UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2013

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Portfolio Review  page  1

Portfolio of Investments  page 27

Financial Statements  page  55

Notes to Financial Statements  page 69

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Managers	Symbols
Daniel J. Fuss, CFA, CIC	Class A LGMAX
Warren N. Koontz, CFA, CIC*	Class C LGMCX
Eileen N. Riley, CFA**	Class Y LSWWX
David Rolley, CFA
Lee M. Rosenbaum**
Loomis, Sayles & Company, L.P.

*	Effective April 11, 2013, Warren N. Koontz no longer serves as a portfolio manager of the Fund.

**	Eileen N. Riley, CFA and Lee M. Rosenbaum became portfolio managers of the Fund effective April 11, 2013.

Objective

Seeks high total investment return through a combination of capital appreciation and current income

Strategy

Under normal circumstances, invests 80% of its net assets in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Market Conditions

Developed equity markets rallied during the 12-month period, while fears of rising interest rates hurt many fixed-income markets. In the United States, the S&P 500 Index® trended higher on the back of rising consumer sentiment. European markets responded well to improving economic conditions despite slowing forecasts for corporate earnings. Although emerging market stocks generally rallied strongly in September 2013, earlier setbacks kept the year-to-date return negative and the 12-month return barely positive as of September 30, 2013.

Comments from the U.S. Federal Reserve (the Fed) and speculation about Fed policy, particularly in the second half of the reporting period, generally drove fixed-income performance for the 12-month period. The Fed introduced volatility and caution into the global fixed-income markets by hinting at a potential winding down of its program of monthly mortgage and Treasury security purchases, known as quantitative easing (QE). The magnitude of the resulting selloff and the overall disruption to risk markets tightened financial conditions significantly. Based on the Fed’s announcement, investors anticipated the Fed would begin tapering QE following the central bank’s September policy meeting. However, the Fed surprised markets and decided to delay the taper while softening its forward guidance. This announcement led to a rally in equities, emerging currencies and fixed-income markets.

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Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Global Equity and Income Fund returned 10.54% at net asset value. The fund underperformed its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 20.90%. The fund outpaced its secondary benchmark, the Citigroup World Government Bond Index, which returned -4.60%.

Explanation of Fund Performance

Weak performance from several out-of-benchmark emerging market equity holdings detracted from return. Although the fund’s fixed-income holdings posted positive results, the effect was not enough to offset the fund’s overall underperformance, as the fund maintains a larger overall weight in equities.

Within the fund’s equity component, an underweight position in the telecommunication sector and stock selection in the materials sector were the main detractors from results. Relative to the fund’s benchmark, stock selection in the energy, healthcare and utilities sectors was positive. However, these gains were largely offset by stock selection in consumer discretionary and financials stocks. We ended the period with overweight positions in the United States and United Kingdom and an underweight position in Japan. Throughout the period we increased exposure to North America and trimmed exposure to emerging markets — a result of our investment process, which continually looks for quality companies that trade at attractive valuations and have the ability to grow their intrinsic value.

In terms of individual stock holdings, Citigroup, a diversified financial services company, was the leading contributor, as positive industry data boosted many financial stocks during the first half of the year. We believe the company remains positioned for targeted growth and stability. In addition, a position in Priceline, an online travel service company, performed well due to rapid expansion in hotel listings and strong growth in its booking.com brand in the United States. A position in Roche, a Swiss pharmaceutical company, also was a top contributor. The company’s stock benefited from positive incremental data presented at the European Society for Medical Oncology (ESMO) as well as growing speculation about a deal with rival Novartis to sell its stake back to Roche.

Outperformance in the fund’s fixed-income component was due primarily to security selection in corporate bonds and favorable currency positioning. In particular, underweight positions in Australia’s dollar and Japan’s yen aided performance. Positioning in the industrials and financials sectors along with government securities also added to return.

Apple, the U.S.-based computer and electronic device maker, was the single largest individual performance detractor for the period. Throughout the summer, Apple faced product- and legal-related headwinds that muted returns overall. However, recent events have turned positive with the launch of the iPhone 5S and iPhone 5C and favorable resolutions to several legal issues. In addition, the fund’s holdings in Canada’s Potash Corporation of Saskatchewan, a producer of potash and other fertilizers, declined after OAO Uralkali, the world’s largest potash producer, ended its relationship with its distribution and trading organization. This change in market dynamics, and the heightened

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

risks to potash pricing, negatively influenced our downside view of the company, and we sold the stock. Elsewhere, U.K.-based mining company Antofagasta also detracted from performance, declining after the company warned copper and gold output would fall due to increased production costs. We sold the position.

In the fixed-income component, the fund’s bias toward U.S. local markets, combined with substantial underweight positions in European and Japanese local markets, detracted from performance. Issue selection within the utility sector and U.S. dollar yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning also detracted from relative performance.

Outlook

In the equity market, we continue to estimate earnings growth in the mid single-digit range this year and next. While margin expansion from recessionary lows has largely played out, the evidence tends to support our view that margins should remain healthy in an environment of moderate but steady gross domestic product growth. Dividends are expected to grow at a double-digit rate in 2013 and likely in 2014. The potential for dividend growth and moderately higher equity prices could provide equity investors with two opportunities over time. While the Fed has refrained from tapering QE for now, investors should prepare for an eventual return to a more normal interest rate environment with a federal funds rate above the zero lower bound. If yields gradually normalize on the basis of improved economic growth with contained inflation, equity investors should be able to adjust to the changing environment and use periodic average corrections as opportunities to add to favored positions.

We also believe the credit cycle is in the early stage of expansion. Bond yields should rise as the global economy continues to improve, but we expect the pace of growth to be inconsistent. Overall, this likely means corporate bonds will continue to outperform Treasuries. We remain comfortable with the fund’s overweight position in the corporate sector and will continue to look for companies with strong fundamentals and favorable risk/reward profiles. Among currencies, we continue to favor the U.S. dollar versus the euro or yen, as we see better relative growth opportunities in the United States. Due to our concerns about slow growth in China, we remain increasingly cautious toward non-Japan Asian currencies. Recent volatility in emerging markets has restored some value, but security selection remains critical in identifying promising long-term positions.

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Growth of $10,000 Investment in Class A Shares1,5

September 30, 2003 through September 30, 2013

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Average Annual Total Returns — September 30, 20135

	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
NAV	10.54%	11.97%	9.79%
With 5.75% Maximum Sales Charge	4.20	10.65	9.14

Class C (Inception 2/1/06)[1]
NAV	9.77	11.15	8.98
With CDSC[2]	8.77	11.15	8.98

Class Y (Inception 5/1/96)
NAV	10.90	12.26	10.07

Comparative Performance
MSCI World Index[3]	20.90	8.46	8.16
Citigroup World Government Bond Index[4]	-4.60	4.25	4.79

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, which were redesignated as Class Y shares, and restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

4	Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES GROWTH FUND

Manager	Symbols
Aziz Hamzaogullari, CFA	Class A LGRRX
Loomis, Sayles & Company, L.P.	Class B LGRBX
Class C LGRCX
Class N LGRNX
Class Y LSGRX

Objective

Long-term growth of capital

Strategy

Under normal circumstances invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Market Conditions

Equities generally performed well across the board in the third quarter. The Russell 1000® Growth Index returned more than 19% through September, surpassing expectations at the start of the year. Slow but steady economic growth in the United States, support from the Federal Reserve and more recently, signs of potentially better growth in Europe and Asia have been important positive catalysts.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Growth Fund returned 25.23% at net asset value. The fund outperformed its benchmark, the Russell 1000® Growth Index, which returned 19.27%.

Explanation of Fund Performance

Stock selection in the information technology, financials and consumer staples sectors primarily accounted for the fund’s outperformance relative to its benchmark. Stock selection in the healthcare sector and our allocations to the industrials, consumer discretionary and energy sectors were the largest detractors from relative performance.

Facebook, a social networking provider and one of our top ten holdings, was the largest contributor to performance during the period. We first purchased Facebook in 2012 at the company’s initial public offering and have added to the fund’s position on price weakness. Facebook reported strong results, with all key metrics above consensus expectation. The company’s mobile platform was the primary driver of performance. Facebook also continued to show strong user growth, positive engagement trends, product innovation and good financials. In addition, a position in ARM Holdings, the leading supplier of semiconductor processor intellectual property, was a positive contributor to the fund’s return. ARM

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LOOMIS SAYLES GROWTH FUND

Holdings has seen strong growth in its licensing business, which will drive future royalty revenue growth. Key product announcements from Apple and Samsung validated ARM’s next-generation products. Overall revenue increased with expansion in operating margins, driving even faster operating income growth. We believe ARM Holdings continues to trade at a discount to our estimate of intrinsic value based on our long-term fundamental analysis. The fund’s position in SEI Investments, a leading provider of investment management services and fully outsourced processing solutions to global financial institutions, also was a top performer. New sales were up 77% during the period, which is a positive indicator for revenue growth. All business segments reported growth, with new sales activity in the institutional investor category returning to pre-financial-crisis levels. SEI continues to offer an attractive reward-to-risk opportunity based on our estimate of intrinsic value.

A position in online jeweler Blue Nile was the largest performance detractor during the period. Blue Nile’s new management team has been shifting its strategic focus to the fashion-driven jewelry segment and away from its original core business, the diamond engagement market. We sold the fund’s position due to negative structural changes to our initial investment thesis, which resulted in a lower estimate of intrinsic value. A position in energy drink company Monster Beverage was an additional detractor. Monster, along with the entire energy drink industry, faced negative press regarding the safety of energy drinks, especially for children. This negative press spilled into European markets, softening consumption levels and weakening growth in international markets. We continue to believe Monster is well positioned in a fast-growing segment and in the long run should benefit from strong revenue growth and expanding profit margins. A position in Greenhill & Co., a boutique investment bank, also detracted from performance. Greenhill reported lower-than-expected earnings due to continued weakness in merger-and-acquisition activity and higher compensation due to new hires. We believe that Greenhill is thinking long term by taking advantage of ongoing industry weakness to add talent to its team. Although it compounded the company’s overall weak financial performance, we believe the hiring strategy should improve the company’s long-term opportunity.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term time horizon. The nature of the process creates a portfolio with lower turnover, in which sector positioning is derived from our fundamental research. This approach led to overweight positions in the financials, information technology and healthcare sectors and underweight positions in the industrials, consumer discretionary, energy and consumer staples sectors. We remain committed to our long-term investment approach.

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Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30, 2013

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LOOMIS SAYLES GROWTH FUND

Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 12/31/96)
NAV	25.23%	10.27%	6.34%	—%
With 5.75% Maximum Sales Charge	17.97	8.95	5.71	—

Class B (Inception 9/12/03)
NAV	24.14	9.47	5.54	—
With CDSC[1]	19.14	9.19	5.54	—

Class C (Inception 9/12/03)
NAV	24.21	9.48	5.54	—
With CDSC[1]	23.21	9.48	5.54	—

Class N (Inception 2/1/13)
NAV	—	—	—	12.93

Class Y (Inception 5/16/91)
NAV	25.49	10.65	6.69	—

Comparative Performance
Russell 1000® Growth Index[2]	19.27	12.07	7.82	14.70

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES MID CAP GROWTH FUND

Manager	Symbols
Philip C. Fine, CFA	Class A LAGRX
Loomis, Sayles & Company, L.P.	Class C LSACX
Class N LSANX
Class Y LSAIX

Objective

Long-term capital growth from investments in common stocks or similar securities

Strategy

Normally invests 80% of its net assets in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap® Growth Index, but may invest the rest of its assets in companies of any size.

Market Conditions

Stocks started the period on a negative note, as equities sold off immediately following the November 2012 presidential election. Fears of the “fiscal cliff” — a combination of tax increases and spending cuts scheduled to take effect January 1, 2013 — drove the selloff. Ultimately, policymakers agreed to a deal to avert the worst of the fiscal cliff scenario, and stocks generally remained on an upswing for the remainder of the period.

Federal Reserve (Fed) Chairman Ben Bernanke rattled the financial markets in June 2013 by suggesting the Fed might begin to scale back its quantitative easing (QE) as early as September and perhaps terminate the program by mid 2014 should the economy and labor markets continue to improve. In response, investors rotated out of defensive stocks (utilities, healthcare, staples) that led the rally for much of the first half of 2013 and into more cyclical stocks (financials, technology). But, following its September policy meeting, the Fed shocked the financial markets when it said financial conditions were not strong enough to warrant a reduction in stimulus. Stocks rallied on the news the Fed would continue its $85 billion monthly bond purchases. In the final days of the quarter, the rally stalled, as failed federal budget negotiations gave way to an October 1 federal government shutdown.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Mid Cap Growth Fund returned 26.39% at net asset value. The fund underperformed its benchmark, the Russell Midcap® Growth Index, which returned 27.54%.

Explanation of Fund Performance

The fund slightly lagged its benchmark during the 12-month period, primarily due to weakness from the overall allocation effect (sector weights, cash holdings, options hedges). By contrast, the fund benefited from strong stock selection, particularly within the information technology,

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LOOMIS SAYLES MID CAP GROWTH FUND

energy and industrials sectors. Stock selection within healthcare, and to a lesser extent the consumer discretionary sector, created a drag on relative performance. The consumer discretionary sector made the largest contribution to the fund’s gains, led by positions in Lions Gate Entertainment, a leading independent film and television producer and distributor, and Melco Crown Entertainment (Melco), an operator of casinos in Macau. Lions Gate has posted several strong quarters, and expectations have been building for a strong fourth-quarter release schedule, paced by “Catching Fire,” the next installment of the “Hunger Games” franchise. For Melco, visitation to Macau has been robust, and the company has been gaining market share in the lucrative mass-market segment. It also entered into a joint venture to open a casino in the Philippines.

The technology and energy sectors made the greatest contributions to return relative to the benchmark. LinkedIn, the leading online professional network with more than 200 million members globally, was the largest contributor in technology. The company has increased user engagement by offering new features and functionality. It continued to report strong results, driven primarily by gains in its key talent solutions segment (licenses to corporate accounts). The fund’s strongest contributor in energy was Cabot Oil & Gas, a leading exploration and production company. The firm recently reported another strong quarter, split its stock for a second time, doubled its dividend and increased production guidance for 2013.

Corrections in the fund’s biotech holdings led to underperformance in the healthcare sector. In particular, several of 2012’s big winners, Alexion Pharmaceuticals and Medivation, began to sell off in late 2012. Alexion reported a disappointing third quarter 2012. While earnings modestly exceeded expectations, revenues were only in-line with expectations for the first time in several years. Medivation has transitioned from the clinical to commercial stage with the recent launch of a drug for metastatic prostate cancer that was approved for post-chemotherapy use. After a strong run-up prior to approval, the shares corrected as investors took profits ahead of the launch.

An overweight position in homebuilders triggered underperformance in the consumer discretionary sector. After a strong fourth quarter 2012, the fund’s homebuilders experienced a modest correction during the spring. A more severe selloff began in late June, when mortgage rates increased in response to the Fed’s potential tapering plans. In particular, D.R. Horton, the nation’s largest homebuilder, reported strong margins but disappointing orders. In the information technology sector, a position in Zillow, operator of a leading real estate information website, weighed on performance. The company has been the target of short sellers, who have questioned its business model and reticence to disclose key operating metrics. The firm issued disappointing fourth-quarter guidance with respect to revenues and margins.

The fund held several small derivatives positions for hedging purposes. In the fourth quarter of 2012, we held a Russell 2000 ETF put spread (a long position in an out-of-the-money put combined with a short position in a put with a lower strike price) to hedge against political and fiscal cliff risk during the post-election selloff and puts on the S&P Homebuilders sector ETF to hedge the fund’s large exposure to homebuilders. In the third quarter of 2013, we bought out-of-the-money puts on Medivation as a hedge against the risk of failure in a key clinical trial. We also bought calls on Cobalt International Energy to

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gain investment exposure to several high impact exploratory drilling programs. While the fund’s derivative positions detracted modestly from return, all instruments behaved as expected, with the puts offering downside protection in a rising market. We continue to own the puts on Medivation and the calls on Cobalt.

Outlook

We continue to estimate earnings growth in the mid single-digit range this year and next. While margin expansion from recessionary lows has largely played out, the evidence tends to support our view that margins should remain healthy in an environment of moderate but steady gross domestic product growth. Dividends are expected to grow at a double-digit rate in 2013 and likely in 2014 as well. The potential for dividend growth and moderately higher equity prices could provide equity investors with two opportunities over time. While the Fed has refrained from tapering its monthly bond-buying purchases, known as QE for now, investors should prepare for an eventual return to a more normal interest rate environment with a federal funds rate above the zero lower bound. If yields normalize gradually, on the basis of improved economic growth with contained inflation, equity investors should be able to adjust to the changing environment and use periodic average corrections as opportunities to add to favored positions.

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LOOMIS SAYLES MID CAP GROWTH FUND

Growth of $10,000 Investment in Class A Shares1,4

September 30, 2003 through September 30, 2013

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Average Annual Total Returns — September 30, 20134

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 12/31/96)[1]
NAV	26.39%	11.52%	10.56%	—%
With 5.75% Maximum Sales Charge	19.12	10.21	9.91	—

Class C (Inception 2/2/09)[1]
NAV	25.46	10.70	9.71	—
With CDSC[2]	24.46	10.70	9.71	—

Class N (Inception 2/1/13)
NAV	—	—	—	20.51

Class Y (Inception 12/31/96)
NAV	26.72	11.82	10.84	—

Comparative Performance
Russell Midcap® Growth Index[3]	27.54	13.92	10.16	16.97

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to 2/1/09, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/2/09), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. The fund revised its investment strategies on 2/1/07; performance may have been different had the current strategies been in place for all periods shown.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell Midcap® Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES VALUE FUND

Managers	Symbols
Arthur Barry, CFA	Class A	LSVRX
James L. Carroll, CFA*	Class B	LSVBX
Warren N. Koontz, CFA, CIC	Class C	LSCVX
Loomis, Sayles & Company, L.P.	Class N	LSVNX
	Class Y	LSGIX
	Admin Class	LSAVX

*	Effective September 30, 2013, James L. Carroll no longer serves as a portfolio manager of the Fund.

Objective

Long-term growth of capital and income

Strategy

Under normal conditions invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Market Conditions

The U.S. stock market generated strong performance during the 12-month period. All major stock indexes continued to trend higher, while consumer sentiment improved worldwide. The U.S. equity market has returned to price-to-earnings valuation levels comparable to its 50-year average. Profit margins were healthy, and market consensus expects them to remain so going forward. As the period progressed, U.S. investors returned to equity mutual funds following a long stretch of net redemptions.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Value Fund returned 24.35% at net asset value. The fund outperformed its benchmark, the Russell 1000® Value Index, which returned 22.30% for the period.

Explanation of Fund Performance

The most significant driver of the fund’s outperformance was stock selection, particularly in the energy, financials, materials, industrials and telecommunication services sectors. An underweight in the utilities sector also boosted performance. Stock selection in the information technology sector was the primary detractor from relative performance, mostly due to owning Apple, the computer and electronic device maker.

State Street and JPMorgan were two of the top three performers for the fund. Strong fee revenues, robust share buybacks and market appreciation inflows have led to solid earnings for State Street Corporation. JPMorgan also recently reported better-than-expected earnings on the back of a larger reserve release and slightly better-than-expected investment

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banking and trading revenue. Ameriprise was a solid performer throughout the period, primarily due to net new inflows and increased client activity. The company also continued to return capital to shareholders through share repurchases and dividends while maintaining a strong financial foundation. All three stocks were overweights relative to the index.

Although this past 12-month period was not Apple’s strongest, the company countered the skeptics with the arrival of the iPhone 5S and as a lower-end model, the 5C, in September. We think sales of these products, plus other potential catalysts, such as additional share buybacks, a dividend commitment and an agreement with China Mobile to sell iPhones, make the stock attractive at this level. In addition, an overweight position in FirstEnergy, a public utility company, weighed on fund performance. Data released in the summer indicated weak demand and excess generation supply will keep power prices low in certain areas for a long time. This led to weak stock performance for large electricity generators, including FirstEnergy. The fund’s exposure to Verizon, a telecommunication company, also detracted from performance. Concerns about discounting and increased competition from wireless peers pressured Verizon stock. Nevertheless, we believe the company remains attractive from a long-term perspective.

Outlook

As always, we will look for individual securities we believe offer attractive return potential by selling below our estimates of intrinsic value. We will seek to enter these stock positions when the downside risk seems limited or manageable.

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LOOMIS SAYLES VALUE FUND

Growth of $10,000 Investment in Class A Shares1,4

September 30, 2003 through September 30, 2013

17  |

Average Annual Total Returns — September 30, 20134

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 6/30/06)[1]
NAV	24.35%	8.71%	9.21%	—%
With 5.75% Maximum Sales Charge	17.21	7.44	8.57	—

Class B (Inception 6/1/07)[1]
NAV	23.42	7.91	8.33	—
With CDSC[2]	18.42	7.61	8.33	—

Class C (Inception 6/1/07)[1]
NAV	23.41	7.91	8.34	—
With CDSC[2]	22.41	7.91	8.34	—

Class N (Inception 2/1/13)
NAV	—	—	—	13.55

Class Y (Inception 5/13/91)
NAV	24.65	9.00	9.52	—

Admin Class (Inception 2/1/10)[1]
NAV	24.08	8.45	8.92	—

Comparative Performance
Russell 1000® Value Index[3]	22.30	8.86	7.99	12.07

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,045.00	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97
Class C
Actual	$1,000.00	$1,041.40	$9.88
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75
Class Y
Actual	$1,000.00	$1,046.50	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio: 1.18%, 1.93% and 0.93% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,108.50	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11
Class B
Actual	$1,000.00	$1,103.60	$9.28
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.90
Class C
Actual	$1,000.00	$1,103.80	$9.28
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.90
Class N
Actual	$1,000.00	$1,108.80	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class Y
Actual	$1,000.00	$1,110.10	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.01%, 1.76%, 1.76%, 0.95% and 0.76% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,161.90	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33
Class C
Actual	$1,000.00	$1,157.70	$10.82
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10
Class N
Actual	$1,000.00	$1,163.80	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class Y
Actual	$1,000.00	$1,163.40	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00%, 0.95% and 1.00% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,087.50	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class B
Actual	$1,000.00	$1,083.20	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class C
Actual	$1,000.00	$1,083.40	$8.93
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class N
Actual	$1,000.00	$1,088.70	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Class Y
Actual	$1,000.00	$1,088.70	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Admin Class
Actual	$1,000.00	$1,086.50	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

*	Expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 1.71%, 0.57%, 0.71% and 1.18% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against

23  |

similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to its relevant performance benchmarks and peer group category; and (3) that the Fund’s performance, although lagging in certain recent periods, was stronger over the long term.

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The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all four of the Funds included in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

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Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)
Common Stocks — 67.9% of Net Assets
	Belgium — 1.5%
177,107	Anheuser-Busch InBev NV	$17,568,611

	Brazil — 0.6%
527,700	Mills Estruturas e Servicos de Engenharia S.A.	7,228,702

	Canada — 1.1%
348,600	CGI Group, Inc., Class A(b)	12,234,251

	Chile — 0.6%
759,310	S.A.C.I. Falabella	7,242,066

	China — 1.3%
1,300,000	Hengan International Group Co. Ltd.	15,212,973

	Germany — 3.9%
183,099	Adidas AG	19,861,052
109,467	Bayer AG, (Registered)	12,909,535
77,643	Brenntag AG	12,925,663

		45,696,250

	Japan — 1.2%
530,700	Asahi Group Holdings Ltd.	13,971,015

	Mexico — 1.3%
6,550,700	Genomma Lab Internacional S.A. de CV, Class B(b)	14,953,582

	Russia — 0.8%
240,740	Mail.ru Group Ltd., GDR(c)	9,184,231

	Sweden — 1.3%
527,029	Atlas Copco AB, Class A	15,439,069

	Switzerland — 2.1%
90,501	Roche Holding AG	24,423,811

	Thailand — 1.0%
900,400	Bangkok Bank PCL	5,674,613
413,700	Siam Cement PCL	5,694,338

		11,368,951

	Turkey — 0.6%
1,918,691	Turkiye Garanti Bankasi AS	7,568,843

	United Kingdom — 11.1%
1,887,092	Aberdeen Asset Management PLC	11,557,299
221,349	British American Tobacco PLC	11,649,440
347,695	Burberry Group PLC	9,200,427
732,984	Diageo PLC	23,299,668
388,891	Hikma Pharmaceuticals PLC	6,543,315
1,265,491	HSBC Holdings PLC	13,696,859
5,747,596	Legal & General Group PLC	18,238,010
438,776	Shire PLC	17,553,094
721,999	Standard Chartered PLC	17,297,454

		129,035,566

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United States — 39.5%
182,362	ACE Ltd.	$17,061,789
228,828	American Express Co.	17,281,091
39,095	Apple, Inc.	18,638,541
30,319	AutoZone, Inc.(b)	12,816,751
350,360	Cabot Oil & Gas Corp.	13,075,435
466,159	Citigroup, Inc.	22,613,373
46,194	Core Laboratories NV	7,816,487
136,771	CVS Caremark Corp.	7,761,754
177,583	Deere & Co.	14,453,480
87,118	EOG Resources, Inc.	14,747,335
180,180	Genesee & Wyoming, Inc., Class A(b)	16,751,335
103,803	Gilead Sciences, Inc.(b)	6,522,980
70,542	Goldman Sachs Group, Inc. (The)	11,160,450
25,701	Google, Inc., Class A(b)	22,511,763
146,257	Gulfport Energy Corp.(b)	9,410,175
955	Hawaiian Telcom Holdco, Inc.(b)	25,403
94,427	Jones Lang LaSalle, Inc.	8,243,477
358,557	Lowe’s Cos., Inc.	17,070,899
96,181	M&T Bank Corp.	10,764,577
119,826	National Fuel Gas Co.	8,239,236
129,071	National Oilwell Varco, Inc.	10,081,736
28,883	NewMarket Corp.	8,315,705
255,842	Noble Energy, Inc.	17,143,972
140,006	Praxair, Inc.	16,830,121
73,365	Precision Castparts Corp.	16,671,463
21,972	priceline.com, Inc.(b)	22,212,593
120,459	QUALCOMM, Inc.	8,114,118
181,009	Schlumberger Ltd.	15,993,955
166,200	Signet Jewelers Ltd.	11,908,230
402,196	Texas Instruments, Inc.	16,196,433
122,826	TransDigm Group, Inc.	17,035,966
152,180	UnitedHealth Group, Inc.	10,897,610
129,860	Valspar Corp. (The)	8,237,020
26,818	Vertex Pharmaceuticals, Inc.(b)	2,033,341
327,736	Wyndham Worldwide Corp.	19,982,064

		458,620,658

	Total Common Stocks (Identified Cost $678,736,713)	789,748,579

Principal Amount (‡)
Bonds and Notes — 27.8%
Non-Convertible Bonds — 27.0%
	Argentina — 0.1%
$170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	170,000
500,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	452,500

		622,500

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Australia — 0.4%
$1,200,000	Macquarie Bank Ltd., 5.000%, 2/22/2017, 144A	$1,308,720
500,000	Macquarie Bank Ltd., 6.625%, 4/07/2021, 144A	545,150
2,185,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)(d)	2,241,176
155,000	Sydney Airport Finance Co., 5.125%, 2/22/2021, 144A	162,930

		4,257,976

	Belgium — 0.1%
350,000	Anheuser-Busch InBev NV, EMTN, 6.500%, 6/23/2017, (GBP)	661,563

	Brazil — 1.8%
800,000	Banco do Brasil S.A., 3.875%, 10/10/2022	692,000
1,100,000	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 9/26/2023, 144A	1,100,000
400,000	Banco Santander Brasil S.A., 4.500%, 4/06/2015, 144A	409,000
600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	618,000
1,919,970	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	846,351
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	784,000
6,600,000	Brazil Letras do Tesouro Nacional, Zero Coupon, 7/01/2016, (BRL)	2,207,345
693,410(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 8/15/2014, (BRL)	319,518
554,728(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	258,184
1,115(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	464,847
2,250(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2019, (BRL)	953,683
2,250,000	Brazilian Government International Bond, 10.250%, 1/10/2028, (BRL)	1,012,668
1,700,000	BRF S.A., 3.950%, 5/22/2023, 144A	1,462,000
600,000	BRF S.A., 5.875%, 6/06/2022, 144A	597,000
2,300,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	822,429
1,075,000	Caixa Economica Federal, 4.500%, 10/03/2018, 144A	1,065,325
1,255,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	1,079,300
400,000	CSN Resources S.A., 6.500%, 7/21/2020, 144A	399,000
450,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	480,150
800,000	Gerdau Trade, Inc., 5.750%, 1/30/2021, 144A	784,000
300,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	300,000
100,000	LPG International, Inc., 7.250%, 12/20/2015	109,970
185,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	188,238
900,000	Odebrecht Offshore Drilling Finance Ltd., 6.750%, 10/01/2022, 144A	922,500
2,400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	948,391
320,000	Petrobras International Finance Co., 5.375%, 1/27/2021	321,467
300,000	Petrobras International Finance Co., 6.875%, 1/20/2040	294,703
800,000	Samarco Mineracao S.A., 4.125%, 11/01/2022, 144A	696,000
129,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	113,520
536,000	Vale Overseas Ltd., 6.875%, 11/21/2036	543,608

		20,793,197

	Canada — 0.9%
1,085,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	1,055,980
1,570,000	Bank of Nova Scotia, 1.375%, 12/18/2017	1,541,205
650,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	623,995
2,880,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(d)	2,901,193
2,695,000	Canadian Government, 4.250%, 6/01/2018, (CAD)(d)	2,900,569

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Canada — continued
$875,000	Pacific Rubiales Energy Corp., 5.125%, 3/28/2023, 144A	$784,219
100,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	106,734
600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	636,942

		10,550,837

	Chile — 0.4%
1,450,000	Banco de Credito e Inversiones, 3.000%, 9/13/2017, 144A	1,439,869
850,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	1,662,952
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	194,294
1,000,000	Corp Nacional del Cobre de Chile, 4.500%, 8/13/2023, 144A	1,008,103
250,000	E.CL S.A., 5.625%, 1/15/2021, 144A	255,482
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A	743,778

		5,304,478

	China — 0.3%
800,000	Baidu, Inc., 2.250%, 11/28/2017	786,874
700,000	Baidu, Inc., 3.250%, 8/06/2018	699,681
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	396,276
1,200,000	CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023	1,078,568
1,000,000	Parkson Retail Group Ltd., 4.500%, 5/03/2018	920,000

		3,881,399

	Colombia — 0.4%
400,000	Banco Davivienda S.A., 5.875%, 7/09/2022, 144A	380,000
555,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	510,600
1,180,000	Ecopetrol S.A., 5.875%, 9/18/2023	1,227,200
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	704,669
2,140,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	1,169,299
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	118,576
40,000	Republic of Colombia, 8.125%, 5/21/2024	51,650

		4,161,994

	Costa Rica — 0.1%
600,000	Costa Rica Government International Bond, 4.250%, 1/26/2023, 144A	537,000
800,000	Costa Rica Government International Bond, 4.375%, 4/30/2025, 144A	696,000

		1,233,000

	Czech Republic — 0.0%
400,000	CEZ AS, 4.250%, 4/03/2022, 144A	399,600

	Finland — 0.2%
1,435,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)	1,855,922

	France — 0.0%
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	382,348

	Hong Kong — 0.1%
400,000	Hutchison Whampoa International 11 Ltd., 3.500%, 1/13/2017, 144A	417,774
400,000	Noble Group Ltd., 6.750%, 1/29/2020, 144A	412,000

		829,774

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hungary — 0.0%
$200,000	Hungary Government International Bond, 6.375%, 3/29/2021	$212,750

	Iceland — 0.1%
1,000,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	1,027,500

	India — 0.2%
200,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	186,600
1,400,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	1,295,000
700,000	State Bank of India/London, 4.125%, 8/01/2017, 144A	694,719

		2,176,319

	Indonesia — 0.4%
200,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	208,400
800,000	Gajah Tunggal Tbk PT, 7.750%, 2/06/2018, 144A	772,000
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	317,326
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	77,572
12,100,000,000	Indonesia Treasury Bond, 6.125%, 5/15/2028, (IDR)	821,329
2,800,000	Pertamina Persero PT, 4.300%, 5/20/2023, 144A(d)	2,394,000

		4,590,627

	Ireland — 0.0%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	182,600

	Israel — 0.1%
1,580,000	Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	1,463,916

	Italy — 0.5%
500,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	598,271
2,860,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(d)	4,076,539
400,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	571,606
125,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	102,807
10,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	8,589
100,000	Telecom Italia SpA, EMTN, 5.375%, 1/29/2019, (EUR)	137,416

		5,495,228

	Japan — 0.1%
1,700,000	Softbank Corp., 4.500%, 4/15/2020, 144A	1,633,700

	Korea — 0.8%
3,700,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	596,664
8,000,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	189,343
400,000	Hana Bank, 4.000%, 11/03/2016, 144A	424,237
600,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	623,797
600,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	631,535
600,000	Industrial Bank of Korea, 2.375%, 7/17/2017, 144A	601,406
400,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	418,009
400,000	Korea Finance Corp., 4.625%, 11/16/2021	422,361
400,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	411,178
3,784,140,000	Korea Treasury Bond, 2.750%, 9/10/2017, (KRW)(d)	3,483,731
970,000,000	Korea Treasury Bond, 4.000%, 3/10/2016, (KRW)	926,779

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Korea — continued
$250,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	$257,138
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	167,165
200,000	Woori Bank, 5.875%, 4/13/2021, 144A	220,109

		9,373,452

	Luxembourg — 0.2%
400,000	Altice Financing S.A., 7.875%, 12/15/2019, 144A	422,000
400,000	ArcelorMittal, 7.250%, 3/01/2041	366,000
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	360,000
500,000	INEOS Group Holdings S.A., 6.125%, 8/15/2018, 144A	488,750
500,000	Millicom International Cellular S.A., 4.750%, 5/22/2020, 144A	465,000
400,000	VTB Bank OJSC, 6.000%, 4/12/2017, 144A	421,856

		2,523,606

	Malaysia — 0.2%
1,750,000	Malaysia Government Bond, 3.434%, 8/15/2014, (MYR)	539,264
6,540,000	Malaysia Government Bond, 4.012%, 9/15/2017, (MYR)	2,038,610

		2,577,874

	Mexico — 1.3%
7,000,000	America Movil SAB de CV, 3.500%, 2/08/2015, (CNY)	1,144,902
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	715,192
300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A	275,250
600,000	BBVA Bancomer S.A., 6.750%, 9/30/2022, 144A	621,000
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	644,662
264,500(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	2,113,529
186,200(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/09/2022, (MXN)	1,472,847
424,200(††††)	Mexican Fixed Rate Bonds, Series M-10, 7.750%, 12/14/2017, (MXN)(d)	3,617,757
520,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(d)	4,602,752
480,000	Petroleos Mexicanos, 3.500%, 7/18/2018	486,000

		15,693,891

	Netherlands — 0.4%
1,155,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	1,033,725
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	209,000
400,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	408,000
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	525,000
850,000	Petrobras Global Finance BV, 3.000%, 1/15/2019	799,357
1,750,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,600,876

		4,575,958

	New Zealand — 0.2%
2,340,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	2,022,432

	Norway — 0.4%
225,000	Eksportfinans ASA, 2.000%, 9/15/2015	219,375
14,109,000	Norway Government Bond, 2.000%, 5/24/2023, (NOK)	2,184,671
13,760,000	Norway Government Bond, 4.500%, 5/22/2019, (NOK)(d)	2,542,755

		4,946,801

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Panama — 0.0%
$300,000	Banco Latinoamericano de Comercio Exterior S.A., 3.750%, 4/04/2017, 144A	$301,500

	Peru — 0.1%
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	908,250

	Philippines — 0.2%
40,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	920,992
30,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	745,838
175,000	Philippine Long Distance Telephone Co., EMTN, 8.350%, 3/06/2017	199,938

		1,866,768

	Poland — 0.3%
6,965,000	Poland Government Bond, 4.000%, 10/25/2023, (PLN)	2,144,690
2,200,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	731,431
95,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	107,768
800,000	Poland Government International Bond, 3.000%, 3/17/2023	732,800

		3,716,689

	Romania — 0.1%
2,650,000	Romania Government Bond, 5.850%, 4/26/2023, (RON)	841,311

	Russia — 0.0%
200,000	Gazprom OAO Via Gaz Capital S.A., 4.950%, 5/23/2016, 144A	211,000

	Singapore — 0.7%
2,000,000	DBS Bank Ltd., (fixed rate to 9/21/2017, variable rate thereafter), 3.625%, 9/21/2022, 144A	2,044,958
950,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	765,713
2,470,000	Singapore Government Bond, 2.500%, 6/01/2019, (SGD)	2,073,944
3,100,000	Singapore Government Bond, 3.250%, 9/01/2020, (SGD)(d)	2,677,802
500,000	TBG Global Pte Ltd., 4.625%, 4/03/2018, 144A	472,500

		8,034,917

	South Africa — 0.2%
650,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022	547,928
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	410,161
600,000	South Africa Government International Bond, 5.875%, 9/16/2025	630,750
700,000	Transnet SOC Ltd., 4.000%, 7/26/2022, 144A	617,750

		2,206,589

	Spain — 0.5%
820,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	978,561
1,270,000	Spain Government Bond, 4.200%, 1/31/2037, (EUR)	1,521,612
645,000	Spain Government Bond, 4.300%, 10/31/2019, (EUR)	910,633
1,250,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	1,896,730

		5,307,536

	Supranationals — 0.5%
840,000	Central American Bank for Economic Integration, 3.875%, 2/09/2017, 144A	863,516
1,115,000	Corp Andina de Fomento, 4.375%, 6/15/2022	1,110,768
3,225,000	European Financial Stability Facility, 1.625%, 7/17/2020, (EUR)	4,303,738

		6,278,022

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Sweden — 0.3%
$400,000	Eileme 2 AB, 11.625%, 1/31/2020	$464,000
1,000,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	981,750
9,195,000	Sweden Government Bond, 4.500%, 8/12/2015, 144A, (SEK)	1,518,552
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, 144A, (SEK)	453,574

		3,417,876

	Thailand — 0.2%
950,000	Thai Oil PCL, 3.625%, 1/23/2023, 144A	852,563
62,435,000	Thailand Government Bond, 3.250%, 6/16/2017, (THB)	1,995,697

		2,848,260

	Turkey — 0.5%
800,000	Arcelik AS, 5.000%, 4/03/2023, 144A	687,000
600,000	Export Credit Bank of Turkey, 5.375%, 11/04/2016, 144A	618,000
1,600,000	Turkey Government International Bond, 3.250%, 3/23/2023	1,380,000
1,200,000	Turkey Government International Bond, 5.125%, 3/25/2022	1,192,500
600,000	Turkiye Garanti Bankasi A.S., 4.000%, 9/13/2017, 144A	585,000
800,000	Turkiye Is Bankasi, 3.875%, 11/07/2017, 144A	767,000
600,000	Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A., 5.188%, 10/13/2015, 144A	609,750

		5,839,250

	United Arab Emirates — 0.1%
600,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	675,750
200,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	219,500

		895,250

	United Kingdom — 0.5%
600,000	Anglo American Capital PLC, 2.625%, 9/27/2017, 144A	589,183
410,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	391,705
250,000	BAT International Finance PLC, 3.250%, 6/07/2022, 144A	244,118
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	277,915
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	110,678
150,000	Imperial Tobacco Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	283,035
400,000	Old Mutual PLC, EMTN, 8.000%, 6/03/2021, (GBP)	688,674
250,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	379,751
705,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	1,170,189
250,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	459,415
1,150,000	Vedanta Resources PLC, 6.000%, 1/31/2019, 144A	1,092,500

		5,687,163

	United States — 13.1%
240,000	AES Corp., 4.875%, 5/15/2023	224,400
425,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	359,125
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	12,525
975,000	Alcoa, Inc., 5.900%, 2/01/2027	942,870
1,325,000	Ally Financial, Inc., 5.500%, 2/15/2017	1,390,541
257,000	Ally Financial, Inc., 6.750%, 12/01/2014	269,850
55,000	Ally Financial, Inc., 7.500%, 12/31/2013	55,756

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$129,000	Ally Financial, Inc., 8.000%, 12/31/2018	$145,125
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,944,000
200,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	187,500
720,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	842,760
14,875	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(c)	15,135
925,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	976,396
145,000	Avnet, Inc., 6.000%, 9/01/2015	157,175
1,820,000	Ball Corp., 5.000%, 3/15/2022	1,765,400
200,000	Bank of America Corp., 5.490%, 3/15/2019	218,245
500,000	Bank of America Corp., EMTN, 4.625%, 8/07/2017, (EUR)	749,010
115,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	123,514
50,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	48,000
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	16,225
15,000	Boston Scientific Corp., 6.400%, 6/15/2016	16,842
1,415,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	1,464,525
1,995,000	CenturyLink, Inc., 6.450%, 6/15/2021	1,985,025
510,000	CenturyLink, Inc., 7.650%, 3/15/2042	453,900
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	50,050
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	539,962
20,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	21,500
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	102,600
380,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	425,600
1,470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	1,517,775
155,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	167,400
1,005,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,022,587
391,247	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	406,408
235,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021, 144A	242,050
235,000	Cummins, Inc., 5.650%, 3/01/2098	226,172
222,770	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	241,706
201,409	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	204,430
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	45,885
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	50,500
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,680
310,000	DR Horton, Inc., 4.375%, 9/15/2022	282,100
4,214,118	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(e)	2,781,318
1,725,000	First Data Corp., 10.625%, 6/15/2021, 144A	1,750,875
150,000	Foot Locker, Inc., 8.500%, 1/15/2022(c)	164,699
25,000	Ford Motor Co., 6.375%, 2/01/2029	27,265
50,000	Ford Motor Co., 6.625%, 2/15/2028	54,044
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,375,337
40,000	Ford Motor Co., 7.125%, 11/15/2025	46,591

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$835,000	Ford Motor Co., 7.400%, 11/01/2046	$999,176
5,000	Ford Motor Co., 7.500%, 8/01/2026	6,031
1,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	1,095,551
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	1,002,920
28,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	28,700
50,000	General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	46,774
600,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%(j)	652,500
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,191,806
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	131,931
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	227,790
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	435,183
200,000	Gerdau Holdings, Inc., 7.000%, 1/20/2020, 144A	213,000
800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	776,234
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,395,145
100,000	Goldman Sachs Group, Inc. (The), 7.250%, 4/10/2028, (GBP)	207,822
3,045,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	3,166,800
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	163,350
70,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(f)	68,429
425,000	Halcon Resources Corp., 8.875%, 5/15/2021	435,625
410,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	449,267
1,000,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,016,250
20,000	HCA, Inc., 5.750%, 3/15/2014	20,375
90,000	HCA, Inc., 6.375%, 1/15/2015	94,950
225,000	HCA, Inc., 7.050%, 12/01/2027	215,437
245,000	HCA, Inc., 7.190%, 11/15/2015	267,662
90,000	HCA, Inc., 7.500%, 12/15/2023	91,800
820,000	HCA, Inc., 7.500%, 11/06/2033	813,850
1,500,000	HCA, Inc., 7.690%, 6/15/2025	1,535,625
395,000	HCA, Inc., 8.360%, 4/15/2024	424,625
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	197,925
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	73,500
855,000	Hecla Mining Co., 6.875%, 5/01/2021, 144A	807,975
585,000	Hercules, Inc., 6.500%, 6/30/2029	520,650
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	517,316
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	120,746
80,000	International Lease Finance Corp., 5.875%, 4/01/2019	83,289
1,620,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,701,000
45,000	iStar Financial, Inc., 3.875%, 7/01/2016	45,113
145,000	iStar Financial, Inc., 4.875%, 7/01/2018	140,650
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	72,625
145,000	iStar Financial, Inc., 6.050%, 4/15/2015	151,163
200,000	iStar Financial, Inc., 7.125%, 2/15/2018	214,500
35,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	35,525
5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,925
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	33,480
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,350

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,995,000	Jack Cooper Holdings Corp., 9.250%, 6/01/2020, 144A	$3,204,650
665,000	Jefferies Group LLC, 5.125%, 4/13/2018	713,706
30,000	Jefferies Group LLC, 5.125%, 1/20/2023	30,236
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,026,765
685,000	Jefferies Group LLC, 6.450%, 6/08/2027	698,700
1,410,000	Jefferies Group LLC, 6.875%, 4/15/2021	1,563,930
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	13,200
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	268,450
1,665,000	KB Home, 8.000%, 3/15/2020	1,798,200
190,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	198,788
15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	15,488
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	59,400
135,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	136,350
1,435,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	1,567,737
30,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	33,075
165,000	Masco Corp., 6.500%, 8/15/2032	163,763
865,000	Masco Corp., 7.750%, 8/01/2029	955,399
2,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,780,814
310,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(g)	254,200
398,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(g)	358,200
1,270,000	Morgan Stanley, 2.125%, 4/25/2018	1,237,803
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	373,966
1,725,000	Morgan Stanley, 5.750%, 1/25/2021	1,914,938
500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	500,200
2,375,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	2,215,205
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	671,203
100,000	Morgan Stanley, Series F, MTN, 0.716%, 10/18/2016(f)	98,362
1,552,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,245,480
245,000	New Albertson’s, Inc., 7.750%, 6/15/2026	199,675
3,605,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,965,112
2,110,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,796,137
315,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	226,800
15,000	News America, Inc., 6.400%, 12/15/2035	16,549
155,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	126,325
115,000	Owens Corning, Inc., 6.500%, 12/01/2016	128,359
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	586,809
540,000	Pulte Group, Inc., 6.000%, 2/15/2035	464,400
785,000	Pulte Group, Inc., 6.375%, 5/15/2033	700,612
220,000	Pulte Group, Inc., 7.875%, 6/15/2032	222,200
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,441,800
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	578,500
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	406,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	56,700
560,000	Qwest Corp., 6.875%, 9/15/2033	542,470
115,000	Qwest Corp., 7.250%, 9/15/2025	128,623
480,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	482,400
1,155,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	1,282,050

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	$201,000
500,000	Range Resources Corp., 5.000%, 8/15/2022	483,750
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	751,585
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	92,432
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019	434,000
655,000	Rockies Express Pipeline LLC, 3.900%, 4/15/2015, 144A	651,725
855,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	636,924
1,970,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	1,871,500
760,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	794,200
915,000	SLM Corp., 5.500%, 1/25/2023	837,761
1,600(†††††)	SLM Corp., 6.000%, 12/15/2043	32,939
141,000	SLM Corp., MTN, 3.875%, 9/10/2015	143,820
40,000	SLM Corp., MTN, 4.625%, 9/25/2017	40,500
1,130,000	SLM Corp., MTN, 7.250%, 1/25/2022	1,149,775
10,000	SLM Corp., Series A, MTN, 0.566%, 1/27/2014(f)	9,951
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	9,843
2,560,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,996,800
595,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	670,862
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	342,375
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	135,200
400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	413,000
300,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	310,500
135,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	141,075
294,000	Sprint Capital Corp., 6.875%, 11/15/2028	262,395
420,000	Sprint Capital Corp., 6.900%, 5/01/2019	431,550
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	111,788
26,000	Sprint Communications, Inc., 6.000%, 12/01/2016	27,560
2,910,000	SUPERVALU, Inc., 6.750%, 6/01/2021, 144A	2,764,500
1,360,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,152,600
820,000	Textron, Inc., 5.950%, 9/21/2021	901,466
1,431,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,234,237
1,645,000	U.S. Treasury Note, 0.125%, 12/31/2014	1,644,164
20,500,000	U.S. Treasury Note, 0.250%, 5/31/2014(d)	20,522,427
1,995,000	U.S. Treasury Note, 0.250%, 10/31/2014	1,997,338
6,595,000	U.S. Treasury Note, 0.250%, 2/15/2015(d)	6,599,893
6,740,000	U.S. Treasury Note, 0.250%, 12/15/2015	6,720,515
33,418	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	37,448
630,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	641,025
295,000	United Rentals North America, Inc., 7.625%, 4/15/2022	320,812
1,735,000	United States Steel Corp., 6.650%, 6/01/2037	1,418,362
770,000	United States Steel Corp., 7.500%, 3/15/2022	787,325
139,748	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	146,036
74,946	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	81,691
530,000	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	511,450
50,000	USG Corp., 6.300%, 11/15/2016	52,875
230,000	USG Corp., 9.750%, 1/15/2018	266,225

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$525,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	$546,000
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	107,034
260,000	Visant Corp., 10.000%, 10/01/2017	241,800
85,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	141,966
100,000	Wells Fargo & Co., EMTN, 3.500%, 9/12/2029, (GBP)	150,288
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	69,262
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	383,660
125,000	Xerox Corp., 6.750%, 2/01/2017	142,848
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	22,663
250,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	351,741

		152,408,908

	Total Non-Convertible Bonds (Identified Cost $310,943,075)	314,200,531

Convertible Bonds — 0.7%
	United States — 0.7%
350,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	319,812
390,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	383,175
175,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	180,688
185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	272,528
125,000	Ford Motor Co., 4.250%, 11/15/2016	246,953
280,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(h)	280,350
465,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	467,325
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,392,891
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(g)	260,956
2,200,000	Old Republic International Corp., 3.750%, 3/15/2018	2,600,125
375,000	Omnicare, Inc., 3.750%, 12/15/2025	796,641
610,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	630,969
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	109,181
265,000	United States Steel Corp., 2.750%, 4/01/2019	293,322

	Total Convertible Bonds (Identified Cost $6,650,672)	8,234,916

Municipals — 0.1%
	United States — 0.1%
415,000	State of Illinois, 5.100%, 6/01/2033	367,952
130,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	90,004

	Total Municipals (Identified Cost $447,642)	457,956

	Total Bonds and Notes (Identified Cost $318,041,389)	322,893,403

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.5%
	United States — 0.5%
$309,225	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(f)	$311,281
1,865,625	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(f)	1,877,546
1,065,000	Flying Fortress, Inc., New Term Loan, 3.500%, 6/30/2017(f)	1,062,785
55,000	Power Team Services LLC, Delayed Draw Term Loan, 3.250%, 5/06/2020(i)	54,106
433,913	Power Team Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(f)	426,862
120,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(f)	119,700
43,093	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(f)	33,354
920,065	Supervalu, Inc., Refi Term Loan B, 5.000%, 3/21/2019(f)	916,615
343,275	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(f)	346,495
814,000	US Airways Group, Inc., Term Loan B1, 4.250%, 5/23/2019(f)	808,188

	Total Senior Loans (Identified Cost $5,951,604)	5,956,932

Shares
Preferred Stocks — 0.5%
Convertible Preferred Stocks — 0.4%
	United States — 0.4%
460	Chesapeake Energy Corp., 5.000%	42,734
100	Chesapeake Energy Corp., Series A, 5.750% 144A	110,312
71,820	General Motors Co., Series B, 4.750%	3,601,773
820	Lucent Technologies Capital Trust I, 7.750%	830,660

	Total Convertible Preferred Stocks (Identified Cost $4,105,300)	4,585,479

Non-Convertible Preferred Stock — 0.1%
	United States — 0.1%
682	Ally Financial, Inc., Series G, 7.000% 144A (Identified Cost $145,366)	651,651

	Total Preferred Stocks (Identified Cost $4,250,666)	5,237,130

Principal Amount (‡)
Short-Term Investments — 3.0%
$47,529	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000%, to be repurchased at $47,529 on 10/01/2013 collateralized by $55,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $51,105 including accrued interest (Note 2 of Notes to Financial Statements)	47,529
34,768,851	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $34,768,851 on 10/01/2013 collateralized by $34,450,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $35,311,250; $155,000 U.S. Treasury Note, 0.250% due 9/30/2015 valued at $154,806 including accrued interest (Note 2 of Notes to Financial Statements)	34,768,851

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

	Description	Value (†)
Short-Term Investments — continued
	Total Short-Term Investments (Identified Cost $34,816,380)	$34,816,380

	Total Investments — 99.7% (Identified Cost $1,041,796,752)(a)	1,158,652,424
	Other assets less liabilities — 0.3%	3,813,580

	Net Assets — 100.0%	$1,162,466,004

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $1,043,459,906 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$131,403,072
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,210,554)

	Net unrealized appreciation	$115,192,518

(b)	Non-income producing security.
(c)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $9,364,065 or 0.8% of net assets.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer has paid out 100% of the interest payments in-kind.
(f)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(g)	Illiquid security. At September 30, 2013, the value of these securities amounted to $873,356 or 0.1% of net assets.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
(j)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $86,567,388 or 7.4% of net assets.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

GDR	A Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of GDRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
OJSC	Open Joint-Stock Company
PIK	Payment-in-Kind
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/18/2013	Australian Dollar	2,870,000	$2,664,091	$(13,359)
Sell[1]	10/08/2013	Brazilian Real	1,610,000	725,401	(23,355)
Sell[1]	12/05/2013	Canadian Dollar	6,610,000	6,406,861	(131,704)
Buy[2]	12/18/2013	Euro	8,050,000	10,892,633	4,203
Buy[1]	12/18/2013	Japanese Yen	2,150,000,000	21,883,806	(21,441)
Buy[3]	12/20/2013	Malaysian Ringgit	1,250,000	381,582	3,196
Sell[2]	10/31/2013	New Zealand Dollar	2,505,000	2,076,433	(97,257)
Buy[2]	12/16/2013	Philippine Peso	187,000,000	4,294,615	14,459
Buy[1]	12/11/2013	South Korean Won	1,488,000,000	1,378,518	32,277
Buy[2]	12/11/2013	South Korean Won	780,000,000	722,610	16,088
Sell[2]	12/11/2013	South Korean Won	780,000,000	722,610	(7,604)
Sell[1]	12/11/2013	South Korean Won	1,488,000,000	1,378,518	(14,507)

Total					$(239,004)

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Global Equity and Income Fund – (continued)

At September 30, 2013, the Fund had the following open forward foreign cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive4/Units of Currency		Unrealized Appreciation (Depreciation)
12/12/2013	Norwegian Krone	5,600,000	Euro	694,948	$11,512

1 Counterparty is Credit Suisse International.

2 Counterparty is Barclays Bank PLC.

3 Counterparty is JP Morgan Chase Bank, N.A.

4 Counterparty is Deutsche Bank AG.

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	8.6%
Pharmaceuticals	6.7
Commercial Banks	4.7
Beverages	4.7
Oil, Gas & Consumable Fuels	4.7
Specialty Retail	3.6
Chemicals	3.2
Banking	3.1
Insurance	3.1
Aerospace & Defense	3.0
Energy Equipment & Services	3.0
Internet Software & Services	2.7
Machinery	2.5
Textiles, Apparel & Luxury Goods	2.5
Capital Markets	2.0
Other Investments, less than 2% each	38.6
Short-Term Investments	3.0

Total Investments	99.7
Other assets less liabilities (including open forward foreign currency contracts)	0.3

Net Assets	100.0%

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	64.2%
British Pound	11.5
Euro	7.0
Mexican Peso	2.4
Swiss Franc	2.1
Other, less than 2% each	12.5

Total Investments	99.7
Other assets less liabilities (including open forward foreign currency contracts)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Air Freight & Logistics — 6.5%
438,861	Expeditors International of Washington, Inc.	$19,336,216
225,558	United Parcel Service, Inc., Class B	20,609,234

		39,945,450

	Beverages — 6.4%
312,953	Coca-Cola Co. (The)	11,854,660
18,070	Diageo PLC, Sponsored ADR	2,296,336
217,941	Monster Beverage Corp.(b)	11,387,417
276,259	SABMiller PLC, Sponsored ADR	14,011,856

		39,550,269

	Biotechnology — 2.5%
137,776	Amgen, Inc.	15,422,645

	Capital Markets — 6.6%
168,267	Franklin Resources, Inc.	8,505,897
109,853	Greenhill & Co., Inc.	5,479,468
273,972	Legg Mason, Inc.	9,161,624
553,584	SEI Investments Co.	17,111,281

		40,258,270

	Communications Equipment — 9.2%
1,355,339	Cisco Systems, Inc.	31,742,039
368,554	QUALCOMM, Inc.	24,825,798

		56,567,837

	Consumer Finance — 2.8%
229,508	American Express Co.	17,332,444

	Energy Equipment & Services — 3.3%
229,950	Schlumberger Ltd.	20,318,382

	Food Products — 3.5%
1,435,460	Danone S.A., Sponsored ADR	21,589,318

	Health Care Equipment & Supplies — 6.3%
191,281	Varian Medical Systems, Inc.(b)	14,294,429
293,097	Zimmer Holdings, Inc.	24,074,988

		38,369,417

	Household Products — 3.9%
91,135	Clorox Co. (The)	7,447,552
220,125	Procter & Gamble Co. (The)	16,639,249

		24,086,801

	Internet & Catalog Retail — 5.9%
115,370	Amazon.com, Inc.(b)	36,069,277

	Internet Software & Services — 11.0%
604,804	Facebook, Inc., Class A(b)	30,385,353
42,278	Google, Inc., Class A(b)	37,031,723

		67,417,076

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	IT Services — 6.4%
124,041	Automatic Data Processing, Inc.	$8,978,087
157,268	Visa, Inc., Class A	30,053,915

		39,032,002

	Pharmaceuticals — 4.8%
207,780	Merck & Co., Inc.	9,892,406
257,718	Novartis AG, ADR	19,769,548

		29,661,954

	Semiconductors & Semiconductor Equipment — 3.8%
49,646	Altera Corp.	1,844,845
59,370	Analog Devices, Inc.	2,793,359
387,018	ARM Holdings PLC, Sponsored ADR	18,623,306

		23,261,510

	Software — 11.2%
385,724	Autodesk, Inc.(b)	15,880,257
122,651	FactSet Research Systems, Inc.	13,381,224
402,167	Microsoft Corp.	13,396,183
786,095	Oracle Corp.	26,074,771

		68,732,435

	Specialty Retail — 3.9%
501,623	Lowe’s Cos., Inc.	23,882,271

	Total Common Stocks (Identified Cost $525,337,833)	601,497,358

Principal Amount
Short-Term Investments — 2.4%
$14,440,090	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $14,440,090 on 10/01/2013 collateralized by $14,955,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $14,730,675 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,440,090)	14,440,090

	Total Investments — 100.4% (Identified Cost $539,777,923)(a)	615,937,448
	Other assets less liabilities — (0.4)%	(2,223,032)

	Net Assets — 100.0%	$613,714,416

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $540,255,943 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$77,666,183
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,984,678)

	Net unrealized appreciation	$75,681,505

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Growth Fund – (continued)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2013 (Unaudited)

Software	11.2%
Internet Software & Services	11.0
Communications Equipment	9.2
Capital Markets	6.6
Air Freight & Logistics	6.5
Beverages	6.4
IT Services	6.4
Health Care Equipment & Supplies	6.3
Internet & Catalog Retail	5.9
Pharmaceuticals	4.8
Household Products	3.9
Specialty Retail	3.9
Semiconductors & Semiconductor Equipment	3.8
Food Products	3.5
Energy Equipment & Services	3.3
Consumer Finance	2.8
Biotechnology	2.5
Short-Term Investments	2.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Mid Cap Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 1.3%
9,827	TransDigm Group, Inc.	$1,363,005

	Automobiles — 2.4%
12,930	Tesla Motors, Inc.(b)	2,500,921

	Biotechnology — 7.3%
33,997	ACADIA Pharmaceuticals, Inc.(b)	933,898
12,371	Aegerion Pharmaceuticals, Inc.(b)	1,060,318
17,087	Medivation, Inc.(b)	1,024,195
11,316	Pharmacyclics, Inc.(b)	1,566,361
17,926	Puma Biotechnology, Inc.(b)	961,909
4,323	Regeneron Pharmaceuticals, Inc.(b)	1,352,537
22,861	TESARO, Inc.(b)	885,635

		7,784,853

	Building Products — 1.6%
40,347	Fortune Brands Home & Security, Inc.	1,679,646

	Capital Markets — 2.2%
12,692	Affiliated Managers Group, Inc.(b)	2,318,067

	Chemicals — 2.0%
19,890	Westlake Chemical Corp.	2,081,687

	Commercial Services & Supplies — 1.5%
14,134	Stericycle, Inc.(b)	1,631,064

	Diversified Financial Services — 2.8%
42,316	CBOE Holdings, Inc.	1,913,953
18,130	MarketAxess Holdings, Inc.	1,088,525

		3,002,478

	Energy Equipment & Services — 2.0%
25,599	Oceaneering International, Inc.	2,079,663

	Food Products — 3.6%
30,597	Green Mountain Coffee Roasters, Inc.(b)	2,304,872
16,268	Hershey Co. (The)	1,504,790

		3,809,662

	Health Care Equipment & Supplies — 2.1%
37,428	DexCom, Inc.(b)	1,056,592
32,657	Insulet Corp.(b)	1,183,490

		2,240,082

	Health Care Technology — 1.0%
9,772	athenahealth, Inc.(b)	1,060,848

	Hotels, Restaurants & Leisure — 5.9%
3,790	Chipotle Mexican Grill, Inc.(b)	1,624,773
36,263	Dunkin’ Brands Group, Inc.	1,641,263
93,396	Melco Crown Entertainment Ltd., Sponsored ADR(b)	2,972,795

		6,238,831

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)
	Household Durables — 1.4%
22,344	Harman International Industries, Inc.	$1,479,843

	Internet & Catalog Retail — 4.2%
8,785	Netflix, Inc.(b)	2,716,410
22,464	TripAdvisor, Inc.(b)	1,703,670

		4,420,080

	Internet Software & Services — 10.1%
44,809	Cornerstone OnDemand, Inc.(b)	2,304,975
12,924	LinkedIn Corp., Class A(b)	3,180,079
7,999	MercadoLibre, Inc.	1,079,145
37,044	Pandora Media, Inc.(b)	930,916
23,946	Trulia, Inc.(b)	1,126,180
16,612	Yelp, Inc.(b)	1,099,382
11,340	Zillow, Inc., Class A(b)	956,756

		10,677,433

	Life Sciences Tools & Services — 1.7%
7,484	Mettler-Toledo International, Inc.(b)	1,796,833

	Machinery — 3.1%
17,219	Chart Industries, Inc.(b)	2,118,626
15,819	Proto Labs, Inc.(b)	1,208,413

		3,327,039

	Media — 9.6%
18,992	Discovery Communications, Inc., Class A(b)	1,603,304
11,073	Liberty Media Corp., Class A(b)	1,629,392
114,395	Lions Gate Entertainment Corp.(b)	4,009,545
33,288	Sinclair Broadcast Group, Inc., Class A	1,115,814
63,939	Starz, Class A(b)	1,798,604

		10,156,659

	Multiline Retail — 1.7%
32,538	Dollar Tree, Inc.(b)	1,859,872

	Oil, Gas & Consumable Fuels — 4.5%
59,334	Cabot Oil & Gas Corp.	2,214,345
27,024	Diamondback Energy, Inc.(b)	1,152,303
21,713	Gulfport Energy Corp.(b)	1,397,015

		4,763,663

	Pharmaceuticals — 4.3%
16,570	Actavis, Inc.(b)	2,386,080
23,910	Jazz Pharmaceuticals PLC(b)	2,199,003

		4,585,083

	Road & Rail — 1.9%
18,803	Kansas City Southern	2,056,296

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 4.4%
82,363	NXP Semiconductors NV(b)	$3,064,727
34,786	Xilinx, Inc.	1,630,072

		4,694,799

	Software — 7.7%
18,089	CommVault Systems, Inc.(b)	1,588,757
8,074	FireEye, Inc.(b)	335,313
21,320	NetSuite, Inc.(b)	2,301,281
35,961	ServiceNow, Inc.(b)	1,868,174
35,348	Splunk, Inc.(b)	2,122,294

		8,215,819

	Specialty Retail — 5.7%
20,480	Lumber Liquidators Holdings, Inc.(b)	2,184,192
17,234	O’Reilly Automotive, Inc.(b)	2,198,886
25,118	Tractor Supply Co.	1,687,176

		6,070,254

	Textiles, Apparel & Luxury Goods — 2.0%
28,122	Michael Kors Holdings Ltd.(b)	2,095,651

	Total Common Stocks (Identified Cost $78,256,664)	103,990,131

Purchased Options — 0.2%
	Options on Securities — 0.2%
153,300	Cobalt International Energy, Inc., Call expiring January 18, 2014 at 32.50	157,133
17,000	Medivation, Inc., Put expiring December 21, 2013 at 40	26,435

	Total Purchased Options (Identified Cost $389,587)	183,568

Principal Amount
Short-Term Investments — 3.0%
$3,238,036	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $3,238,036 on 10/01/2013 collateralized by $3,355,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $3,304,675 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,238,036)	3,238,036

	Total Investments — 101.2% (Identified Cost $81,884,287)(a)	107,411,735
	Other assets less liabilities — (1.2)%	(1,258,198)

	Net Assets — 100.0%	$106,153,537

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Mid Cap Growth Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $81,889,244 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,905,938
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(383,447)

	Net unrealized appreciation	$25,522,491

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2013 (Unaudited)

Internet Software & Services	10.1%
Media	9.6
Software	7.7
Biotechnology	7.3
Hotels, Restaurants & Leisure	5.9
Specialty Retail	5.7
Oil, Gas & Consumable Fuels	4.5
Semiconductors & Semiconductor Equipment	4.4
Pharmaceuticals	4.3
Internet & Catalog Retail	4.2
Food Products	3.6
Machinery	3.1
Diversified Financial Services	2.8
Automobiles	2.4
Capital Markets	2.2
Health Care Equipment & Supplies	2.1
Textiles, Apparel & Luxury Goods	2.0
Chemicals	2.0
Energy Equipment & Services	2.0
Other Investments, less than 2% each	12.3
Short-Term Investments	3.0

Total Investments	101.2
Other assets less liabilities	(1.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Value Fund

Shares	Description	Value (†)
Common Stocks — 96.4% of Net Assets
	Aerospace & Defense — 2.6%
270,799	Honeywell International, Inc.	$22,487,149
305,907	Northrop Grumman Corp.	29,140,701

		51,627,850

	Automobiles — 1.3%
706,637	General Motors Co.(b)	25,417,733

	Beverages — 1.4%
352,331	PepsiCo, Inc.	28,010,314

	Capital Markets — 4.5%
389,767	Ameriprise Financial, Inc.	35,499,978
529,447	Legg Mason, Inc.	17,704,708
540,938	State Street Corp.	35,566,673

		88,771,359

	Chemicals — 1.4%
456,295	E.I. du Pont de Nemours & Co.	26,720,635

	Commercial Banks — 5.7%
1,147,455	Fifth Third Bancorp	20,700,088
399,831	PNC Financial Services Group, Inc. (The)	28,967,756
496,512	US Bancorp	18,162,409
1,060,286	Wells Fargo & Co.	43,811,018

		111,641,271

	Communications Equipment — 2.6%
924,374	Cisco Systems, Inc.	21,648,839
482,460	Motorola Solutions, Inc.	28,648,475

		50,297,314

	Computers & Peripherals — 2.2%
43,292	Apple, Inc.	20,639,461
890,406	EMC Corp.	22,758,777

		43,398,238

	Construction Materials — 1.1%
409,162	Vulcan Materials Co.	21,198,683

	Consumer Finance — 1.4%
545,000	Discover Financial Services	27,544,300

	Containers & Packaging — 1.4%
979,302	Sealed Air Corp.	26,627,221

	Diversified Financial Services — 5.5%
2,035,272	Bank of America Corp.	28,086,754
631,545	Citigroup, Inc.	30,636,248
966,750	JPMorgan Chase & Co.	49,971,307

		108,694,309

	Diversified Telecommunication Services — 1.3%
528,056	Verizon Communications, Inc.	24,639,093

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — 2.1%
531,643	FirstEnergy Corp.	$19,378,387
272,774	NextEra Energy, Inc.	21,865,564

		41,243,951

	Electrical Equipment — 1.4%
397,232	Eaton Corp. PLC	27,345,451

	Energy Equipment & Services — 2.3%
334,436	Schlumberger Ltd.	29,550,765
351,928	Transocean Ltd.	15,660,796

		45,211,561

	Food & Staples Retailing — 0.9%
317,932	CVS Caremark Corp.	18,042,641

	Food Products — 1.2%
756,187	Mondelez International, Inc., Class A	23,759,395

	Health Care Equipment & Supplies — 2.4%
370,958	Baxter International, Inc.	24,368,231
387,754	Covidien PLC	23,629,729

		47,997,960

	Health Care Providers & Services — 2.4%
435,949	HCA Holdings, Inc.	18,636,820
404,807	UnitedHealth Group, Inc.	28,988,229

		47,625,049

	Household Products — 1.1%
275,190	Procter & Gamble Co. (The)	20,801,612

	Independent Power Producers & Energy Traders — 1.0%
995,623	Calpine Corp.(b)	19,344,955

	Industrial Conglomerates — 1.6%
1,345,685	General Electric Co.	32,148,415

	Insurance — 5.6%
503,538	American International Group, Inc.	24,487,053
698,696	MetLife, Inc.	32,803,777
272,006	Travelers Cos., Inc. (The)	23,057,949
949,075	Unum Group	28,889,843

		109,238,622

	Internet & Catalog Retail — 1.3%
1,083,851	Liberty Interactive Corp., Class A(b)	25,437,983

	Internet Software & Services — 1.0%
548,147	AOL, Inc.(b)	18,954,923

	Machinery — 3.5%
207,820	Deere & Co.	16,914,470
236,253	Dover Corp.	21,222,607
402,978	Illinois Tool Works, Inc.	30,735,132

		68,872,209

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Media — 6.1%
333,302	CBS Corp., Class B	$18,384,938
629,387	Comcast Corp., Class A	28,416,823
302,050	DIRECTV(b)	18,047,488
413,298	Omnicom Group, Inc.	26,219,625
332,203	Viacom, Inc., Class B	27,765,527

		118,834,401

	Multiline Retail — 1.5%
411,723	Family Dollar Stores, Inc.	29,652,290

	Oil, Gas & Consumable Fuels — 9.9%
440,998	Chevron Corp.	53,581,257
425,739	CONSOL Energy, Inc.	14,326,118
200,135	EOG Resources, Inc.	33,878,853
392,108	ExxonMobil Corp.	33,736,972
350,501	Hess Corp.	27,107,747
464,383	Noble Energy, Inc.	31,118,305

		193,749,252

	Pharmaceuticals — 8.2%
510,601	Bristol-Myers Squibb Co.	23,630,614
559,674	Forest Laboratories, Inc.(b)	23,948,451
877,863	Merck & Co., Inc.	41,795,057
1,479,658	Pfizer, Inc.	42,480,981
588,584	Sanofi, ADR	29,800,008

		161,655,111

	REITs – Diversified — 1.3%
908,017	Weyerhaeuser Co.	25,996,527

	Road & Rail — 1.3%
325,069	Norfolk Southern Corp.	25,144,087

	Semiconductors & Semiconductor Equipment — 1.5%
717,762	Texas Instruments, Inc.	28,904,276

	Software — 1.7%
708,357	Microsoft Corp.	23,595,372
302,965	Oracle Corp.	10,049,349

		33,644,721

	Specialty Retail — 1.9%
130,947	AutoNation, Inc.(b)	6,831,505
635,278	Lowe’s Cos., Inc.	30,245,586

		37,077,091

	Tobacco — 1.4%
328,325	Philip Morris International, Inc.	28,429,662

	Wireless Telecommunication Services — 1.4%
786,926	Vodafone Group PLC, Sponsored ADR	27,684,057

	Total Common Stocks (Identified Cost $1,439,469,471)	1,891,384,522

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.1%
$61,049,074	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $61,049,074 on 10/01/2013 collateralized by $63,220,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $62,271,700 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $61,049,074)	$61,049,074

	Total Investments — 99.5% (Identified Cost $1,500,518,545)(a)	1,952,433,596
	Other assets less liabilities — 0.5%	9,655,885

	Net Assets — 100.0%	$1,962,089,481

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $1,503,422,210 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$460,948,868
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,937,482)

	Net unrealized appreciation	$449,011,386

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	8.2
Media	6.1
Commercial Banks	5.7
Insurance	5.6
Diversified Financial Services	5.5
Capital Markets	4.5
Machinery	3.5
Aerospace & Defense	2.6
Communications Equipment	2.6
Health Care Equipment & Supplies	2.4
Health Care Providers & Services	2.4
Energy Equipment & Services	2.3
Computers & Peripherals	2.2
Electric Utilities	2.1
Other Investments, less than 2% each	30.8
Short-Term Investments	3.1

Total Investments	99.5
Other Assets and Liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities

September 30, 2013

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
ASSETS
Investments at cost	$1,041,796,752	$539,777,923	$81,884,287	$1,500,518,545
Net unrealized appreciation	116,855,672	76,159,525	25,527,448	451,915,051

Investments at value	1,158,652,424	615,937,448	107,411,735	1,952,433,596
Foreign currency at value (identified cost $7,495,616, $0, $0 and $0)	7,633,692	—	—	—
Receivable for Fund shares sold	2,850,354	1,864,757	218,793	14,087,282
Receivable for securities sold	3,175,254	—	—	—
Dividends and interest receivable	5,783,071	436,959	5,187	2,765,782
Unrealized appreciation on forward foreign currency contracts (Note 2)	81,735	—	—	—
Tax reclaims receivable	240,217	27,539	—	—

TOTAL ASSETS	1,178,416,747	618,266,703	107,635,715	1,969,286,660

LIABILITIES
Payable for securities purchased	13,171,047	3,841,057	1,122,931	—
Payable for Fund shares redeemed	1,475,966	170,908	159,243	5,848,200
Unrealized depreciation on forward foreign currency contracts (Note 2)	309,227	—	—	—
Foreign taxes payable (Note 2)	775	—	—	—
Management fees payable (Note 6)	708,740	244,885	41,677	798,945
Deferred Trustees’ fees (Note 6)	107,551	134,403	92,143	331,407
Administrative fees payable (Note 6)	41,840	21,677	3,822	70,747
Payable to distributor (Note 6d)	11,747	52,697	3,748	44,170
Other accounts payable and accrued expenses	123,850	86,660	58,614	103,710

TOTAL LIABILITIES	15,950,743	4,552,287	1,482,178	7,197,179

NET ASSETS	$1,162,466,004	$613,714,416	$106,153,537	$1,962,089,481

NET ASSETS CONSIST OF:
Paid-in capital	$1,025,718,513	$620,896,470	$110,369,805	$1,404,982,697
Accumulated net investment (loss)/Undistributed net investment income	16,224,238	938,277	(497,558)	16,777,729
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	3,724,698	(84,279,856)	(29,246,158)	88,414,004
Net unrealized appreciation on investments and foreign currency translations	116,798,555	76,159,525	25,527,448	451,915,051

NET ASSETS	$1,162,466,004	$613,714,416	$106,153,537	$1,962,089,481

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities (continued)

September 30, 2013

	Global Equity and Income Fund	Growth Fund		Mid Cap Growth Fund		Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$251,210,925	$50,248,050		$36,125,308		$171,327,222

Shares of beneficial interest	13,524,374	6,226,888		991,059		6,694,559

Net asset value and redemption price per share	$18.57	$8.07		$36.45		$25.59

Offering price per share (100/94.25 of net asset value) (Note 1)	$19.70	$8.56		$38.67		$27.15

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$1,421,612		$—		$1,143,115

Shares of beneficial interest	—	188,042		—		44,355

Net asset value and offering price per share	$—	$7.56		—		$25.77

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$340,560,739	$20,798,400		$2,535,832		$15,157,707

Shares of beneficial interest	18,553,936	2,754,778		71,982		598,403

Net asset value and offering price per share	$18.36	$7.55		$35.23		$25.33

Class N shares:
Net assets	$—	$1,129		$1,205		$260,642,666

Shares of beneficial interest	—	132		32		10,159,612

Net asset value, offering and redemption price per share	$—	$8.56	*	$37.95	*	$25.65

Class Y shares:
Net assets	$570,694,340	$541,245,225		$67,491,192		$1,513,807,016

Shares of beneficial interest	30,555,107	63,169,688		1,779,117		59,011,435

Net asset value, offering and redemption price per share	$18.68	$8.57		$37.94		$25.65

Admin Class shares:
Net assets	$—	$—		$—		$11,755

Shares of beneficial interest	—	—		—		461

Net asset value, offering and redemption price per share	$—	$—		$—		$25.51	*

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  56

Statements of Operations

For the Year Ended September 30, 2013

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$17,930,650 (a)	$3,749,025	$976,826 (a)	$37,615,891
Interest	15,479,353	114	188	2,304
Less net foreign taxes withheld	(693,293)	(36,033)	(376)	(205,517)

	32,716,710	3,713,106	976,638	37,412,678

Expenses
Management fees (Note 6)	8,172,113	1,257,080	744,404	8,233,449
Service and distribution fees (Note 6)	3,652,543	246,918	112,958	501,424
Administrative fees (Note 6)	481,960	111,232	43,909	728,356
Trustees’ fees and expenses (Note 6)	45,354	34,538	27,198	78,554
Transfer agent fees and expenses (Note 6)	867,352	315,079	214,151	2,282,835
Audit and tax services fees	55,720	43,021	47,712	36,069
Custodian fees and expenses	311,525	24,664	20,494	48,200
Legal fees	14,473	3,170	1,329	21,662
Registration fees	94,577	101,564	67,475	118,172
Shareholder reporting expenses	103,127	31,401	11,503	142,281
Miscellaneous expenses	35,062	13,625	8,840	41,932

Total expenses	13,833,806	2,182,292	1,299,973	12,232,934
Less waiver and/or expense reimbursement (Note 6)	—	(18)	(194,356)	—

Net expenses	13,833,806	2,182,274	1,105,617	12,232,934

Net investment income (loss)	18,882,904	1,530,832	(128,979)	25,179,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	31,600,770	4,017,895	12,876,579	103,312,153
Options written	—	—	137,983	—
Foreign currency transactions	41,625	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	58,033,005	49,693,475	10,743,661	226,865,373
Foreign currency translations	(29,115)	—	—	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	89,646,285	53,711,370	23,758,223	330,177,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,529,189	$55,242,202	$23,629,244	$355,357,270

(a)	Includes non-recurring dividends of $3,319,798 and $592,377 for Global Equity and Income Fund and Mid Cap Growth Fund, respectively.

See accompanying notes to financial statements.

57  |

This Page Intentionally Left Blank

|  58

Statements of Changes In Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$18,882,904	$14,455,622	$1,530,832	$920,515
Net realized gain on investments and foreign currency transactions	31,642,395	26,532,775	4,017,895	4,329,020
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	58,003,890	77,106,896	49,693,475	22,338,515

Net increase in net assets resulting from operations	108,529,189	118,095,293	55,242,202	27,588,050

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,564,600)	(2,072,301)	(294,078)	(40,999)
Class C	(2,862,934)	(1,277,382)	(20,215)	—
Class Y	(9,012,867)	(4,073,326)	(1,088,093)	(290,006)

Total distributions	(15,440,401)	(7,423,009)	(1,402,386)	(331,005)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	141,699,087	343,913,074	411,126,304	11,726,064

Net increase in net assets	234,787,875	454,585,358	464,966,120	38,983,109
NET ASSETS
Beginning of the year	927,678,129	473,092,771	148,748,296	109,765,187

End of the year	$1,162,466,004	$927,678,129	$613,714,416	$148,748,296

UNDISTRIBUTED NET INVESTMENT INCOME	$16,224,238	$11,769,372	$938,277	$809,831

See accompanying notes to financial statements.

59  |

Statements of Changes In Net Assets (continued)

	Mid Cap Growth Fund		Value Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income (loss)	$(128,979)	$(655,071)	$25,179,744	$21,146,564
Net realized gain on investments and options written	13,014,562	3,171,141	103,312,153	44,413,605
Net change in unrealized appreciation (depreciation) on investments	10,743,661	15,354,072	226,865,373	278,326,235

Net increase in net assets resulting from operations	23,629,244	17,870,142	355,357,270	343,886,404

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	—	(1,732,857)	(1,701,635)
Class B	—	—	(4,549)	(4,098)
Class C	—	—	(55,400)	(35,308)
Class Y	—	—	(20,425,746)	(16,240,641)
Admin Class	—	—	(23)	(19)

Total distributions	—	—	(22,218,575)	(17,981,701)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(20,292,180)	(16,818,326)	248,645,802	(41,007,267)

Net increase in net assets	3,337,064	1,051,816	581,784,497	284,897,436
NET ASSETS
Beginning of the year	102,816,473	101,764,657	1,380,304,984	1,095,407,548

End of the year	$106,153,537	$102,816,473	$1,962,089,481	$1,380,304,984

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(497,558)	$(660,102)	$16,777,729	$14,397,277

See accompanying notes to financial statements.

|  60

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
GLOBAL EQUITY AND INCOME FUND
Class A
9/30/2013	$17.07	$0.32	(g)	$1.45		$1.77	$(0.27)	$—	$(0.27)
9/30/2012	14.24	0.35	(h)	2.71		3.06	(0.23)	—	(0.23)
9/30/2011	14.72	0.22		(0.45)		(0.23)	(0.25)	—	(0.25)
9/30/2010	12.50	0.26		2.26		2.52	(0.30)	—	(0.30)
9/30/2009	11.65	0.36		0.74	(j)	1.10	(0.25)	(0.00)	(0.25)
Class C
9/30/2013	16.90	0.19	(g)	1.45		1.64	(0.18)	—	(0.18)
9/30/2012	14.10	0.22	(h)	2.70		2.92	(0.12)	—	(0.12)
9/30/2011	14.59	0.10		(0.44)		(0.34)	(0.15)	—	(0.15)
9/30/2010	12.39	0.16		2.26		2.42	(0.22)	—	(0.22)
9/30/2009	11.51	0.28		0.75	(j)	1.03	(0.15)	(0.00)	(0.15)
Class Y
9/30/2013	17.15	0.37	(g)	1.47		1.84	(0.31)	—	(0.31)
9/30/2012	14.31	0.40	(h)	2.71		3.11	(0.27)	—	(0.27)
9/30/2011	14.78	0.26		(0.45)		(0.19)	(0.28)	—	(0.28)
9/30/2010	12.54	0.29		2.28		2.57	(0.33)	—	(0.33)
9/30/2009	11.70	0.38		0.75	(j)	1.13	(0.29)	(0.00)	(0.29)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, $0.13 and $0.31 for Class A, Class C and Class Y shares, respectively, total return would have been 10.25%, 9.41% and 10.60% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income to average net assets would have been 1.51%, 0.76% and 1.76% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

61  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)		Portfolio turnover rate (%)

$18.57	10.54	(g)	$251,211	1.18		1.18		1.82	(g)	58
17.07	21.75	(h)	216,209	1.21		1.21		2.16	(h)	29
14.24	(1.67)		111,589	1.24	(i)	1.24	(i)	1.41		65
14.72	20.61		64,367	1.25		1.29		1.96		99
12.50	10.27		44,669	1.25		1.34		3.56		114

18.36	9.77	(g)	340,561	1.93		1.93		1.07	(g)	58
16.90	20.83	(h)	251,366	1.96		1.96		1.40	(h)	29
14.10	(2.42)		145,369	1.99	(i)	1.99	(i)	0.64		65
14.59	19.79		109,455	2.00		2.04		1.21		99
12.39	9.40		96,208	2.00		2.09		2.82		114

18.68	10.90	(g)	570,694	0.93		0.93		2.07	(g)	58
17.15	21.96	(h)	460,103	0.96		0.96		2.44	(h)	29
14.31	(1.42)		216,136	0.99	(i)	0.99	(i)	1.65		65
14.78	21.02		144,780	1.00		1.04		2.20		99
12.54	10.49		108,728	1.00		1.01		3.79		114

(h)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, $0.19 and $0.36 for Class A, Class C and Class Y shares, respectively, total return would have been 21.46%, 20.55% and 21.75% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income to average net assets would have been 1.93%, 1.18% and 2.20% for Class A, Class C and Class Y shares, respectively.
(i)	Includes fee/expense recovery of 0.02%.
(j)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
GROWTH FUND
Class A
9/30/2013	$6.50	$0.04	$1.59	$1.63	$(0.06)	$—	$(0.06)
9/30/2012	5.24	0.04	1.23	1.27	(0.01)	—	(0.01)
9/30/2011	5.14	0.01	0.09	0.10	—	—	—
9/30/2010	4.48	(0.01)	0.67	0.66	—	—	—
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—
Class B
9/30/2013	6.09	(0.01)	1.48	1.47	—	—	—
9/30/2012	4.94	(0.01)	1.16	1.15	—	—	—
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
Class C
9/30/2013	6.09	(0.01)	1.48	1.47	(0.01)	—	(0.01)
9/30/2012	4.94	(0.01)	1.16	1.15	—	—	—
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
Class N
9/30/2013*	7.58	0.03	0.95	0.98	—	—	—
Class Y
9/30/2013	6.90	0.05	1.69	1.74	(0.07)	—	(0.07)
9/30/2012	5.56	0.06	1.30	1.36	(0.02)	—	(0.02)
9/30/2011	5.43	0.03	0.10	0.13	—	—	—
9/30/2010	4.73	(0.00)	0.70	0.70	—	—	—
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Effective February 1, 2010, the expense limit increased from 0.85% to 1.00% for Class Y shares.

See accompanying notes to financial statements.

63  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$8.07	25.23	$50,248	1.03		1.03	0.57	6
6.50	24.22	33,663	1.07		1.07	0.61	16
5.24	1.95	26,716	1.14		1.14	0.23	16
5.14	14.73	29,901	1.19		1.20	(0.30)	163
4.48	(10.40)	33,207	1.25		1.31	(0.25)	191

7.56	24.14	1,422	1.78		1.78	(0.14)	6
6.09	23.28	1,908	1.82		1.82	(0.12)	16
4.94	1.44	2,609	1.89		1.89	(0.54)	16
4.87	13.79	4,086	1.93		1.95	(1.06)	163
4.28	(11.02)	5,397	2.00		2.12	(1.06)	191

7.55	24.21	20,798	1.78		1.78	(0.20)	6
6.09	23.28	10,489	1.82		1.82	(0.13)	16
4.94	1.44	10,262	1.89		1.89	(0.53)	16
4.87	13.79	12,493	1.93		1.95	(1.06)	163
4.28	(11.02)	16,336	2.00		2.12	(1.06)	191

8.56	12.93	1	0.95		3.50	0.60	6

8.57	25.49	541,245	0.77		0.77	0.68	6
6.90	24.57	102,688	0.82		0.82	0.87	16
5.56	2.21	70,177	0.89		0.89	0.49	16
5.43	15.01	53,299	0.93	(g)	0.95	(0.05)	163
4.73	(9.73)	57,033	0.75		0.75	0.18	191

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MID CAP GROWTH FUND
Class A*
9/30/2013	$28.84	$(0.07	)(f)	$7.68	$7.61	$—	$—	$—
9/30/2012	24.40	(0.20)		4.64	4.44	—	—	—
9/30/2011	23.76	(0.23	)(g)	0.87	0.64	—	—	—
9/30/2010	18.29	(0.09	)(i)	5.56	5.47	—	—	—
9/30/2009	21.12	(0.07	)(j)	(2.76)	(2.83)	—	—	—
Class C
9/30/2013	28.08	(0.31	)(f)	7.46	7.15	—	—	—
9/30/2012	23.93	(0.39)		4.54	4.15	—	—	—
9/30/2011	23.47	(0.45	)(g)	0.91	0.46	—	—	—
9/30/2010	18.20	(0.18	)(i)	5.45	5.27	—	—	—
9/30/2009**	15.13	(0.16)		3.23	3.07	—	—	—
Class N
9/30/2013***	31.49	(0.07	)(f)	6.53	6.46	—	—	—
Class Y*
9/30/2013	29.94	(0.01	)(f)	8.01	8.00	—	—	—
9/30/2012	25.27	(0.14)		4.81	4.67	—	—	—
9/30/2011	24.53	(0.17	)(g)	0.91	0.74	—	—	—
9/30/2010	18.84	(0.07	)(i)	5.76	5.69	—	—	—
9/30/2009	21.70	(0.05	)(j)	(2.81)	(2.86)	—	—	—

*	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
***	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes non-recurring dividends. Without these dividends, net investment income (loss) per share would have been $(0.26), $(0.50), $(0.14) and $(0.20) for Class A, Class C, Class N and Class Y shares, respectively, total return would have been 25.76%, 24.82%, 20.29% and 26.09% for Class A, Class C, Class N and Class Y shares, respectively and the ratio of net investment income (loss) to average net assets would have been (0.85)%, (1.64)%, (0.65)% and (0.62)% for Class A, Class C, Class N and Class Y shares, respectively.

See accompanying notes to financial statements.

65  |

				Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)		Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)	Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$36.45	26.39	(f)	$36,125	1.25		1.44	(0.23	)(f)	159
28.84	18.25		43,223	1.25		1.38	(0.72)		191
24.40	2.65	(g)	49,177	1.25	(h)	1.32	(0.81	)(g)	204
23.76	29.91		67,639	1.25		1.46	(0.45	)(i)	191
18.29	(13.44)		54,951	1.25		1.52	(0.45	)(j)	292

35.23	25.46	(f)	2,536	2.00		2.20	(1.01	)(f)	159
28.08	17.34		2,491	2.00		2.13	(1.47)		191
23.93	1.96	(g)	2,182	2.01	(h)	2.08	(1.63	)(g)	204
23.47	28.96		34	2.00		2.24	(0.89	)(i)	191
18.20	20.29		1	2.00		2.24	(1.54)		292

37.95	20.51	(f)	1	0.95		3.50	(0.31	)(f)	159

37.94	26.72	(f)	67,491	1.00		1.20	(0.04	)(f)	159
29.94	18.53		57,103	1.00		1.13	(0.49)		191
25.27	2.98	(g)	50,406	1.00	(h)	1.07	(0.58	)(g)	204
24.53	30.20		33,757	1.00		1.22	(0.34	)(i)	191
18.84	(13.18)		27,057	1.00		1.12	(0.27	)(j)	292

(g)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.27), $(0.47) and $(0.20) for Class A, Class C and Class Y shares, respectively, total return would have been 2.53%, 1.79% and 2.81% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.96)%, (1.68)% and (0.70)% for Class A, Class C and Class Y shares, respectively.
(h)	Includes interest expense from bank overdraft charges of 0.01% for Class C and less than 0.01% for Classes A and Y. Without this expense, the ratio of net expenses for Class C would have been 2.00%.
(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), $(0.36) and $(0.16) for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (1.02)%, (1.74)% and (0.76)% for Class A, Class C and Class Y shares, respectively.
(j)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
VALUE FUND
Class A
9/30/2013	$20.86	$0.31		$4.70	$5.01	$(0.28)	$—	$(0.28)
9/30/2012	16.04	0.27		4.78	5.05	(0.23)	—	(0.23)
9/30/2011	16.78	0.20		(0.72)	(0.52)	(0.22)	—	(0.22)
9/30/2010	16.42	0.27	(f)	0.23	0.50	(0.14)	—	(0.14)
9/30/2009	17.93	0.23		(1.53)	(1.30)	(0.21)	—	(0.21)
Class B
9/30/2013	20.95	0.14		4.75	4.89	(0.07)	—	(0.07)
9/30/2012	16.05	0.13		4.81	4.94	(0.04)	—	(0.04)
9/30/2011	16.77	0.06		(0.73)	(0.67)	(0.05)	—	(0.05)
9/30/2010	16.40	0.12	(f)	0.25	0.37	—	—	—
9/30/2009	17.80	0.14		(1.51)	(1.37)	(0.03)	—	(0.03)
Class C
9/30/2013	20.65	0.13		4.68	4.81	(0.13)	—	(0.13)
9/30/2012	15.85	0.13		4.74	4.87	(0.07)	—	(0.07)
9/30/2011	16.58	0.06		(0.71)	(0.65)	(0.08)	—	(0.08)
9/30/2010	16.26	0.14	(f)	0.22	0.36	(0.04)	—	(0.04)
9/30/2009	17.79	0.12		(1.51)	(1.39)	(0.14)	—	(0.14)
Class N
9/30/2013*	22.59	0.25		2.81	3.06	—	—	—
Class Y
9/30/2013	20.91	0.36		4.72	5.08	(0.34)	—	(0.34)
9/30/2012	16.08	0.32		4.78	5.10	(0.27)	—	(0.27)
9/30/2011	16.82	0.25		(0.73)	(0.48)	(0.26)	—	(0.26)
9/30/2010	16.47	0.31	(f)	0.23	0.54	(0.19)	—	(0.19)
9/30/2009	18.01	0.28		(1.54)	(1.26)	(0.28)	—	(0.28)
Admin Class
9/30/2013	20.79	0.24		4.71	4.95	(0.23)	—	(0.23)
9/30/2012	16.00	0.22		4.77	4.99	(0.20)	—	(0.20)
9/30/2011	16.74	0.17		(0.73)	(0.56)	(0.18)	—	(0.18)
9/30/2010**	16.72	0.18	(f)	(0.16)	0.02	—	—	—

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
**	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

67  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)		Portfolio turnover rate (%)

$25.59	24.35	$171,327	0.97	0.97	1.31		24
20.86	31.71	129,572	0.98	0.98	1.45		25
16.04	(3.28)	126,789	0.98	0.98	1.09		29
16.78	3.03	130,922	0.96	0.96	1.58	(f)	54
16.42	(6.97)	120,915	1.06	1.06	1.67		47

25.77	23.42	1,143	1.72	1.72	0.59		24
20.95	30.79	1,534	1.73	1.73	0.71		25
16.05	(4.05)	2,037	1.73	1.73	0.32		29
16.77	2.26	3,299	1.70	1.70	0.72	(f)	54
16.40	(7.62)	5,167	1.81	1.81	1.03		47

25.33	23.41	15,158	1.72	1.72	0.55		24
20.65	30.78	9,104	1.73	1.73	0.70		25
15.85	(4.00)	8,996	1.73	1.73	0.33		29
16.58	2.20	10,226	1.71	1.71	0.81	(f)	54
16.26	(7.60)	10,011	1.81	1.81	0.89		47

25.65	13.55	260,643	0.57	0.57	1.50		24

25.65	24.65	1,513,807	0.72	0.72	1.56		24
20.91	32.05	1,240,093	0.73	0.73	1.68		25
16.08	(3.05)	957,584	0.74	0.74	1.34		29
16.82	3.28	788,937	0.71	0.71	1.86	(f)	54
16.47	(6.66)	574,439	0.66	0.66	1.97		47

25.51	24.08	12	1.19	1.19	1.01		24
20.79	31.43	2	1.24	1.24	1.17		25
16.00	(3.48)	1	1.17	1.17	0.90		29
16.74	0.12	1	1.29	1.29	1.59	(f)	54

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, $0.02, $0.01, $0.18 and $0.05 for Class A, Class B, Class C, Class Y and Admin Class shares, respectively, and the ratio of net investment income to average net assets would have been 0.84%, 0.10%, 0.09%, 1.08% and 0.50% for Class A, Class B, Class C, Class Y and Admin Class shares, respectively.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2013

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective February 1, 2013, Growth Fund, Mid Cap Growth Fund and Value Fund began offering Class N shares. In addition, Value Fund offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that

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Notes to Financial Statements (continued)

September 30, 2013

class (including the Rule 12b-1 service and distribution fees and transfer agent fees for Class N). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily

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Notes to Financial Statements (continued)

September 30, 2013

available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of September 30, 2013, approximately 25% of the market value of Global Equity and Income Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities. Additionally, multiple securities held by the Fund for which market quotations were not readily available as of September 30, 2013, were fair valued pursuant to procedures approved by the Board of Trustees, amounting to 0.8% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements (continued)

September 30, 2013

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase

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Notes to Financial Statements (continued)

September 30, 2013

transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the year ended September 30, 2013, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

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Notes to Financial Statements (continued)

September 30, 2013

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, paydown gains and losses, contingent payment debt instruments, return of capital and capital gain distributions received, defaulted bonds and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark to market, wash sales, premium amortization, contingent payment debt instruments, trust preferred securities and return of capital distributions received. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 was as follows:

	2013 Distributions Paid From:			2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$15,440,401	$—	$15,440,401	$7,423,009	$—	$7,423,009
Growth Fund	1,402,386	—	1,402,386	331,005	—	331,005
Value Fund	22,218,575	—	22,218,575	17,981,701	—	17,981,701

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Notes to Financial Statements (continued)

September 30, 2013

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
Undistributed ordinary income	$16,675,677	$1,072,680	$—	$17,109,134
Undistributed long-term capital gains	4,793,810	—	—	91,317,669

Total undistributed earnings	21,469,487	1,072,680	—	108,426,803

Capital loss carryforward:
Expires
September 30, 2017	—	(49,121,891)	(10,671,408)	—
September 30, 2018	—	(34,679,944)	(18,569,793)	—

Total capital loss carryforward	—	(83,801,835)	(29,241,201)	—
Late-year ordinary and post-October capital loss deferrals*	—	—	(405,415)	—
Unrealized appreciation	115,385,555	75,681,505	25,522,491	449,011,386

Total accumulated earnings (losses)	$136,855,042	$(7,047,650)	$(4,124,125)	$557,438,189

Capital loss carryforward utilized in the current year	$25,714,481	$3,658,274	$9,930,674	$6,350,604

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued

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Notes to Financial Statements (continued)

September 30, 2013

interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management has evaluated the impact the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

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Notes to Financial Statements (continued)

September 30, 2013

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$17,568,611	$—	$17,568,611
Chile	—	7,242,066	—	7,242,066
China	—	15,212,973	—	15,212,973
Germany	—	45,696,250	—	45,696,250
Japan	—	13,971,015	—	13,971,015
Russia	—	9,184,231	—	9,184,231
Sweden	—	15,439,069	—	15,439,069
Switzerland	—	24,423,811	—	24,423,811
Thailand	—	11,368,951	—	11,368,951
Turkey	—	7,568,843	—	7,568,843
United Kingdom	—	129,035,566	—	129,035,566
All Other Common Stocks(a)	493,037,193	—	—	493,037,193

Total Common Stocks	493,037,193	296,711,386	—	789,748,579

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Notes to Financial Statements (continued)

September 30, 2013

Global Equity and Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Brazil	$—	$19,727,872	$1,065,325	$20,793,197
Korea	—	4,962,942	4,410,510	9,373,452
United States	32,939	149,356,879	3,019,090	152,408,908
All Other Non-Convertible Bonds(a)	—	131,624,974	—	131,624,974

Total Non-Convertible Bonds	32,939	305,672,667	8,494,925	314,200,531

Convertible Bonds(a)	—	8,234,916	—	8,234,916
Municipals(a)	—	457,956	—	457,956

Total Bonds and Notes	32,939	314,365,539	8,494,925	322,893,403

Senior Loans(a)	—	5,956,932	—	5,956,932
Preferred Stocks(a)	5,237,130	—	—	5,237,130
Short-Term Investments	—	34,816,380	—	34,816,380

Total Investments	497,476,602	652,680,897	8,494,925	1,158,652,424

Forward Foreign Currency Contracts (unrealized appreciation)		81,735	—	81,735

Total	$497,476,602	$652,762,632	$8,494,925	$1,158,734,159

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(309,227)	$—	$(309,227)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $12,029,094 was transferred from Level 1 to Level 2 during the period ended September 30, 2013. At September 30, 2013, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

A preferred stock valued at $637,990 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2013

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$601,497,358	$—	$—	$601,497,358
Short-Term Investments	—	14,440,090	—	14,440,090

Total	$601,497,358	$14,440,090	$—	$615,937,448

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$103,990,131	$—	$—	$103,990,131
Purchased Options	183,568	—	—	183,568
Short-Term Investments	—	3,238,036	—	3,238,036

Total	$104,173,699	$3,238,036	$—	$107,411,735

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,891,384,522	$—	$—	$1,891,384,522
Short-Term Investments	—	61,049,074	—	61,049,074

Total	$1,891,384,522	$61,049,074	$—	$1,952,433,596

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

79  |

Notes to Financial Statements (continued)

September 30, 2013

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of September 30, 2012 and/or September 30, 2013:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Brazil	$—	$—	$—	$(2,505)	$1,067,830
Korea	2,528,229	592	154,205	(104,977)	4,372,943
United States	638,272	1,587	70,035	(145,298)	1,735,000

Total	$3,166,501	$2,179	$224,240	$(252,780)	$7,175,773

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Brazil	$—	$—	$—	$1,065,325	$(2,505)
Korea	(2,540,482)	—	—	4,410,510	43,686
United States	(1,205,838)	1,925,332	—	3,019,090	(97,575)

Total	$(3,746,320)	$1,925,332	$—	$8,494,925	$(56,394)

Debt securities valued at $1,925,332 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2013

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Global Equity and Income Fund and Mid Cap Growth Fund used during the period include forward foreign currency contracts and option contracts.

Global Equity and Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2013, Global Equity and Income Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Mid Cap Growth Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns, and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the year ended September 30, 2013, Mid Cap Growth Fund engaged in purchased put options for hedging purposes, written put options to offset the cost of options used for hedging purposes, and purchased call options to gain exposure.

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$81,735

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(309,227)

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Notes to Financial Statements (continued)

September 30, 2013

Transactions in derivative instruments for Global Equity and Income Fund during the year ended September 30, 2013, as reflected within the Statement of Operations were as follows:

Net Realized Gain (Loss) on:	Foreign Currency Transactions[1]
Foreign exchange contracts	$481,563

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign Currency Transactions[1]
Foreign exchange contracts	$(157,093)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for Mid Cap Growth Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at Value[1]
Exchange traded/cleared asset derivatives
Equity contracts	$183,568

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Mid Cap Growth Fund during the year ended September 30, 2013, as reflected within the Statement of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options Written
Equity contracts	$(551,800)	$137,983

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]
Equity contracts	$(206,019)

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”)

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Notes to Financial Statements (continued)

September 30, 2013

agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. As of September 30, 2013, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Equity and Income Fund	Barclays Bank PLC	$(70,111)	$—
	Credit Suisse International	(172,089)	—

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is under collateralized for over-the-counter derivatives; however, final settlement of a Funds’ claim against any collateral received may be subject to bankruptcy court proceedings. Additionally, cash or securities held at or pledged to counterparties for initial/variation margin or as collateral may be subject to bankruptcy court proceedings. Based on balances on Global Equity and Income Fund’s Statement of Assets and Liabilities, the maximum amount of loss the Fund would incur if counterparties failed to meet their obligations is $81,735 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $14,708.

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Notes to Financial Statements (continued)

September 30, 2013

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2013:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	1.52%
Highest Notional Amount Outstanding	3.83%
Lowest Notional Amount Outstanding	0.81%
Notional Amount Outstanding as of September 30, 2013	3.83%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards are not recorded in the Statements of Assets and Liabilities, and therefore are not included in Global Equity and Income Fund’s net assets.

The volume of option contracts activity, as a percentage of net assets, for Mid Cap Growth Fund based on month-end and/or daily market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended September 30, 2013:

Mid Cap Growth Fund*	Call Options Purchased	Put Options Purchased	Put Options Written
Average Market Value of Underlying Securities	0.96%	0.16%	0.00%**
Highest Market Value of Underlying Securities	3.79%	0.96%	0.16%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of September 30, 2013	3.68%	0.90%	0.00%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.
**	Less than 0.01%.

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at September 30, 2012	—	$—
Options written	1,844	225,046
Options terminated in closing purchase transactions	(1,844)	(225,046)

Outstanding at September 30, 2013	—	$—

|  84

Notes to Financial Statements (continued)

September 30, 2013

5.  Purchases and Sales of Securities.  For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$717,646,997	$552,795,105
Growth Fund	417,386,343	16,054,477
Mid Cap Growth Fund	153,482,226	173,761,778
Value Fund	591,985,537	382,288,190

For the year ended September 30, 2013, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $48,568,725 and $41,479,193, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2013, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Equity and Income Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

85  |

Notes to Financial Statements (continued)

September 30, 2013

For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	—	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	0.95%	1.00%	—
Mid Cap Growth Fund	1.25%	—	2.00%	0.95%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.80%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Equity and Income Fund	$8,172,113	$—	$8,172,113	0.75%	0.75%
Growth Fund	1,257,080	—	1,257,080	0.50%	0.50%
Mid Cap Growth Fund	744,404	47,151	697,253	0.75%	0.70%
Value Fund	8,233,449	—	8,233,449	0.50%	0.50%

[1]	Management fee waivers are subject to possible recovery until September 30, 2014.

For the period ended September 30, 2013 class specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Growth Fund	$—	$—	$—	$18	$—	$—
Mid Cap Growth Fund	51,868	—	3,203	18	92,116	—

[2]	Expense reimbursements are subject to possible recovery until September 2014.

|  86

Notes to Financial Statements (continued)

September 30, 2013

No expenses were recovered for any of the Funds during the year ended September 30, 2013 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

87  |

Notes to Financial Statements (continued)

September 30, 2013

In addition, the Admin Class shares of Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Global Equity and Income Fund	$607,416	$—	$761,282	$—	$—	$2,283,845	$—
Growth Fund	98,102	4,036	33,168	—	12,107	99,505	—
Mid Cap Growth Fund	92,810	—	5,037	—	—	15,111	—
Value Fund	375,174	3,276	28,281	12	9,827	84,842	12

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Equity and Income Fund	$481,960
Growth Fund	111,232
Mid Cap Growth Fund	43,909
Value Fund	728,356

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Notes to Financial Statements (continued)

September 30, 2013

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$794,889
Growth Fund	214,309
Mid Cap Growth Fund	196,800
Value Fund	2,171,654

As of September 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Equity and Income Fund	$11,747
Growth Fund	52,697
Mid Cap Growth Fund	3,748
Value Fund	44,170

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

89  |

Notes to Financial Statements (continued)

September 30, 2013

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2013, were as follows:

Fund	Commissions
Global Equity and Income Fund	$639,220
Growth Fund	112,695
Mid Cap Growth Fund	28,237
Value Fund	67,496

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value

|  90

Notes to Financial Statements (continued)

September 30, 2013

of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended September 30, 2013, Loomis Sayles reimbursed Growth Fund $811 for losses incurred in connection with a trading error.

h.  Affiliated Ownership.  At September 30, 2013, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Global Equity and Income Fund	1.48%	1.07%	2.55%
Growth Fund	1.35%	3.31%	4.66%
Mid Cap Growth Fund	9.56%	11.87%	21.43%
Value Fund	0.52%	1.07%	1.59%

Additionally, as of September 30, 2013, Natixis US held shares of Growth Fund, Mid Cap Growth Fund and Value Fund representing less than 1% of each Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the period from February 1, 2013 through September 30, 2013, each Fund incurred the following class-specific expenses:

Transfer Agent Fees and Expenses
Fund	Class N
Growth Fund	$19
Mid Cap Growth Fund	18
Value Fund	32

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per

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Notes to Financial Statements (continued)

September 30, 2013

annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2013, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$51,303
Growth Fund	3,334
Mid Cap Growth Fund	17,815
Value Fund	61,036

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2013, based on management’s evaluation of the shareholder account base, the Growth Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Global Equity and Income Fund	—	—	2.55%	2.55%
Growth Fund	1	51.00%	4.66%	55.66%
Mid Cap Growth Fund	—	—	21.43%	21.43%
Value Fund	—	—	1.59%	1.59%

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Notes to Financial Statements (continued)

September 30, 2013

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,403,257	$112,444,744	8,720,812	$141,220,300
Issued in connection with the reinvestment of distributions	158,735	2,698,497	110,750	1,656,822
Redeemed	(5,705,750)	(101,062,656)	(3,998,699)	(64,584,778)

Net change	856,242	$14,080,585	4,832,863	$78,292,344

Class C
Issued from the sale of shares	6,477,950	$112,781,235	6,618,891	$107,450,527
Issued in connection with the reinvestment of distributions	79,749	1,347,760	37,940	564,931
Redeemed	(2,880,607)	(50,645,807)	(2,089,254)	(32,993,910)

Net change	3,677,092	$63,483,188	4,567,577	$75,021,548

Class Y
Issued from the sale of shares	13,693,457	$242,081,042	16,942,461	$274,580,271
Issued in connection with the reinvestment of distributions	372,584	6,360,002	185,653	2,784,787
Redeemed	(10,334,286)	(184,305,730)	(5,411,226)	(86,765,876)

Net change	3,731,755	$64,135,314	11,716,888	$190,599,182

Increase (decrease) from capital share transactions	8,265,089	$141,699,087	21,117,328	$343,913,074

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Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,079,530	$15,522,796	1,936,271	$11,163,676
Issued in connection with the reinvestment of distributions	42,088	279,039	6,836	38,350
Redeemed	(1,072,705)	(7,766,746)	(1,860,105)	(10,830,069)

Net change	1,048,913	$8,035,089	83,002	$371,957

Class B
Issued from the sale of shares	5,381	$35,874	12,916	$73,151
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(130,908)	(871,942)	(227,838)	(1,269,777)

Net change	(125,527)	$(836,068)	(214,922)	$(1,196,626)

Class C
Issued from the sale of shares	1,396,477	$9,907,201	245,606	$1,431,273
Issued in connection with the reinvestment of distributions	1,981	12,359	—	—
Redeemed	(366,836)	(2,445,099)	(600,111)	(3,380,312)

Net change	1,031,622	$7,474,461	(354,505)	$(1,949,039)

Class N*
Issued from the sale of shares	132	$1,000	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	132	$1,000	—	$—

Class Y
Issued from the sale of shares	51,555,859	$422,574,020	3,663,289	$23,444,311
Issued in connection with the reinvestment of distributions	142,021	998,409	46,359	275,371
Redeemed	(3,414,873)	(27,120,607)	(1,438,726)	(9,219,910)

Net change	48,283,007	$396,451,822	2,270,922	$14,499,772

Increase (decrease) from capital share transactions	50,238,147	$411,126,304	1,784,497	$11,726,064

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

|  94

Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
Mid Cap Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	282,282	$8,735,102	382,245	$10,336,274
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(789,967)	(24,463,927)	(898,702)	(24,081,488)

Net change	(507,685)	$(15,728,825)	(516,457)	$(13,745,214)

Class C
Issued from the sale of shares	49,505	$1,519,811	39,669	$1,032,950
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(66,245)	(1,918,756)	(42,106)	(1,135,742)

Net change	(16,740)	$(398,945)	(2,437)	$(102,792)

Class N*
Issued from the sale of shares	32	$1,000	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	32	$1,000	—	$—

Class Y
Issued from the sale of shares	382,988	$12,402,097	547,417	$15,078,148
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(511,353)	(16,567,507)	(634,861)	(18,048,468)

Net change	(128,365)	$(4,165,410)	(87,444)	$(2,970,320)

Increase (decrease) from capital share transactions	(652,758)	$(20,292,180)	(606,338)	$(16,818,326)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

95  |

Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,852,296	$43,861,390	989,772	$18,793,820
Issued in connection with the reinvestment of distributions	80,241	1,677,029	87,182	1,538,775
Redeemed	(1,449,094)	(33,882,046)	(2,772,225)	(51,186,817)

Net change	483,443	$11,656,373	(1,695,271)	$(30,854,222)

Class B
Issued from the sale of shares	5,265	$129,542	1,714	$31,648
Issued in connection with the reinvestment of distributions	192	4,059	211	3,758
Redeemed	(34,307)	(800,771)	(55,615)	(1,054,644)

Net change	(28,850)	$(667,170)	(53,690)	$(1,019,238)

Class C
Issued from the sale of shares	247,166	$5,937,119	54,410	$1,016,926
Issued in connection with the reinvestment of distributions	1,685	35,039	1,337	23,495
Redeemed	(91,366)	(2,113,440)	(182,376)	(3,372,547)

Net change	157,485	$3,858,718	(126,629)	$(2,332,126)

Class N*
Issued from the sale of shares	10,454,022	$258,496,210	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(294,410)	(7,559,202)	—	—

Net change	10,159,612	$250,937,008	—	$—

Class Y
Issued from the sale of shares	19,403,642	$451,188,543	12,644,597	$238,607,810
Issued in connection with the reinvestment of distributions	927,685	19,397,907	871,612	15,392,660
Redeemed	(20,622,336)	(487,734,421)	(13,771,730)	(260,802,172)

Net change	(291,009)	$(17,147,971)	(255,521)	$(6,801,702)

Admin Class
Issued from the sale of shares	420	$10,224	98	$1,835
Issued in connection with the reinvestment of distributions	1	14	1	12
Redeemed	(51)	(1,394)	(93)	(1,826)

Net change	370	$8,844	6	$21

Increase (decrease) from capital share transactions	10,481,051	$248,645,802	(2,131,105)	$(41,007,267)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

|  96

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

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2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2013 a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	34.02%
Growth	100.00%
Value	100.00%

Qualified Dividend Income.  For the fiscal year ended September 30, 2013 the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Growth
Value

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee and Chief Executive Officer Since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and the Trust (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

105  |

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Annual Report

September 30, 2013

Portfolio Review	1
Portfolio of Investments	15
Financial Statements	29
Notes to Financial Statements	37

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA	Institutional Class	LSSIX
John J. Slavik, CFA	Retail Class	LCGRX
	Class N	LSSNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Strategy

The fund normally will invest at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Market Conditions

Despite rising interest rate concerns, conflict in Syria and disappointing economic growth, equity markets were strong during the 12-month period. Small-cap companies posted particularly robust results, generally outperforming their mid- and large-cap counterparts. As a result of the strong returns in the small cap universe, stock valuations have trended much higher.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 37.45%. The fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 33.07%.

Explanation of Fund Performance

Almost all of the fund’s outperformance was due to stock selection, particularly in the financials, energy and healthcare sectors. The consumer staples and information technology sectors detracted slightly from performance.

A position in Financial Engines, a provider of investment advice to 401(k) plan participants using a quantitative model developed by Nobel Laureate Bill Sharpe, was the top contributor to fund performance. The company reported steadily increasing adoption rates during the year. In addition, Aegerion Pharmaceuticals, a biotech company focused on therapies for cardiovascular and metabolic diseases, was a top-performing stock. The company launched its cholesterol drug during the period, and patient usage continued to accelerate with low discontinuation rates. The drug’s price also increased, eliminating

1  |

tiered pricing. Another top contributor to performance was Wageworks, a leading on-demand provider of tax-advantaged programs for consumer-directed health, commuter and other employee spending account benefits in the United States. The company reported strong results, raised its organic growth target for the year and continued to execute strategic acquisitions that further augment growth. The Affordable Care Act, which has increased the role of consumer- and employee-driven benefits, also helped the stock’s performance.

An out-of-index position in Allot Communications, which designs and develops broadband service optimization solutions to help carriers track and bill usage, was the largest individual detractor from relative performance, lagging on near-term business trend concerns. Specifically, carriers have been hesitant to spend in the face of macroeconomic uncertainty. Given the customer concentration that comes with doing business in this industry, these spending hesitations quickly and significantly affected orders. This triggered our stop loss, and we sold the position. In addition, NuVasive, maker of a minimally invasive spine surgery device, detracted from performance. Due to weak procedure growth and pricing pressure, the company reported disappointing earnings and poor forward guidance. The market’s negative reaction triggered our stop loss, and we sold the position. A position in Nektar Therapeutics, a drug delivery technology company, also detracted from results. Mixed phase-three trial results for an important pipeline drug caused a selloff in the stock, which triggered our stop loss. We exited the position.

Outlook

We continue to estimate earnings growth in the mid single-digit range this year and next. While margin expansion from recessionary lows has largely played out, the evidence tends to support our view that margins should remain healthy in an environment of moderate but steady gross domestic product (GDP) growth. Dividends are expected to grow at a double-digit rate in 2013 and likely in 2014 as well. The potential for dividend growth and moderately higher equity prices could provide equity investors with two opportunities over time. While the Fed has refrained from tapering its monthly bond-buying purchases, known as quantitative easing (QE) for now, investors should prepare for an eventual return to a more normal interest rate environment with a federal funds rate above the zero lower bound. If yields normalize gradually, on the basis of improved economic growth with contained inflation, equity investors should be able to adjust to the changing environment and use periodic average corrections as opportunities to add to favored positions.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years	Since Class N Inception

Institutional Class (Inception 12/31/96)	37.45%	15.05%	11.86%	—%
Retail Class (Inception 12/31/96)	37.05	14.73	11.56	—
Class N (Inception 2/1/13)	—	—	—	30.37
Comparative Performance
Russell 2000® Growth Index(a)	33.07	13.17	9.85	23.08

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA	Institutional Class	LSSCX
Jeffrey Schwartz, CFA	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Objective

Long-term capital growth from investments in common stocks or other equity securities

Strategy

The fund normally will invest at least 80% of its net assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000® Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market securities.

Market Conditions

Large- and small-cap U.S. equities in the growth and value styles delivered strong returns for the 12-month period. Overall, small-cap stocks outpaced large-cap stocks, and growth styles measurably exceeded value. Economically sensitive sectors, including consumer discretionary, industrials and information technology, were the performance leaders in the small-cap universe. Slower-growing, high-dividend-yielding sectors and industries, including utilities and real estate investment trusts, generally lagged. Higher valuations and a return of equity fund inflows helped drive market returns higher. In addition, monetary policy remained accommodative, which encouraged investors to hold stocks and other riskier assets, as yields on U.S. Treasuries and other fixed-income securities remained low.

Performance Results

For the 12 months ended September 30, 2013, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 29.82%. The fund outperformed its benchmark, the Russell 2000® Value Index, which returned 27.04%.

Explanation of Fund Performance

Both sector allocation and stock selection were important drivers of performance. Sector allocation was positive, primarily due to an overweight position in the industrials sector, which was the benchmark’s second-best performing sector for the period. The fund also had underweight positions in financials and utilities, two of the weakest performing sectors in the index. Stock selection was also positive, with significant outperformance in the energy, utilities and financials sectors offsetting weaker results in consumer discretionary. The utilities sector posted a strong showing due to favorable stock selection in the gas and electric utilities industries and lack of exposure to the poor-performing independent power producers industry.

Within the industrials sector, which was the fund’s top-contributing sector, an emphasis on energy infrastructure-related investments contributed to results. Specifically, positions in Primoris, a provider of engineering and pipeline construction services; H&E Equipment

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

Services, a distributor of heavy construction and industrial equipment in the Gulf Coast region and DXP Enterprises, a distributor of industrial equipment and parts and service in the Gulf Coast region, aided performance. In addition, a position in Euronet Worldwide, a provider of electronic transaction processing solutions to financial institutions and mobile telephone operators, was the fund’s top contributor for the period. The company reported strong earnings growth throughout the 12 months, primarily due to solid growth in ATMs from European banks seeking outsourcing solutions, improved money transfer volumes and new electronic payment applications outside the core mobile telephone offering.

A position in EPL Oil & Gas, an independent oil and gas exploration and production company, also contributed to results. Recent acquisitions that led to higher oil production and expanded inventory reserves allowed the company to experience strong cash flow and earnings growth. The fund also benefited from owning shares of MarketAxess Holdings, a provider of electronic trading platforms for U.S. and international corporate bonds, which outperformed due to higher trading volumes associated with rising long-term interest rates. In addition, the company’s strategic alliance with BlackRock, an acquisition in Europe and opportunities in the high-yield, emerging markets and credit default swap businesses all improved the outlook and supported a higher valuation.

Consumer discretionary was the benchmark’s top-performing sector, but our stock selection did not keep pace with the benchmark’s strong sector return for the year. Laggards included several retailers, such as Genesco, which was an overweight relative to the index, and an out-of-index position in Sally Beauty, where sales trends moderated due to diminished consumer spending patterns. Outside the consumer discretionary sector, a position in Impax Labs, a developer of branded and generic pharmaceuticals, detracted from performance. Shares declined following an adverse FDA inspection of a manufacturing facility, and we eliminated the position. In addition, DFC Global, a provider of consumer loans and check cashing services in North America and Europe, weighed on results. Mounting regulatory pressures in the company’s U.K. payday lending business led to declining earnings and reduced forecasts. However, our experience with management’s ability to navigate through similar regulatory issues in the past led us to believe that DFC will recover and gain significant market share, as we expect the number of competitors to diminish materially. A position in Titan Machinery, an operator of agriculture and construction equipment dealerships and stores, detracted from results. The company reported disappointing earnings and below consensus guidance for the April and July fiscal quarters. With underlying trends in the agriculture equipment market deteriorating, we eliminated the position.

Outlook

We continue to estimate earnings growth in the mid single-digit range this year and next. While margin expansion from recessionary lows has largely played out, the evidence tends to support our view that margins should remain healthy in an environment of moderate but steady gross domestic product growth. Dividends are expected to grow at a double-digit rate in 2013 and likely in 2014 as well. The potential for dividend growth and moderately higher equity prices could provide equity investors with two opportunities over time. While the Fed has refrained from tapering its monthly bond-buying purchases, known as quantitative easing (QE) for now, investors should prepare for an eventual return to a more normal interest rate environment with a federal funds rate above the zero lower bound. If yields normalize gradually, on the basis of improved economic growth with contained inflation, equity investors should be able to adjust to the changing environment and use periodic average corrections as opportunities to add to favored positions.

5  |

Cumulative Performance — September 30, 2003 through September 30, 2013(b)(c)

Average Annual Total Returns — September 30, 2013(b)

	1 year	5 years	10 years	Since Class N Inception

Institutional Class (Inception 5/13/91)	29.82%	11.87%	10.97%	—%
Retail Class (Inception 12/31/96)	29.48	11.59	10.69	—
Admin Class (Inception 1/2/98)	29.17	11.31	10.41	—
Class N (Inception 2/1/13)	—	—	—	16.71

Comparative Performance
Russell 2000® Value Index(a)	27.04	9.13	9.29	14.96
Russell 2000® Index(a)	30.06	11.15	9.64	18.96

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

(a)	See page 7 for a description of the index.

(b)	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

(c)	The mountain chart is based on the initial minimum of $100,000 for the Institutional Class.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2013 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

7  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  8

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,226.70	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

Retail Class
Actual	$1,000.00	$1,224.80	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33

Class N
Actual	$1,000.00	$1,227.20	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*   Expenses are equal to the Fund’s annualized expense ratio: 0.92%, 1.25% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period* 4/1/2013 – 9/30/2013
Actual	$1,000.00	$1,112.00	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,110.70	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,109.30	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,112.30	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.85% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  10

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Growth Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance

11  |

was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance was stronger over the long term; and (3) that the Fund’s more recent performance, although lagging in certain periods, had recently shown improvement relative to its category and benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the

|  12

expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and each Fund’s overall net expense ratio was at or below the median for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also

13  |

considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

|  14

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 95.6% of Net Assets

	Aerospace & Defense – 2.1%
354,359	Hexcel Corp.(b)	$13,749,129
140,813	Triumph Group, Inc.	9,887,889

		23,637,018

	Air Freight & Logistics – 1.0%
501,780	XPO Logistics, Inc.(b)	10,873,573

	Airlines – 1.0%
319,735	Spirit Airlines, Inc.(b)	10,957,318

	Auto Components – 1.0%
211,184	Dorman Products, Inc.	10,464,167
25,904	Drew Industries, Inc.	1,179,668

		11,643,835

	Biotechnology – 6.2%
72,079	Aegerion Pharmaceuticals, Inc.(b)	6,177,891
428,159	Alkermes PLC(b)	14,394,705
83,597	Clovis Oncology, Inc.(b)	5,081,026
196,970	Cubist Pharmaceuticals, Inc.(b)	12,517,443
426,434	Emergent Biosolutions, Inc.(b)	8,123,568
662,304	Exact Sciences Corp.(b)	7,821,810
269,988	Myriad Genetics, Inc.(b)	6,344,718
316,181	NPS Pharmaceuticals, Inc.(b)	10,057,718

		70,518,879

	Capital Markets – 2.0%
194,719	Artisan Partners Asset Management, Inc.	10,195,487
211,389	Financial Engines, Inc.	12,564,962

		22,760,449

	Chemicals – 1.2%
584,264	Flotek Industries, Inc.(b)	13,438,072

	Commercial Banks – 3.5%
232,351	Bank of the Ozarks, Inc.	11,150,524
691,641	Boston Private Financial Holdings, Inc.	7,677,215
113,909	Signature Bank(b)	10,424,952
114,994	SVB Financial Group(b)	9,932,032

		39,184,723

	Communications Equipment – 1.1%
511,876	Ciena Corp.(b)	12,786,663

	Construction & Engineering – 0.8%
297,345	MasTec, Inc.(b)	9,009,554

	Consumer Finance – 1.0%
246,412	Encore Capital Group, Inc.(b)	11,300,454

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Distributors – 0.8%
167,986	Pool Corp.	$9,429,054

	Diversified Consumer Services – 3.6%
253,682	Bright Horizons Family Solutions, Inc.(b)	9,089,426
482,944	Grand Canyon Education, Inc.(b)	19,452,984
794,188	LifeLock, Inc.(b)	11,777,808

		40,320,218

	Diversified Financial Services – 1.1%
206,738	MarketAxess Holdings, Inc.	12,412,550

	Electrical Equipment – 1.6%
234,262	Polypore International, Inc.(b)	9,597,714
348,032	Thermon Group Holdings, Inc.(b)	8,043,020

		17,640,734

	Electronic Equipment, Instruments & Components – 2.8%
137,284	FEI Co.	12,053,535
146,825	IPG Photonics Corp.	8,267,716
211,443	Measurement Specialties, Inc.(b)	11,468,668

		31,789,919

	Energy Equipment & Services – 2.9%
104,823	Dril-Quip, Inc.(b)	12,028,439
348,155	Forum Energy Technologies, Inc.(b)	9,403,667
461,624	Helix Energy Solutions Group, Inc.(b)	11,711,401

		33,143,507

	Food & Staples Retailing – 1.0%
206,335	Susser Holdings Corp.(b)	10,966,705

	Health Care Equipment & Supplies – 6.6%
216,984	Abaxis, Inc.	9,135,026
108,148	Analogic Corp.	8,937,351
532,804	Endologix, Inc.(b)	8,594,129
299,992	Insulet Corp.(b)	10,871,710
208,728	MAKO Surgical Corp.(b)	6,159,563
450,018	Novadaq Technologies, Inc.(b)	7,461,298
310,496	Quidel Corp.(b)	8,818,086
557,988	Spectranetics Corp.(b)	9,363,039
284,387	Tornier NV(b)	5,497,201

		74,837,403

	Health Care Providers & Services – 1.9%
285,641	Acadia Healthcare Co., Inc.(b)	11,262,825
258,831	Team Health Holdings, Inc.(b)	9,820,048

		21,082,873

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Technology – 2.1%
569,483	MedAssets, Inc.(b)	$14,476,258
91,462	Medidata Solutions, Inc.(b)	9,048,336

		23,524,594

	Hotels, Restaurants & Leisure – 2.8%
249,776	AFC Enterprises, Inc.(b)	10,887,736
393,067	Texas Roadhouse, Inc.	10,329,801
153,465	Vail Resorts, Inc.	10,647,401

		31,864,938

	Insurance – 1.1%
304,536	Amtrust Financial Services, Inc.	11,895,176

	Internet & Catalog Retail – 1.0%
385,897	HomeAway, Inc.(b)	10,805,116

	Internet Software & Services – 6.8%
293,762	Angie’s List, Inc.(b)	6,609,645
49,225	Benefitfocus, Inc.(b)	2,419,901
183,189	Cornerstone OnDemand, Inc.(b)	9,423,242
79,066	CoStar Group, Inc.(b)	13,275,181
416,913	Dealertrack Technologies, Inc.(b)	17,860,553
235,972	Envestnet, Inc.(b)	7,315,132
140,478	OpenTable, Inc.(b)	9,830,651
37,722	Shutterstock, Inc.(b)	2,743,144
169,802	Trulia, Inc.(b)	7,985,788

		77,463,237

	IT Services – 1.6%
239,141	EPAM Systems, Inc.(b)	8,250,365
449,052	InterXion Holding NV(b)	9,986,916

		18,237,281

	Life Sciences Tools & Services – 0.9%
203,908	PAREXEL International Corp.(b)	10,242,299

	Machinery – 5.1%
117,964	Chart Industries, Inc.(b)	14,514,290
510,126	Manitowoc Co., Inc. (The)	9,988,267
51,354	Middleby Corp. (The)(b)	10,728,364
146,399	Proto Labs, Inc.(b)	11,183,420
177,685	RBC Bearings, Inc.(b)	11,707,665

		58,122,006

	Oil, Gas & Consumable Fuels – 3.9%
191,103	Diamondback Energy, Inc.(b)	8,148,632
195,546	Gulfport Energy Corp.(b)	12,581,430
260,889	Oasis Petroleum, Inc.(b)	12,817,477

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – continued
201,014	Rosetta Resources, Inc.(b)	$10,947,222

		44,494,761

	Pharmaceuticals – 0.8%
198,304	Pacira Pharmaceuticals, Inc.(b)	9,536,439

	Professional Services – 6.3%
272,576	Advisory Board Co. (The)(b)	16,212,821
224,374	Corporate Executive Board Co. (The)	16,294,040
211,986	Huron Consulting Group, Inc.(b)	11,152,583
330,052	On Assignment, Inc.(b)	10,891,716
332,889	WageWorks, Inc.(b)	16,794,250

		71,345,410

	Road & Rail – 1.2%
151,826	Genesee & Wyoming, Inc., Class A(b)	14,115,263

	Semiconductors & Semiconductor Equipment – 3.9%
235,983	Cavium, Inc.(b)	9,722,500
183,700	Hittite Microwave Corp.(b)	12,004,795
286,362	Semtech Corp.(b)	8,587,996
229,711	Silicon Laboratories, Inc.(b)	9,810,957
149,294	Ultratech, Inc.(b)	4,523,608

		44,649,856

	Software – 7.4%
373,411	Aspen Technology, Inc.(b)	12,901,350
131,939	CommVault Systems, Inc.(b)	11,588,203
203,305	FleetMatics Group PLC(b)	7,634,103
322,274	Guidewire Software, Inc.(b)	15,182,328
234,301	Imperva, Inc.(b)	9,845,328
350,671	QLIK Technologies, Inc.(b)	12,006,975
102,568	Ultimate Software Group, Inc. (The)(b)	15,118,523

		84,276,810

	Specialty Retail – 5.2%
208,633	Asbury Automotive Group, Inc.(b)	11,099,276
136,601	Cabela’s, Inc.(b)	8,609,961
465,065	Chico’s FAS, Inc.	7,747,983
183,768	Hibbett Sports, Inc.(b)	10,318,573
76,302	Lumber Liquidators Holdings, Inc.(b)	8,137,608
442,140	Tile Shop Holdings, Inc.(b)	13,038,709

		58,952,110

	Textiles, Apparel & Luxury Goods – 2.3%
88,363	Deckers Outdoor Corp.(b)	5,824,889
175,007	Oxford Industries, Inc.	11,896,976

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Textiles, Apparel & Luxury Goods – continued
432,171	Tumi Holdings, Inc.(b)	$8,708,245

		26,430,110

	Total Common Stocks (Identified Cost $763,703,479)	1,083,688,907

Principal Amount

Short-Term Investments – 5.3%
$59,677,799	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $59,677,799 on 10/01/2013 collateralized by $59,390,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $60,874,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $59,677,799)	59,677,799

	Total Investments – 100.9% (Identified Cost $823,381,278)(a)	1,143,366,706
	Other Assets Less Liabilities—(0.9)%	(10,062,941)

	Net Assets – 100.0%	$1,133,303,765

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $823,526,294 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$324,898,686
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,058,274)

	Net unrealized appreciation	$319,840,412

(b)	Non-income producing security.

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2013 (Unaudited)

Software	7.4%
Internet Software & Services	6.8
Health Care Equipment & Supplies	6.6
Professional Services	6.3
Biotechnology	6.2
Specialty Retail	5.2
Machinery	5.1
Semiconductors & Semiconductor Equipment	3.9
Oil, Gas & Consumable Fuels	3.9
Diversified Consumer Services	3.6
Commercial Banks	3.5
Energy Equipment & Services	2.9
Hotels, Restaurants & Leisure	2.8
Electronic Equipment, Instruments & Components	2.8
Textiles, Apparel & Luxury Goods	2.3
Aerospace & Defense	2.1
Health Care Technology	2.1
Capital Markets	2.0
Other Investments, less than 2% each	20.1
Short-Term Investments	5.3

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 95.6% of Net Assets

	Auto Components – 1.7%
472,300	Dana Holding Corp.	$10,787,332
204,378	Remy International, Inc.	4,136,611
123,821	Tenneco, Inc.(b)	6,252,960

		21,176,903

	Building Products – 0.7%
146,078	Armstrong World Industries, Inc.(b)	8,028,447

	Capital Markets – 1.2%
313,442	Safeguard Scientifics, Inc.(b)	4,917,905
238,176	Stifel Financial Corp.(b)	9,817,615

		14,735,520

	Chemicals – 3.1%
235,502	Cabot Corp.	10,058,290
113,012	Minerals Technologies, Inc.	5,579,402
256,669	Olin Corp.	5,921,354
331,159	Tronox Ltd., Class A	8,103,461
56,578	WR Grace & Co.(b)	4,944,917
182,083	Zep, Inc.	2,960,670

		37,568,094

	Commercial Banks – 11.3%
587,102	BancorpSouth, Inc.	11,706,814
618,248	Cathay General Bancorp	14,448,456
159,134	City National Corp.	10,607,872
495,700	CVB Financial Corp.	6,701,864
482,130	First Financial Bancorp	7,313,912
138,673	First Financial Bankshares, Inc.	8,156,746
160,056	IBERIABANK Corp.	8,302,105
268,620	PacWest Bancorp	9,229,783
249,560	Pinnacle Financial Partners, Inc.(b)	7,439,384
226,020	Popular, Inc.(b)	5,928,505
183,036	Prosperity Bancshares, Inc.	11,318,946
133,352	Signature Bank(b)	12,204,375
163,937	Texas Capital Bancshares, Inc.(b)	7,536,184
426,402	Tristate Capital Holdings, Inc.(b)	5,496,322
264,608	Wintrust Financial Corp.	10,867,450

		137,258,718

	Commercial Services & Supplies – 4.3%
683,448	ACCO Brands Corp.(b)	4,538,095
452,349	KAR Auction Services, Inc.	12,760,765
144,766	McGrath Rentcorp	5,168,146
241,139	Performant Financial Corp.(b)	2,633,238
292,380	Rollins, Inc.	7,750,994
174,790	Viad Corp.	4,361,010

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Commercial Services & Supplies – continued
182,077	Waste Connections, Inc.	$8,268,117
309,847	West Corp.	6,869,308

		52,349,673

	Communications Equipment – 0.8%
496,640	Harmonic, Inc.(b)	3,819,162
181,462	NETGEAR, Inc.(b)	5,599,917

		9,419,079

	Computers & Peripherals – 0.5%
526,686	QLogic Corp.(b)	5,761,945

	Construction & Engineering – 1.3%
318,096	MYR Group, Inc.(b)	7,729,733
327,074	Primoris Services Corp.	8,330,574

		16,060,307

	Consumer Finance – 0.9%
45,299	Credit Acceptance Corp.(b)	5,019,582
503,699	DFC Global Corp.(b)	5,535,652

		10,555,234

	Distributors – 0.5%
89,097	Core-Mark Holding Co., Inc.	5,919,605

	Diversified Financial Services – 1.1%
222,094	MarketAxess Holdings, Inc.	13,334,524

	Electric Utilities – 2.4%
273,388	ALLETE, Inc.	13,204,640
60,113	ITC Holdings Corp.	5,642,206
261,847	UIL Holdings Corp.	9,735,472

		28,582,318

	Electrical Equipment – 2.5%
250,413	AZZ, Inc.	10,482,288
146,460	EnerSys	8,879,870
258,156	General Cable Corp.	8,196,453
148,139	Global Power Equipment Group, Inc.	2,979,075

		30,537,686

	Electronic Equipment, Instruments & Components – 4.6%
181,646	Belden, Inc.	11,634,426
125,677	Checkpoint Systems, Inc.(b)	2,098,806
129,858	Cognex Corp.	4,072,347
153,412	Littelfuse, Inc.	11,999,887
262,595	Methode Electronics, Inc.	7,352,660
166,474	Rogers Corp.(b)	9,901,873

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
696,707	Vishay Intertechnology, Inc.(b)	$8,980,553

		56,040,552

	Energy Equipment & Services – 2.5%
147,478	Bristow Group, Inc.	10,730,499
469,230	Helix Energy Solutions Group, Inc.(b)	11,904,365
1,447,550	Parker Drilling Co.(b)	8,251,035

		30,885,899

	Food & Staples Retailing – 1.1%
93,950	Casey’s General Stores, Inc.	6,905,325
312,584	Spartan Stores, Inc.	6,895,603

		13,800,928

	Food Products – 1.2%
260,206	Darling International, Inc.(b)	5,505,959
75,683	Ingredion, Inc.	5,007,944
52,080	J & J Snack Foods Corp.	4,203,898

		14,717,801

	Gas Utilities – 0.5%
71,432	New Jersey Resources Corp.	3,146,580
73,877	UGI Corp.	2,890,807

		6,037,387

	Health Care Equipment & Supplies – 1.0%
111,089	SurModics, Inc.(b)	2,641,697
112,062	Teleflex, Inc.	9,220,461

		11,862,158

	Health Care Providers & Services – 2.5%
303,234	Bio-Reference Labs, Inc.(b)	9,060,632
157,482	Hanger Orthopedic Group, Inc.(b)	5,316,592
69,094	MEDNAX, Inc.(b)	6,937,038
136,766	WellCare Health Plans, Inc.(b)	9,538,061

		30,852,323

	Health Care Technology – 0.8%
379,203	MedAssets, Inc.(b)	9,639,340

	Hotels, Restaurants & Leisure – 3.7%
139,446	Churchill Downs, Inc.	12,064,868
58,331	Cracker Barrel Old Country Store, Inc.	6,022,093
482,098	Diamond Resorts International, Inc.(b)	9,068,263
233,793	Marriott Vacations Worldwide Corp.(b)	10,286,892
233,047	Six Flags Entertainment Corp.	7,874,658

		45,316,774

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Household Durables – 1.3%
249,633	Jarden Corp.(b)	$12,082,237
160,487	La-Z-Boy, Inc.	3,644,660

		15,726,897

	Industrial Conglomerates – 0.8%
314,611	Raven Industries, Inc.	10,290,926

	Insurance – 3.8%
446,540	Employers Holdings, Inc.	13,280,100
326,467	HCC Insurance Holdings, Inc.	14,305,784
216,618	ProAssurance Corp.	9,760,807
133,959	Reinsurance Group of America, Inc., Class A	8,973,913

		46,320,604

	Internet & Catalog Retail – 1.3%
153,101	HSN, Inc.	8,209,276
87,030	Liberty Ventures, Series A(b)	7,673,435

		15,882,711

	Internet Software & Services – 0.9%
341,227	Perficient, Inc.(b)	6,264,927
515,461	United Online, Inc.	4,113,379

		10,378,306

	IT Services – 2.9%
459,809	Convergys Corp.	8,621,419
354,406	Euronet Worldwide, Inc.(b)	14,105,359
142,959	WEX, Inc.(b)	12,544,652

		35,271,430

	Machinery – 5.6%
156,182	Actuant Corp., Class A	6,066,109
79,516	Alamo Group, Inc.	3,889,128
225,097	Albany International Corp., Class A	8,074,229
369,810	Altra Holdings, Inc.	9,951,587
254,862	John Bean Technologies Corp.	6,340,967
179,900	RBC Bearings, Inc.(b)	11,853,611
214,905	TriMas Corp.(b)	8,015,956
214,071	Wabtec Corp.	13,458,644

		67,650,231

	Marine – 0.9%
121,016	Kirby Corp.(b)	10,473,935

	Media – 2.8%
345,302	Carmike Cinemas, Inc.(b)	7,624,268
267,658	E.W. Scripps Co. (The), Class A(b)	4,911,524

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – continued
186,322	John Wiley & Sons, Inc., Class A	$8,885,696
360,616	Live Nation Entertainment, Inc.(b)	6,689,427
333,537	National CineMedia, Inc.	6,290,508

		34,401,423

	Metals & Mining – 2.2%
199,275	Globe Specialty Metals, Inc.	3,070,828
149,911	Haynes International, Inc.	6,795,465
459,624	Horsehead Holding Corp.(b)	5,726,915
40,984	Reliance Steel & Aluminum Co.	3,002,898
440,342	SunCoke Energy, Inc.(b)	7,485,814

		26,081,920

	Multi Utilities – 0.7%
184,776	NorthWestern Corp.	8,300,138

	Multiline Retail – 0.4%
293,168	Fred’s, Inc. Class A	4,588,079

	Oil, Gas & Consumable Fuels – 1.2%
389,935	EPL Oil & Gas, Inc.(b)	14,470,488

	Pharmaceuticals – 0.4%
122,062	Mallinckrodt PLC(b)	5,381,713

	REITs – Apartments – 1.9%
213,247	American Campus Communities, Inc.	7,282,385
124,279	Home Properties, Inc.	7,177,112
133,984	Mid-America Apartment Communities, Inc.	8,374,000

		22,833,497

	REITs – Diversified – 1.0%
224,639	DuPont Fabros Technology, Inc.	5,788,947
157,581	Potlatch Corp.	6,252,814

		12,041,761

	REITs – Healthcare – 0.8%
324,457	Omega Healthcare Investors, Inc.	9,691,531

	REITs – Hotels – 0.8%
1,629,443	Hersha Hospitality Trust	9,108,586

	REITs – Office Property – 0.8%
532,268	BioMed Realty Trust, Inc.	9,894,862

	REITs – Single Tenant – 0.5%
195,910	National Retail Properties, Inc.	6,233,856

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Storage – 2.2%
701,228	CubeSmart	$12,509,907
180,366	Sovran Self Storage, Inc.	13,650,099

		26,160,006

	Road & Rail – 2.2%
267,431	Avis Budget Group, Inc.(b)	7,710,036
62,675	Genesee & Wyoming, Inc., Class A(b)	5,826,895
293,871	Old Dominion Freight Line, Inc.(b)	13,515,127

		27,052,058

	Semiconductors & Semiconductor Equipment – 2.3%
352,473	Magnachip Semiconductor Corp.(b)	7,588,744
315,850	Semtech Corp.(b)	9,472,341
637,778	Teradyne, Inc.(b)	10,536,093

		27,597,178

	Software – 1.9%
234,935	Monotype Imaging Holdings, Inc.	6,733,237
234,725	SS&C Technologies Holdings, Inc.(b)	8,943,022
201,746	Synchronoss Technologies, Inc.(b)	7,678,453

		23,354,712

	Specialty Retail – 2.7%
282,867	Barnes & Noble, Inc.(b)	3,660,299
170,258	Genesco, Inc.(b)	11,165,520
49,036	Jos. A. Bank Clothiers, Inc.(b)	2,155,622
175,920	Rent-A-Center, Inc.	6,702,552
363,798	Sally Beauty Holdings, Inc.(b)	9,516,956

		33,200,949

	Thrifts & Mortgage Finance – 0.5%
485,003	Capitol Federal Financial, Inc.	6,028,587

	Trading Companies & Distributors – 1.6%
98,104	DXP Enterprises, Inc.(b)	7,747,273
156,263	H&E Equipment Services, Inc.(b)	4,150,345
267,058	Rush Enterprises, Inc., Class A(b)	7,079,708

		18,977,326

	Transportation Infrastructure – 0.7%
147,211	Macquarie Infrastructure Co. LLC	7,881,677

	Water Utilities – 0.3%
150,135	Middlesex Water Co.	3,211,388

	Total Common Stocks (Identified Cost $756,315,294)	1,158,927,990

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Closed End Investment Companies – 2.1%
468,764	Ares Capital Corp.	$8,104,929
899,272	Fifth Street Finance Corp.	9,253,509
475,547	Hercules Technology Growth Capital, Inc.	7,252,092

	Total Closed End Investment Companies (Identified Cost $22,036,891)	24,610,530

Warrants – 0.0%
67,892	Magnum Hunter Resources Corp., Expiration on 10/14/2013 at $10.50(b)(c)(d) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 2.2%
$26,590,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $26,590,292 on 10/01/2013 collateralized by $27,540,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $27,126,900 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $26,590,292)	26,590,292

	Total Investments – 99.9% (Identified Cost $804,942,477)(a)	1,210,128,812
	Other assets less liabilities – 0.1%	1,752,314

	Net Assets – 100.0%	$1,211,881,126

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $804,927,604 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$416,234,871
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,033,663)

	Net unrealized appreciation	$405,201,208

(b)	Non-income producing security.
(c)	Fair valued by the Fund’s investment adviser.
(d)	Illiquid security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2013 (Unaudited)

Commercial Banks	11.3%
Machinery	5.6
Electronic Equipment, Instruments & Components	4.6
Commercial Services & Supplies	4.3
Insurance	3.8
Hotels, Restaurants & Leisure	3.7
Chemicals	3.1
IT Services	2.9
Media	2.8
Specialty Retail	2.7
Energy Equipment & Services	2.5
Health Care Providers & Services	2.5
Electrical Equipment	2.5
Electric Utilities	2.4
Semiconductors & Semiconductor Equipment	2.3
Road & Rail	2.2
REITs – Storage	2.2
Metals & Mining	2.2
Closed End Investment Companies	2.1
Other Investments, less than 2% each	32.0
Short-Term Investments	2.2

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

September 30, 2013

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$823,381,278	$804,942,477
Net unrealized appreciation	319,985,428	405,186,335

Investments at value	1,143,366,706	1,210,128,812
Cash	—	264,281
Receivable for Fund shares sold	5,248,378	731,263
Receivable for securities sold	1,301,626	3,399,342
Dividends receivable	66,572	1,298,165

TOTAL ASSETS	1,149,983,282	1,215,821,863

LIABILITIES
Payable for securities purchased	14,269,972	1,841,328
Payable for Fund shares redeemed	1,486,433	1,086,230
Management fees payable (Note 5)	698,032	701,507
Deferred Trustees’ fees (Note 5)	98,499	173,171
Administrative fees payable (Note 5)	40,229	43,393
Payable to distributor (Note 5d)	14,086	15,202
Other accounts payable and accrued expenses	72,266	79,906

TOTAL LIABILITIES	16,679,517	3,940,737

NET ASSETS	$1,133,303,765	$1,211,881,126

NET ASSETS CONSIST OF:
Paid-in capital	$747,231,982	$711,714,328
Accumulated net investment (loss)/Undistributed net investment income	(6,100,899)	192,931
Accumulated net realized gain on investments	72,187,254	94,787,532
Net unrealized appreciation on investments	319,985,428	405,186,335

NET ASSETS	$1,133,303,765	$1,211,881,126

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$913,999,555	$733,512,166

Shares of beneficial interest	34,690,689	19,602,640

Net asset value, offering and redemption price per share	$26.35	$37.42

Retail Class:
Net assets	$211,724,362	$403,475,317

Shares of beneficial interest	8,390,981	10,897,229

Net asset value, offering and redemption price per share	$25.23	$37.03

Admin Class:
Net assets	$—	$74,892,476

Shares of beneficial interest	—	2,066,675

Net asset value, offering and redemption price per share	$—	$36.24

Class N:
Net assets	$7,579,848	$1,167

Shares of beneficial interest	287,596	31

Net asset value, offering and redemption price per share	$26.36	$37.44	*

*	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended September 30, 2013

	Small Cap Growth Fund		Small Cap Value Fund
INVESTMENT INCOME
Dividends	$2,260,117	(a)	$16,398,441
Interest	1,404		862

	2,261,521		16,399,303

Expenses
Management fees (Note 5)	6,846,564		8,140,092
Service and distribution fees (Note 5)	518,764		1,274,711
Administrative fees (Note 5)	403,822		480,091
Trustees’ fees and expenses (Note 5)	41,543		52,032
Transfer agent fees and expenses (Notes 5 and 6)	1,106,885		1,135,571
Audit and tax services fees	38,671		43,895
Custodian fees and expenses	39,716		38,788
Legal fees	11,919		14,383
Registration fees	76,082		85,654
Shareholder reporting expenses	93,250		119,862
Miscellaneous expenses	28,069		31,662

Total expenses	9,205,285		11,416,741
Fee/expense recovery (Note 5)	16,604		—
Less waiver and/or expense reimbursement (Note 5)	—		(373,920)

Net expenses	9,221,889		11,042,821

Net investment income (loss)	(6,960,368)		5,356,482

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	87,223,584		101,532,511
Net change in unrealized appreciation (depreciation) on:
Investments	222,061,214		174,751,306

Net realized and unrealized gain on investments	309,284,798		276,283,817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$302,324,430		$281,640,299

(a)	Includes non-recurring dividends of $505,661.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income (loss)	$(6,960,368)	$(4,991,954)	$5,356,482	$6,076,844
Net realized gain on investments	87,223,584	14,608,048	101,532,511	49,521,017
Net change in unrealized appreciation (depreciation) on investments	222,061,214	100,644,997	174,751,306	195,787,207

Net increase in net assets resulting from operations	302,324,430	110,261,091	281,640,299	251,385,068

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(5,790,803)	(1,033,252)
Retail Class	—	—	(2,562,409)	—
Admin Class	—	—	(317,577)	—
Net realized capital gains
Institutional Class	—	—	(501,108)	—
Retail Class	—	—	(299,758)	—
Admin Class	—	—	(57,681)	—

Total distributions	—	—	(9,529,336)	(1,033,252)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	1,689,164	451,606,631	(44,339,129)	(111,263,616)

Net increase in net assets	304,013,594	561,867,722	227,771,834	139,088,200
NET ASSETS
Beginning of the year	829,290,171	267,422,449	984,109,292	845,021,092

End of the year	$1,133,303,765	$829,290,171	$1,211,881,126	$984,109,292

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(6,100,899)	$(4,261,711)	$192,931	$4,639,670

See accompanying notes to financial statements.

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|  32

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
9/30/2013	$19.17	$(0.15	)(e)	$7.33		$7.18	$—	$—	$—
9/30/2012	15.06	(0.14)		4.25		4.11	—	—	—
9/30/2011	14.03	(0.13)		1.16	(f)	1.03	—	—	—
9/30/2010	11.58	(0.11	)(h)	2.56		2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)		(1.49)	—	—	—

Retail Class
9/30/2013	18.41	(0.20	)(e)	7.02		6.82	—	—	—
9/30/2012	14.52	(0.19)		4.08		3.89	—	—	—
9/30/2011	13.55	(0.18)		1.15	(f)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(h)	2.47		2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)		(1.48)	—	—	—

Class N
9/30/2013*	20.22	(0.11)		6.25		6.14	—	—	—

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16) and $(0.21) for Institutional Class and Retail Class, respectively, total return would have been 37.40% and 36.99% for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.75)% and (1.05)% for Institutional Class and Retail Class, respectively.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(g)	Includes fee/expense recovery of 0.03%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(i)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

33  |

				Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)		Net assets, end of the period (000’s)	Net expenses (%) (c)(d)		Gross expenses (%) (d)		Net investment loss (%) (d)		Portfolio turnover rate (%)

$26.35	37.45	(e)	$914,000	0.94		0.94		(0.70	)(e)	56
19.17	27.29		599,469	0.95		0.95		(0.79)		77
15.06	7.34		154,313	0.98	(g)	0.98	(g)	(0.78)		76
14.03	21.16		52,501	1.00		1.06		(0.85	)(h)	69
11.58	(11.40)		45,557	1.00		1.01		(0.68)		107

25.23	37.05	(e)	211,724	1.25	(i)	1.25	(i)	(0.99	)(e)	56
18.41	26.79		229,822	1.25		1.28		(1.09)		77
14.52	7.16		113,110	1.25		1.27		(1.07)		76
13.55	20.87		75,344	1.25		1.39		(1.10	)(h)	69
11.21	(11.66)		75,478	1.25		1.43		(0.93)		107

26.36	30.37		7,580	0.83		0.83		(0.63)		56

See accompanying notes to financial statements.

|  34

Financial Highlights — continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP VALUE FUND

Institutional Class
9/30/2013	$29.14	$0.20		$8.41	$8.61	$(0.30)	$(0.03)	$(0.33)
9/30/2012	22.36	0.21		6.62	6.83	(0.05)	—	(0.05)
9/30/2011	22.93	0.09	(h)	(0.50)	(0.41)	(0.16)	—	(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)

Retail Class
9/30/2013	28.84	0.12		8.32	8.44	(0.22)	(0.03)	(0.25)
9/30/2012	22.14	0.13		6.57	6.70	—	—	—
9/30/2011	22.71	0.02	(h)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)

Admin Class
9/30/2013	28.22	0.04		8.15	8.19	(0.14)	(0.03)	(0.17)
9/30/2012	21.72	0.06		6.44	6.50	—	—	—
9/30/2011	22.30	(0.04	)(h)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)

Class N
9/30/2013*	32.08	0.06		5.30	5.36	—	—	—

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.

See accompanying notes to financial statements.

35  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$37.42	29.82		$733,512	0.90		0.91		0.61		22
—	29.14	30.59		572,776	0.90	(g)	0.90	(g)	0.76		19
—	22.36	(1.88	)(h)	431,761	0.90		0.93		0.33	(h)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55

—	37.03	29.48		403,475	1.15		1.22		0.37		22
—	28.84	30.26		343,480	1.15		1.22		0.49		19
—	22.14	(2.12	)(h)	347,759	1.15		1.22		0.08	(h)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55

—	36.24	29.17		74,892	1.40		1.52		0.11		22
—	28.22	29.93		67,853	1.40		1.52		0.24		19
—	21.72	(2.40	)(h)	65,500	1.40		1.52		(0.17	)(h)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55

—	37.44	16.71		1	0.85		14.45		0.27		22

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2013

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. The Funds continue to offer Institutional Class and Retail Class shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors. Effective February 1, 2013, each Fund began offering Class N shares to existing investors.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services

37  |

Notes to Financial Statements – (continued)

September 30, 2013

generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid prices may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for

|  38

Notes to Financial Statements – (continued)

September 30, 2013

accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based

39  |

Notes to Financial Statements – (continued)

September 30, 2013

on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 was as follows:

	2013 Distributions Paid From:			2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Value Fund	$8,670,789	$858,547	$9,529,336	$1,033,252	$—	$1,033,252

|  40

Notes to Financial Statements – (continued)

September 30, 2013

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$366,102
Undistributed long-term capital gains	72,332,270	94,772,659

Total undistributed earnings	72,332,270	95,138,761

Late-year ordinary and post-October capital loss deferrals*	(6,002,400)	—
Unrealized appreciation	319,840,412	405,201,208

Total accumulated earnings	$386,170,282	$500,339,969

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, neither Fund had loaned securities under this agreement.

41  |

Notes to Financial Statements – (continued)

September 30, 2013

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial instruments. Management has evaluated the impact the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  42

Notes to Financial Statements – (continued)

September 30, 2013

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,083,688,907	$—	$—	$1,083,688,907
Short-Term Investments	—	59,677,799	—	59,677,799

Total	$1,083,688,907	$59,677,799	$—	$1,143,366,706

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,158,927,990	$—	$—	$1,158,927,990
Closed End Investment Companies	24,610,530	—	—	24,610,530
Warrants(b)	—	—	—	—
Short-Term Investments	—	26,590,292	—	26,590,292

Total	$1,183,538,520	$26,590,292	$—	$1,210,128,812

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

4.   Purchases and Sales of Securities. For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$492,161,921	$518,118,918
Small Cap Value Fund	237,353,441	300,903,268

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

43  |

Notes to Financial Statements – (continued)

September 30, 2013

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$6,846,564	0.75%
Small Cap Value Fund	$8,140,092	0.75%

For the year ended September 30, 2013, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$42,284	$246,272	$85,267	$97	$373,920

[1]	Expense reimbursements are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Growth Fund	$—	$16,604	$16,604

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management,

|  44

Notes to Financial Statements – (continued)

September 30, 2013

L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$518,764	$—
Small Cap Value Fund	174,592	925,527	174,592

45  |

Notes to Financial Statements – (continued)

September 30, 2013

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$403,822
Small Cap Value Fund	480,091

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$754,805	$274,338	$—
Small Cap Value Fund	472,189	488,381	129,855

|  46

Notes to Financial Statements – (continued)

September 30, 2013

As of September 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$10,127	$3,959	$—
Small Cap Value Fund	6,297	6,986	1,919

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as

47  |

Notes to Financial Statements – (continued)

September 30, 2013

Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. At September 30, 2013, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.75%	1.18%	1.93%
Small Cap Value Fund	1.11%	2.00%	3.11%

Additionally, as of September 30, 2013, NGAM Advisors held shares of Small Cap Value Fund representing less than 0.01% of the Funds’ net assets.

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2013, the class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$770,843	$335,932	$—	$110
Small Cap Value Fund	494,773	506,287	134,414	97

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, neither Fund had borrowings under these agreements.

|  48

Notes to Financial Statements – continued

September 30, 2013

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2013, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$57,189
Small Cap Value Fund	45,409

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,813,357	$252,532,051	25,012,829	$444,379,599
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(8,396,592)	(176,478,451)	(3,982,168)	(71,766,116)

Net change	3,416,765	$76,053,600	21,030,661	$372,613,483

Retail Class
Issued from the sale of shares	2,620,258	$53,469,074	8,772,957	$149,204,216
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(6,709,873)	(135,077,555)	(4,084,044)	(70,211,068)

Net change	(4,089,615)	$(81,608,481)	4,688,913	$78,993,148

Class N*
Issued from the sale of shares	291,609	$7,346,195	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,013)	(102,150)	—	—

Net change	287,596	$7,244,045	—	$—

Increase (decrease) from capital share transactions	(385,254)	$1,689,164	25,719,574	$451,606,631

* From commencement of Class operations on February 1, 2013 through September 30, 2013.

49  |

Notes to Financial Statements – continued

September 30, 2013

9.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2013		Year Ended September 30, 2012
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,209,013	$105,799,055	4,160,980	$112,254,002
Issued in connection with the reinvestment of distributions	204,464	6,072,591	37,002	980,177
Redeemed	(3,464,461)	(112,934,799)	(3,852,812)	(105,017,313)

Net change	(50,984)	$(1,063,153)	345,170	$8,216,866

Retail Class
Issued from the sale of shares	1,284,622	$42,022,941	1,188,522	$32,260,155
Issued in connection with the reinvestment of distributions	96,978	2,855,026	—	—
Redeemed	(2,396,051)	(77,723,740)	(4,987,227)	(135,496,848)

Net change	(1,014,451)	$(32,845,773)	(3,798,705)	$(103,236,693)

Admin Class
Issued from the sale of shares	474,991	$15,185,040	593,951	$15,631,061
Issued in connection with the reinvestment of distributions	9,613	277,512	—	—
Redeemed	(822,273)	(25,893,755)	(1,205,509)	(31,874,850)

Net change	(337,669)	$(10,431,203)	(611,558)	$(16,243,789)

Class N*
Issued from the sale of shares	31	$1,000	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	—	—

Net change	31	$1,000	—	$—

Increase (decrease) from capital share transactions	(1,403,073)	$(44,339,129)	(4,065,093)	$(111,263,616)

* From commencement of Class operations on February 1, 2013 through September 30, 2013.

|  50

Report Of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

51  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Fund	Amount
Small Cap Value	$858,547

Qualified Dividend Income. For the fiscal year ended September 30, 2013, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

|  52

Trustee and Officer Information

As of 9/30/13

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

53  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

|  54

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

55  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  56

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

57  |

ANNUAL REPORT

September 30, 2013

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 27

Financial Statements  page 67

Notes to Financial Statements  page 81

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols
Peter W. Palfrey, CFA	Class A	NEFRX
Richard G. Raczkowski	Class B	NERBX
Loomis, Sayles & Company, L.P.	Class C	NECRX
	Class N	NERNX
	Class Y	NERYX

Objective

Seeks high total investment return through a combination of current income and capital appreciation

Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds, which include debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade.

Market Conditions

The 12-month period began with investor attention focused on the November 2012 U.S. presidential election. Soon afterward, fears that the U.S. economy would fall off the “fiscal cliff” took center stage, and investors sought to position themselves for the automatic tax hikes and spending cuts scheduled for January 1, 2013. Ultimately, Congress and the president struck an 11th-hour deal, which helped buoy the markets through the first quarter of 2013. During the second quarter of 2013, the Federal Reserve (the Fed) introduced volatility into the fixed-income markets by indicating a potential winding down of its monthly program of mortgage and U.S. Treasury bond purchases, known as quantitative easing (QE). The magnitude of the resulting selloff and the overall disruption to markets tightened financial conditions significantly. Based on the Fed’s announcement, investors anticipated the Fed would begin tapering QE following the central bank’s September policy meeting. However, the Fed surprised the financial markets and decided to delay action while softening its forward guidance. This announcement led to a rally in equities, emerging market currencies and fixed-income markets. The 12-month period ended September 30, 2013 concluded with renewed uncertainty surrounding Congressional budget and debt-ceiling discussions.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Core Plus Bond Fund returned -0.61%. The fund held up better than its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.68%.

1  |

Explanation of Fund Performance

Security selection among investment grade corporate credits, particularly within the industrials sector, proved beneficial to fund return. Also, an overweight position in investment-grade credit, with a bias toward lower-rated investment grade securities and a focus on strong relative value, aided performance. Additionally, out-of-benchmark exposure to high-yield corporates and non-U.S.-dollar-denominated securities contributed strongly to performance. In particular, exposure to higher-rated high-yield credits was the largest contributor to relative performance. Within these quality categories, security selection among financials and industrials provided the bulk of the outperformance. Throughout the period, we opportunistically added to the fund’s non-U.S.-dollar holdings, rotating out of Spain and Italy and added to Portugal. These positions contributed positively to relative performance. In addition, an out-of-benchmark allocation to bank loans aided return. Within the commercial mortgage-backed securities sector, the fund focused on older-production, higher-rated, super-senior structures. These selections, coupled with an overweight allocation versus the benchmark, aided relative performance. Also within the securitized sector, the fund’s overweight allocation to front-end and high-quality asset-backed securities helped performance.

Meanwhile, a longer duration (price sensitivity to interest rate changes) position in U.S. Treasuries and agencies detracted from performance, as rates rose during the period. However, underweight allocations to these sectors slightly offset losses. Within the government sector, the fund continued to have a significant overweight in the long end of the yield curve (a curve that shows the relationship among bonds yields across the maturity spectrum). In addition, the fund had a significant underweight position in mortgage-backed securities relative to the benchmark. Overall, the fund had a bias toward higher-coupon issues in order to capture incremental yield. Nevertheless, this sector detracted from relative performance during the period. The fund’s small allocation to emerging market Yankee corporate bonds (U.S.-dollar-denominated bonds issued by a non-U.S. entity) detracted from relative performance, particularly those issued by Mexican homebuilders.

Outlook

We believe the fund is well positioned to benefit from the ongoing recovery in higher-risk markets in a more range-bound interest rate environment. Going forward, we expect continued slow improvement from peripheral European countries as the European Central Bank and European Union focus on economic recovery, fiscal stabilization and banking reform. We believe Portugal is positioned to benefit the most as investors move back into the higher-yielding markets. While nominal duration remains long versus the market, we have been managing empirical duration (a duration calculation using historical market-based bond prices and Treasury yields) to be slightly short versus the market.

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LOOMIS SAYLES CORE PLUS BOND FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30, 2013

3  |

Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 11/7/73)
NAV	-0.61%	9.49%	6.26%	—%
With 4.50% Maximum Sales Charge	-5.10	8.48	5.77	—

Class B (Inception 9/13/93)
NAV	-1.32	8.67	5.48	—
With CDSC[1]	-6.03	8.38	5.48	—

Class C (Inception 12/30/94)
NAV	-1.36	8.68	5.48	—
With CDSC[1]	-2.30	8.68	5.48

Class N (Inception 2/1/13)
NAV	—	—	—	-2.02

Class Y (Inception 12/30/94)
NAV	-0.35	9.78	6.54	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[2]	-1.68	5.41	4.59	-1.12

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA	Class A	NEFHX
Elaine M. Stokes	Class B	NEHBX
Loomis, Sayles & Company, L.P.	Class C	NEHCX
	Class Y	NEHYX

Objective

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy

Under normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade fixed-income securities. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions.

Market Conditions

Central bank policy was the primary force driving markets during the 12-month period ended September 30, 2013. Fiscal issues took center stage early in the period, as investors worried about the “fiscal cliff” of federal tax hikes and spending cuts scheduled to commence on January 1, 2013. Following a last-minute deal that prevented the worst of the fiscal cliff, investor optimism surged at the beginning of 2013. But for much of 2013’s second quarter, the credit markets struggled as the Federal Reserve (the Fed) indicated it might begin tapering its monthly asset purchase program. This led to increased market volatility and declining market liquidity, as investors feared interest rates would rise sooner rather than later. However, the Fed surprised the financial markets by announcing in September it would continue its current pace of bond buying. In response, markets rallied and liquidity improved late in the period. Elsewhere, 2013 opened with the collapse of Cyprus’s two largest banks. By the second quarter, the challenges in Europe, where the economic downturn appeared to stabilize, were overshadowed by an economic slowdown in China. Toward the end of the period, Fed announcements, coupled with weak global growth expectations, triggered foreign market volatility.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles High Income Fund returned 6.27%. The fund underperformed its benchmark, Barclays U.S. Corporate High-Yield Bond Index, which returned 7.14% for the period.

5  |

Explanation of Fund Performance

An underweight position in high-yield industrials weighed on the fund’s relative performance. Weaker-than-expected production and rumors of restructuring at a Brazilian oil and gas company led the sector’s declines. Poor performance in the consumer cyclical and communication sectors, as well as positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), also detracted from relative return. In addition, a slight overweight position in emerging markets dragged down performance. Positions in Mexico’s homebuilding industry declined due to uncertainty surrounding government policies on housing construction and development. An out-of-benchmark allocation to non-U.S.-dollar-denominated securities detracted from relative performance. Currency exposure to the Brazilian real, Mexican peso and Philippine peso also weighed on results. The fund’s forward contracts, used to hedge currency, performed poorly during the period.

The fund’s position in convertible securities was the strongest contributor to return. Selections within the technology, American automotive and homebuilding sectors generally bolstered results. Underweight positions in high yield also aided relative return. Security selection in the financial and utilities industries contributed modestly to results. In addition, an out-of-benchmark allocation to residential mortgage-backed securities (RMBS) aided portfolio performance. Out-of-benchmark positions in both preferred and common stock also generally increased return as the equity markets surged throughout much of the quarter.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal

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LOOMIS SAYLES HIGH INCOME FUND

duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30 2013

7  |

Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years	Since Class Y Inception

Class A (Inception 2/22/84)
NAV	6.27%	11.02%	8.09%	—%
With 4.50% Maximum Sales Charge	1.42	10.00	7.59	—

Class B (Inception 9/20/93)
NAV	5.66	10.19	7.30	—
With CDSC[1]	0.66	9.92	7.30	—

Class C (Inception 3/2/98)
NAV	5.46	10.23	7.30	—
With CDSC[1]	4.46	10.23	7.30	—

Class Y (Inception 2/29/08)
NAV	6.56	11.26	—	8.16

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index[2]	7.14	13.53	8.86	10.47

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES INTERNATIONAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA, CIC	Class A	LSIAX
David W. Rolley, CFA	Class C	LSICX
Lynda L. Schweitzer, CFA	Class Y	LSIYX
Loomis, Sayles & Company, L.P.

Objective

Seeks high total return through a combination of high current income and capital appreciation

Strategy

Under normal market conditions, the Fund expects to invest at least 80% of its net assets in fixed income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States, including issuers located in emerging market countries. The Fund invests primarily in investment-grade fixed-income securities. The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities.

Market Conditions

Central bank policy was the primary force driving financial markets during the 12-month period ended September 30, 2013. Bond purchasing programs by the Federal Reserve (the Fed) and the European Central Bank (ECB) drove down yields in most markets during 2012 and the first few months of 2013. This caused investors to search for returns in the corporate credit markets, where balance sheets were improving despite slow aggregate macroeconomic growth. As a result, investment-grade corporates finished 2012 and began 2013 performing quite well as spreads tightened in the United States, the UK and the euro zone. This “risk-on” environment favored lower quality issues and emerging markets. The tide began to change during 2013’s second quarter, when the Fed indicated it might begin tapering its asset purchase program, causing credit markets to reverse course. The Fed’s announcement increased market volatility and reduced market liquidity, affecting emerging markets in particular, which gave back substantial portions of recent gains. However, the Fed surprised financial markets by announcing in September it would continue its current pace of bond buying. The Fed’s “dovish” surprise provided relief to some riskier currencies and bonds through the end of the period.

European economic indicators generally remained soft but improved late in the period, as the euro zone slowly started climbing out of its second recession since 2008. Disinflationary pressures from the peripheral countries remained, with headline inflation below the European Central Bank’s 2.0% target. The ECB has stuck to its forward guidance that rates would stay low for an “extended period.”

9  |

Overall, global economic data continued to improve. Although China’s economic slowdown stabilized, we believe China will be held back by its efforts to deleverage. China remains saddled with too much bad credit, monetary policy has been restrained and market reforms have been complex.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles International Bond Fund returned -2.62%. The fund held up better than its benchmark, the Barclays Global Aggregate ex-US Dollar Bond Index, which returned -3.39%.

Explanation of Fund Performance

Security selection, sector allocation decisions and active currency exposures generally accounted for the fund’s performance advantage over its benchmark. From a currency perspective, underweight allocations to the Australian dollar and the Japanese yen aided performance. Overweight exposure to South Korea’s won and an out-of-benchmark position in Uruguay’s peso also contributed positively. In addition, our preference for corporates over government issues proved beneficial, as did security selection within the corporate sector. Specifically, holdings in the U.S. banking and basic industry areas and in the European banking and communication sectors helped performance. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) was an additional source of return. Notably, euro-denominated Treasuries, which had an overall longer-than-benchmark duration (price sensitivity to interest rate changes), were particularly helpful.

Country allocation detracted from relative performance, largely due to underweight positions in euro markets and overweight positions in Norway and Singapore. Additionally, overweight currency exposures to the British pound and the Malaysian ringgit, along with an underweight allocation to the euro, weighed on performance. Selections among U.K. corporates also dragged down relative performance.

Outlook

We believe the credit cycle is in the early stage of expansion. Credit fundamentals appear strong, but they may be peaking as profit margins come under modest pressure. Bond yields should rise as the global economy improves, but this may come in fits and starts. We also expect the pace of growth to be inconsistent. We recognize the credit cycle may not advance exactly as we expect, but we do expect corporate bonds will continue to outperform Treasuries. We therefore remain comfortable continuing to overweight the corporate sector, seeking companies with strong fundamentals and favorable risk/reward profiles Concerns surrounding slow growth in China have made us increasingly cautious of non-Japan Asian currencies, and we have decreased the fund’s overweight. Recent volatility in emerging markets is restoring value, but careful security selection remains critical, as softer growth prospects, higher inflation and weaker terms of trade have challenged the asset class. Overall, we expect countries with the ability to implement major structural reforms to continue to outperform.

|  10

LOOMIS SAYLES INTERNATIONAL BOND FUND

Growth of $10,000 Investment in Class A Shares3

February 1, 2008 (inception) through September 30, 2013

11  |

Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	Since Inception

Class A (Inception 2/1/08)
NAV	-2.62%	6.85%	4.80%
With 4.50% Maximum Sales Charge	-6.99	5.87	3.95

Class C (Inception 2/1/08)
NAV	-3.27	6.07	4.01
With CDSC[1]	-4.21	6.07	4.01

Class Y (Inception 2/1/08)
NAV	-2.34	7.14	5.05

Comparative Performance
Barclays Global Aggregate ex-USD Bond Index[2]	-3.39	4.80	3.38

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A	NEFLX
Clifton V. Rowe, CFA	Class B	NELBX
Kurt Wagner, CFA, CIC	Class C	NECLX
Loomis, Sayles & Company, L.P.	Class Y	NELYX

Objective

Seeks a high current return consistent with preservation of capital

Strategy

Invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Market Conditions

Mounting concerns about the timing of the Federal Reserve’s (the Fed’s) exit strategy from its program of monthly mortgage and U.S. Treasury securities purchases, known as quantitative-easing (QE), put downward pressure on agency mortgage-backed securities (MBS). Agency MBS outperformed Treasuries in spite of widening spreads (the yield difference between non-Treasury and Treasury securities) that occurred in the sector.

Despite bouts of volatility throughout the year, credit-sensitive assets, including commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), generally outperformed Treasuries with similar durations (price sensitivity to interest rate changes). After approaching 12-month highs in early July, CMBS spreads narrowed in the third quarter of 2013 and ended the period tighter than they were at the end of September 2012.

Since hitting record lows in May 2013, intermediate- and long-term U.S. Treasury yields increased on growing expectations that the Fed would scale back QE in September. Overall, the yield on the 10-year Treasury note increased nearly one percentage point during the 12-month period ended September 30, 2013. However, following its September policy meeting, the Fed surprised the financial markets by announcing it was taking no immediate action, which led to a rally in the fixed-income markets at the end of the period.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned -0.81%. The fund underperformed its benchmark, the Barclays U.S. 1-5 Year Government Bond Index, which was flat, with a 0.00% return for the same period.

13  |

Explanation of Fund Performance

Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) was the primary detractor from relative performance. Given the rise in rates during the period, longer-duration bonds experienced greater price depreciation relative to shorter-duration bonds. The bulk of the negative performance due to yield curve positioning came from the fund’s agency MBS allocation.

The fund’s CMBS holdings provided the largest positive contribution to relative performance during the period, as the sector outperformed U.S. government securities on a duration-adjusted basis (which considers a security’s return relative to similar-duration Treasuries). In addition, agency MBS, including mortgage pass-through securities and other structured bonds, performed well and contributed positively to performance. Similar to CMBS, ABS performed well during the period, outperforming Treasury and agency bonds. As a result, the fund’s modest allocation had a positive effect on relative performance.

Outlook

We believe the tight credit restrictions currently prevalent in the mortgage refinance market have the potential to provide agency MBS some relief during periods of declining interest rates. But, rising rates likely will have a negative effect on the agency MBS universe. We also expect ABS to benefit from solid underlying credit fundamentals, and we believe the sector offers attractive yield advantages. We believe CMBS spreads remain attractive, given the high quality of the bonds. As the commercial real estate market recovers, this sector should continue to offer attractive opportunities.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Growth of $10,000 Investment in Class A Shares3

September 30, 2003 through September 30, 2013

15  |

Average Annual Total Returns — September 30, 20133

	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	-0.81%	3.93%	3.45%
With 3.00% Maximum Sales Charge	-3.77	3.30	3.13

Class B (Inception 9/27/93)
NAV	-1.56	3.16	2.68
With CDSC[1]	-6.41	2.80	2.68

Class C (Inception 12/30/94)
NAV	-1.55	3.16	2.69
With CDSC[1]	-2.52	3.16	2.69

Class Y (Inception 3/31/94)
NAV	-0.56	4.20	3.70

Comparative Performance
Barclays U.S. 1-5 Year Government Bond Index[2]	0.00	2.60	3.16

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the(se) fund(s) is/are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$972.90	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00
Class B
Actual	$1,000.00	$969.10	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class C
Actual	$1,000.00	$969.90	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class N
Actual	$1,000.00	$974.40	$2.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$2.23
Class Y
Actual	$1,000.00	$974.30	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.74

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.79%, 1.54%, 1.54%, 0.44% and 0.54% for Class A, B, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

19  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$983.10	$5.72
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class B
Actual	$1,000.00	$979.30	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class C
Actual	$1,000.00	$979.40	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class Y
Actual	$1,000.00	$982.30	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,002.20	$5.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$999.50	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class Y
Actual	$1,000.00	$1,003.80	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80% and 0.80% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$989.10	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class B
Actual	$1,000.00	$986.20	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class C
Actual	$1,000.00	$985.40	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class Y
Actual	$1,000.00	$991.20	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.83%, 1.58%, 1.58% and 0.57% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

21  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement and, with respect to the Loomis Sayles Core Plus Bond Fund, its Advisory Administration Agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

|  22

performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at their meeting held in June 2013. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles High Income Fund, the performance of which lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance

23  |

was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that was reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance, although lagging in certain periods, was competitive when compared to its relevant performance benchmark and peer group.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and the Trustees considered the amounts waived or reimbursed by the Adviser under these caps for each Fund whose current expenses are above the cap. The Trustees noted that certain Funds had advisory fee rates that were above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors varied from Fund to Fund, but included one or more of the following: (1) the Fund’s advisory fee rate was not significantly above its peer group median; and (2) the Fund’s net expense ratio was near or at the peer group median. The Trustees considered management’s proposals to institute lower expense caps and revised management fee schedules for the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund that will reduce their advisory fees and add an additional breakpoint to each of these Fund’s advisory fees.

|  24

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund are subject to breakpoints in their respective advisory fees. The Trustees further noted that each of the Funds was subject to an expense cap or waiver, and that management had proposed to reduce the expense caps of the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Limited Term Government and Agency Fund and to add an additional breakpoint to each of these Fund’s advisory fees. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•	Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance

25  |

programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2014.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 94.2% of Net Assets
Non-Convertible Bonds — 94.1%
	ABS Car Loan — 1.2%
$2,355,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class B, 1.190%, 5/08/2018	$2,338,628
1,860,000	AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.790%, 3/08/2019	1,830,647
1,950,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	1,944,725
1,535,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	1,501,904
211,139	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	219,166
3,385,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	3,451,485
2,090,000	Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.700%, 8/15/2018	2,103,163
2,875,000	Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.940%, 3/15/2018	2,854,196

		16,243,914

	ABS Home Equity — 0.5%
474,020	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.719%, 2/25/2037(b)	461,825
368,005	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	375,998
6,662,126	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A	5,955,294

		6,793,117

	ABS Other — 0.8%
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,787,489
8,615,000	Springleaf Funding Trust, Series 2013-BA, Class A, 3.920%, 1/16/2023, 144A	8,485,775

		10,273,264

	Aerospace & Defense — 0.3%
2,370,000	Bombardier, Inc., 5.750%, 3/15/2022, 144A	2,352,225
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,661,300

		4,013,525

	Airlines — 0.3%
3,285,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	3,178,238
1,101,737	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,165,087

		4,343,325

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 2.1%
$1,300,000	Ford Motor Credit Co. LLC, 2.875%, 10/01/2018	$1,299,722
7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	8,638,419
8,420,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017(c)	9,702,433
4,900,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	5,426,750
2,290,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	2,380,824

		27,448,148

	Banking — 5.9%
6,000,000	Ally Financial, Inc., 6.250%, 12/01/2017	6,416,088
8,150,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	8,394,500
3,950,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A	3,651,672
12,345,000	Bangkok Bank PCL, 3.300%, 10/03/2018, 144A	12,370,431
5,015,000	Bank of America Corp., MTN, 5.000%, 5/13/2021(c)	5,386,266
6,665,000	BBVA Banco Continental S.A., 3.250%, 4/08/2018, 144A	6,515,038
3,795,000	Citigroup, Inc., 4.050%, 7/30/2022	3,685,761
1,405,000	Goldman Sachs Group, Inc. (The), 5.750%, 1/24/2022	1,557,643
1,355,000	Goldman Sachs Group, Inc. (The), 6.000%, 6/15/2020	1,538,594
3,555,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	3,710,126
3,035,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	3,667,096
2,890,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	3,405,880
6,090,000	Morgan Stanley, 5.750%, 1/25/2021	6,760,564
630,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	697,135
660,000	Morgan Stanley, GMTN, 5.500%, 7/28/2021	721,831
2,530,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	2,937,221
6,220,000	PKO Finance AB, 4.630%, 9/26/2022, 144A	6,106,485

		77,522,331

	Chemicals — 2.0%
7,355,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	6,693,050
4,375,000	Methanex Corp., 3.250%, 12/15/2019	4,300,082
575,000	Methanex Corp., 5.250%, 3/01/2022	596,446
5,360,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	4,984,800
1,380,000	Olin Corp., 5.500%, 8/15/2022	1,373,100
4,190,000	PolyOne Corp., 5.250%, 3/15/2023, 144A	3,959,550
840,000	RPM International, Inc., 3.450%, 11/15/2022	785,549
3,685,000	RPM International, Inc., 6.125%, 10/15/2019	4,196,301

		26,888,878

	Collateralized Mortgage Obligations — 0.3%
3,530,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	3,603,230

	Commercial Mortgage-Backed Securities — 4.1%
108,119	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049(b)	109,391
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.793%, 4/10/2049(b)	1,869,238
292,880	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.846%, 6/11/2040(b)	297,325

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.336%, 12/10/2049(b)	$1,139,571
100,333	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	100,459
2,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,769,635
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.953%, 9/15/2039(b)	3,892,165
1,865,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	2,082,851
5,790,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.252%, 2/15/2041(b)	6,559,068
424,923	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.056%, 7/10/2038(b)	467,175
705,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	791,855
8,235,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,111,698
9,285,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.993%, 8/10/2045(b)	10,298,968
3,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,298,632
2,300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class A4, 5.716%, 2/15/2051	2,556,130
365,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.760%, 4/12/2049(b)	394,959
1,900,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	2,053,575
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,255,312
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.816%, 6/11/2042(b)	344,584
1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.459%, 1/11/2043(b)	1,366,119
1,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	1,097,868

		53,856,578

	Consumer Cyclical Services — 0.2%
2,165,000	Service Corp International, 5.375%, 1/15/2022, 144A	2,064,869

	Consumer Products — 0.4%
1,110,000	Avon Products, Inc., 4.600%, 3/15/2020	1,151,063
3,620,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,842,384

		4,993,447

	Diversified Manufacturing — 0.8%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,294,145
2,075,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	2,214,025
7,710,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	7,064,287

		10,572,457

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — 1.0%
$1,460,000	AES Corp. (The), 7.375%, 7/01/2021	$1,606,000
3,395,000	FirstEnergy Corp., 2.750%, 3/15/2018	3,301,858
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,047,875
4,435,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	4,102,375
3,740,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,557,496

		13,615,604

	Entertainment — 0.1%
650,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	674,375

	Financial Other — 0.5%
7,920,000	Cielo S.A./Cielo USA, Inc., 3.750%, 11/16/2022, 144A	6,811,200

	Food & Beverage — 1.1%
4,920,000	Alicorp SAA, 3.875%, 3/20/2023, 144A	4,354,200
1,340,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	1,206,000
4,050,000	Post Holdings, Inc., 7.375%, 2/15/2022	4,257,562
1,070,000	Post Holdings, Inc., 7.375%, 2/15/2022, 144A	1,124,838
3,555,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	3,812,738

		14,755,338

	Government Owned – No Guarantee — 7.0%
2,355,000	Abu Dhabi National Energy Co., 2.500%, 1/12/2018, 144A	2,307,900
6,745,000	CEZ AS, 5.625%, 4/03/2042, 144A	6,819,532
3,690,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	3,655,646
3,560,000	CNOOC Finance 2013 Ltd., 4.250%, 5/09/2043	3,046,082
3,255,000	CNPC General Capital Ltd., 3.950%, 4/19/2022, 144A	3,170,282
4,945,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	5,420,956
665,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	748,956
1,395,000	Ecopetrol S.A., 5.875%, 9/18/2023	1,450,800
1,600,000	Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	2,085,011
13,680,000	Federal National Mortgage Association, 6.625%, 11/15/2030	18,285,441
4,370,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	5,265,850
13,790,000	Pertamina Persero PT, 5.625%, 5/20/2043, 144A	10,756,200
3,675,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	3,077,776
7,260,000	Petrobras International Finance Co., 6.750%, 1/27/2041	7,020,558
1,210,000	Petroleos Mexicanos, 3.500%, 7/18/2018	1,225,125
1,290,000	Qtel International Finance Ltd., 3.875%, 1/31/2028, 144A	1,128,750
2,895,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	3,046,988
2,965,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	3,617,300
11,825,000	Tennessee Valley Authority, 3.500%, 12/15/2042	9,633,023

		91,762,176

	Healthcare — 1.1%
1,580,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,605,675
7,830,000	HCA, Inc., 7.500%, 2/15/2022	8,593,425
575,000	HCA, Inc., 7.500%, 12/15/2023	586,500
3,200,000	PerkinElmer, Inc., 5.000%, 11/15/2021	3,303,469

		14,089,069

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hybrid ARMs — 0.0%
$142,664	FHLMC, 5.926%, 11/01/2036(b)	$153,000
129,794	FNMA, 1.909%, 2/01/2037(b)	137,556

		290,556

	Independent Energy — 1.3%
4,036,000	Denbury Resources, Inc., 6.375%, 8/15/2021	4,288,250
5,035,000	Newfield Exploration Co., 5.750%, 1/30/2022	5,022,412
2,925,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,727,563
2,410,000	Range Resources Corp., 5.000%, 8/15/2022	2,331,675
2,605,000	SM Energy Co., 6.500%, 1/01/2023	2,657,100

		17,027,000

	Industrial Other — 2.0%
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,472,200
3,620,000	CBRE Services, Inc., 5.000%, 3/15/2023	3,393,750
9,170,000	Deluxe Corp., 6.000%, 11/15/2020	9,445,100
4,525,000	Ferreycorp SAA, 4.875%, 4/26/2020, 144A	4,163,000
8,290,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	8,436,600

		26,910,650

	Media Cable — 0.7%
3,935,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 3/15/2021, 144A	3,777,600
2,965,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.500%, 4/30/2021	3,009,475
499,000	Cox Communications, Inc., 5.450%, 12/15/2014	527,116
2,825,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	2,810,875

		10,125,066

	Media Non-Cable — 0.8%
66,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,254,773
1,835,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	1,926,750
4,284,000	Myriad International Holdings BV, 6.375%, 7/28/2017, 144A	4,648,140

		10,829,663

	Metals & Mining — 2.5%
3,650,000	Alcoa, Inc., 6.150%, 8/15/2020	3,807,757
1,335,000	APERAM, 7.375%, 4/01/2016, 144A	1,339,405
1,280,000	APERAM, 7.750%, 4/01/2018, 144A	1,260,800
6,535,000	ArcelorMittal, 7.250%, 3/01/2041	5,979,525
485,000	ArcelorMittal, 7.500%, 10/15/2039	459,538
4,110,000	Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018, 144A	3,972,089
3,075,000	Goldcorp, Inc., 2.125%, 3/15/2018	2,996,308
7,030,000	Plains Exploration & Production Co., 6.875%, 2/15/2023	7,539,675
1,445,000	Steel Dynamics, Inc., 5.250%, 4/15/2023, 144A	1,361,912
3,440,000	United States Steel Corp., 7.375%, 4/01/2020	3,526,000

		32,243,009

	Mortgage Related — 10.3%
6,850,718	FHLMC, 3.000%, with various maturities from 2026 to 2043(d)	6,777,537
26,207,953	FHLMC, 3.500%, with various maturities from 2042 to 2043(c)(d)	26,620,986
9,652,148	FHLMC, 4.000%, with various maturities from 2041 to 2043(d)	10,094,415

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mortgage Related — continued
$2,308,151	FHLMC, 4.500%, with various maturities from 2034 to 2039(d)	$2,456,042
348,959	FHLMC, 5.000%, 8/01/2035	377,038
4,978,673	FHLMC, 5.500%, with various maturities from 2018 to 2040(d)	5,376,526
39,277	FHLMC, 6.000%, 6/01/2035	43,367
9,684,103	FNMA, 3.000%, with various maturities from 2027 to 2042(d)	9,511,963
8,849,530	FNMA, 3.500%, with various maturities from 2026 to 2042(d)	9,030,464
15,813,237	FNMA, 4.000%, with various maturities from 2040 to 2043(d)	16,593,626
10,710,072	FNMA, 4.500%, with various maturities from 2039 to 2041(d)	11,455,742
8,493,108	FNMA, 5.000%, with various maturities from 2033 to 2037(d)	9,229,279
3,294,316	FNMA, 5.500%, with various maturities from 2036 to 2038(d)	3,586,959
1,610,207	FNMA, 6.000%, with various maturities from 2016 to 2039(d)	1,767,777
67,726	FNMA, 6.500%, with various maturities from 2029 to 2036(d)	75,970
67,337	FNMA, 7.000%, with various maturities in 2030(d)	75,359
81,523	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	95,454
7,130,000	FNMA (TBA), 2.500%, 10/01/2028(e)	7,170,106
13,340,000	FNMA (TBA), 3.500%, 11/01/2043(e)	13,535,932
1,419,016	GNMA, 5.500%, with various maturities from 2038 to 2039(d)	1,554,794
233,763	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	258,313
168,321	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	188,768
151,386	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	169,703
45,689	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	51,861
12,316	GNMA, 8.000%, 11/15/2029	12,594
54,129	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	55,132
3,593	GNMA, 9.000%, with various maturities in 2016(d)	3,641
6,062	GNMA, 11.500%, with various maturities in 2015(d)	6,100

		136,175,448

	Non-Captive Consumer — 1.5%
1,100,000	SLM Corp., MTN, 6.000%, 1/25/2017	1,166,000
15,785,000	SLM Corp., MTN, 6.250%, 1/25/2016	16,811,025
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	31,200
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	118,119
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,279,712

		19,406,056

	Non-Captive Diversified — 2.0%
6,290,000	General Electric Capital Corp., 5.300%, 2/11/2021	6,840,866
7,290,000	International Lease Finance Corp., 3.875%, 4/15/2018	7,043,962
3,950,000	International Lease Finance Corp., 5.750%, 5/15/2016	4,188,110
7,215,000	International Lease Finance Corp., 6.250%, 5/15/2019	7,575,750

		25,648,688

	Oil Field Services — 2.6%
3,165,000	Nabors Industries, Inc., 4.625%, 9/15/2021	3,181,196
3,557,000	Nabors Industries, Inc., 5.000%, 9/15/2020	3,716,606
5,895,000	Nabors Industries, Inc., 5.100%, 9/15/2023, 144A	5,988,041
6,950,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	6,950,000
1,330,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,603,146
2,430,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	2,357,100

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — continued
$9,245,000	Transocean, Inc., 6.500%, 11/15/2020	$10,319,694

		34,115,783

	Packaging — 0.4%
3,275,000	Sealed Air Corp., 5.250%, 4/01/2023, 144A	3,103,062
2,515,000	Sealed Air Corp., 6.500%, 12/01/2020, 144A	2,634,463

		5,737,525

	Paper — 1.9%
1,785,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	1,734,076
3,045,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	3,023,249
1,111,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,355,778
3,535,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	4,441,664
5,441,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	6,885,580
2,850,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	3,664,430
4,015,000	Rock Tenn Co., 4.000%, 3/01/2023	3,890,025

		24,994,802

	Pharmaceuticals — 1.2%
11,450,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	11,908,000
130,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	135,200
3,170,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	3,352,275

		15,395,475

	Pipelines — 1.7%
8,665,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	8,696,723
1,030,000	Energy Transfer Partners LP, 6.500%, 2/01/2042	1,087,326
4,960,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	5,379,184
8,510,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	7,361,150

		22,524,383

	Property & Casualty Insurance — 0.3%
3,285,000	Willis Group Holdings PLC, 5.750%, 3/15/2021	3,547,304

	Refining — 1.2%
5,620,000	Ecopetrol S.A., 7.375%, 9/18/2043	6,083,650
3,110,000	Phillips 66, 5.875%, 5/01/2042	3,266,766
7,975,000	Thai Oil PCL, 4.875%, 1/23/2043, 144A	6,516,165

		15,866,581

	Retailers — 0.9%
8,475,000	Lotte Shopping Co. Ltd., 3.375%, 5/09/2017, 144A	8,716,961
4,205,000	SACI Falabella, 3.750%, 4/30/2023, 144A	3,731,938

		12,448,899

	Sovereigns — 2.3%
5,598,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	6,121,413
5,160,000	South Africa Government International Bond, 5.875%, 9/16/2025	5,424,450
18,775,000	Spain Government International Bond, 4.000%, 3/06/2018, 144A	19,081,032

		30,626,895

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarket — 0.5%
$6,685,000	Delhaize Group S.A., 4.125%, 4/10/2019	$6,971,606

	Technology — 1.5%
5,939,000	Audatex North America, Inc., 6.000%, 6/15/2021, 144A	6,057,780
5,220,000	Baidu, Inc., 3.500%, 11/28/2022	4,773,768
1,160,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	1,252,800
3,145,000	Dun & Bradstreet Corp. (The), 3.250%, 12/01/2017	3,171,824
3,156,000	Equifax, Inc., 7.000%, 7/01/2037	3,590,821
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	70,190
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	411,930

		19,329,113

	Textile — 0.1%
1,125,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020	1,167,188

	Tobacco — 0.7%
8,005,000	Reynolds American, Inc., 7.250%, 6/15/2037	9,258,719

	Treasuries — 19.0%
8,770,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/2022, (EUR)	12,813,658
6,495,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	51,899,315
224,000,000	Philippine Government International Bond, 3.900%, 11/26/2022, (PHP)	5,157,556
300,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	7,751,493
5,540,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	6,505,479
19,285,000	Portugal Obrigacoes do Tesouro OT, 5.650%, 2/15/2024, 144A, (EUR)	23,506,839
1,720,000	Spain Government Bond, 5.500%, 4/30/2021, (EUR)	2,577,627
8,910,000	Spain Government Bond, 5.850%, 1/31/2022, (EUR)	13,519,893
8,265,000	U.S. Treasury Bond, 2.750%, 8/15/2042	6,850,908
4,360,000	U.S. Treasury Bond, 3.125%, 2/15/2043	3,906,290
7,135,000	U.S. Treasury Bond, 3.625%, 8/15/2043	7,052,505
21,435,000	U.S. Treasury Bond, 3.750%, 8/15/2041	21,790,006
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,037,870
77,000,000	U.S. Treasury Note, 0.375%, 6/30/2015	77,129,360
5,260,000	U.S. Treasury Note, 1.625%, 8/15/2022	4,900,016

		249,398,815

	Wireless — 4.2%
1,475,000	American Tower Corp., 4.700%, 3/15/2022	1,433,167
6,225,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	6,816,375
7,205,000	SK Telecom Co. Ltd., 2.125%, 5/01/2018, 144A	7,036,900
3,165,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	3,779,130
3,780,000	Softbank Corp., 4.500%, 4/15/2020, 144A	3,632,580
13,110,000	Sprint Capital Corp., 6.875%, 11/15/2028	11,700,675
4,825,000	Verizon Communications, Inc., 3.650%, 9/14/2018	5,084,069
13,845,000	Verizon Communications, Inc., 6.550%, 9/15/2043	15,630,133

		55,113,029

	Wirelines — 4.8%
5,757,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(f)	5,382,795
6,810,000	Bharti Airtel International Netherlands BV, 5.125%, 3/11/2023, 144A	6,094,950

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$2,065,000	CenturyLink, Inc., 5.625%, 4/01/2020	$2,015,956
4,275,000	Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	3,933,000
11,153,000	Embarq Corp., 7.995%, 6/01/2036	11,354,546
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,496,250
5,050,000	Frontier Communications Corp., 8.500%, 4/15/2020	5,580,250
2,420,000	Frontier Communications Corp., 8.750%, 4/15/2022	2,643,850
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	406,700
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,120,994
5,000,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022, 144A	4,950,000
4,029,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	4,125,027
986,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,009,627
6,344,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	5,582,720
5,910,000	Windstream Corp., 7.500%, 4/01/2023	5,836,125

		62,532,790

	Total Non-Convertible Bonds (Identified Cost $1,252,095,435)	1,238,009,888

Convertible Bonds — 0.1%
	Wirelines — 0.1%
13,238,400	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A (MXN)(f)(g)(h)(i) (Identified Cost $1,325,671)	1,513,625

	Total Bonds and Notes (Identified Cost $1,253,421,106)	1,239,523,513

Senior Loans — 3.4%
	Automotive — 0.5%
1,163,947	Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.750%, 4/27/2020(b)	1,163,947
4,840,675	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	4,886,081

		6,050,028

	Building Materials — 0.2%
3,000,000	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(b)	2,974,500

	Chemicals — 0.3%
4,178,005	Axalta Coating Systems US Holdings, Inc., Term Loan, 4.750%, 2/03/2020(b)	4,189,745

	Diversified Manufacturing — 0.2%
3,033,080	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	3,033,080

	Electric — 0.4%
5,469,981	NRG Energy, Inc., Refi Term Loan B, 2.750%, 7/02/2018(b)	5,429,394

	Entertainment — 0.1%
1,816,000	WMG Acquisition Corp., New Term Loan, 3.750%, 7/01/2020(b)	1,806,357

	Food & Beverage — 0.2%
2,789,980	Dole Food Company, Inc., New Term Loan, 3.753%, 4/01/2020(j)	2,785,990

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Cable — 0.3%
$3,667,808	Charter Communications Operating LLC, Term Loan E, 3.000%, 7/01/2020(b)	$3,623,941

	Media Non-Cable — 0.4%
4,740,000	Activision Blizzard, Inc., Term Loan B, 9/11/2020(k)	4,732,084

	Metals & Mining — 0.3%
3,650,052	Arch Coal, Inc., Term Loan B, 5.750%, 5/16/2018(b)	3,538,287

	Packaging — 0.3%
3,797,483	Pact Group (USA), Inc., USD Term Loan B, 3.750%, 5/29/2020(b)	3,731,027

	Technology — 0.2%
3,047,324	Alcatel-Lucent USA, Inc., USD Term Loan C, 5.750%, 1/30/2019(b)	3,067,132

	Total Senior Loans (Identified Cost $44,977,179)	44,961,565

Shares
Preferred Stocks — 0.9%
	Banking — 0.2%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,825,914
532	Ally Financial, Inc., Series G, 7.000%, 144A	508,326

		2,334,240

	Media Cable — 0.7%
8,945,000	NBCUniversal Enterprise, Inc., 5.250%, 144A	8,855,550

	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	256,766

	Total Preferred Stocks (Identified Cost $11,013,801)	11,446,556

Principal Amount (‡)
Short-Term Investments — 3.5%
$391,159	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $391,159 on 10/01/2013 collateralized by $445,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $413,483 including accrued interest (Note 2 of Notes to Financial Statements)	391,159
45,923,204	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $45,923,204 on 10/01/2013 collateralized by $47,555,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $46,841,675 including accrued interest (Note 2 of Notes to Financial Statements)	45,923,204

	Total Short-Term Investments (Identified Cost $46,314,363)	46,314,363

	Total Investments — 102.0% (Identified Cost $1,355,726,449)(a)	1,342,245,997
	Other assets less liabilities — (2.0)%	(25,968,780)

	Net Assets — 100.0%	$1,316,277,217

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized depreciation on investments based on a cost of $1,359,273,876 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$25,588,039
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(42,615,918)

	Net unrealized depreciation	$(17,027,879)

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Illiquid security. At September 30, 2013, the value of this security amounted to $1,513,625 or 0.1% of net assets.
(h)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of this security amounted to $1,513,625 or 0.1% of net assets.
(i)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2013.
(k)	Position is unsettled. Contract rate was not determined at September 30, 2013 and does not take effect until settlement date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $372,854,407 or 28.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	19.0%
Mortgage Related	10.3
Government Owned – No Guarantee	7.0
Banking	6.1
Wirelines	4.9
Wireless	4.2
Commercial Mortgage-Backed Securities	4.1
Metals & Mining	2.8
Oil Field Services	2.6
Automotive	2.6
Chemicals	2.3
Sovereigns	2.3
Industrial Other	2.0
Non-Captive Diversified	2.0
Other Investments, less than 2% each	26.3
Short-Term Investments	3.5

Total Investments	102.0
Other assets less liabilities	(2.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 84.2% of Net Assets
Non-Convertible Bonds — 72.5%
	ABS Home Equity — 5.9%
$305,578	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 1.897%, 9/25/2045(b)	$282,761
325,034	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	329,821
272,237	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	272,910
333,664	Banc of America Funding Corp., Series 2008-R4, Class 1A4, 0.634%, 7/25/2037, 144A(b)	204,451
58,067	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 2.986%, 2/25/2035(b)	56,995
190,454	Banc of America Mortgage Securities, Inc., Series 2006-B, Class 4A1, 6.420%, 11/20/2046(b)	169,602
157,823	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	159,755
101,657	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	89,464
625,417	Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.000%, 12/25/2034	602,803
318,278	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	211,723
824,741	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.678%, 4/25/2035(b)	572,093
349,304	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.454%, 4/25/2035(b)	275,785
161,330	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-13, Class A3, 5.500%, 6/25/2035	159,226
519,975	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 2.639%, 11/20/2035(b)	483,352
411,878	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-20, Class 1A35, 6.000%, 2/25/2037	362,095
97,590	GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A7, 5.000%, 11/25/2033	99,311
431,378	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.165%, 6/19/2035(b)	423,872
376,232	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.410%, 7/19/2035(b)	340,591
485,565	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.254%, 12/25/2046(b)	239,389
86,681	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.133%, 12/25/2034(b)	74,531
575,000	GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, 2.656%, 9/25/2035(b)	559,999
200,721	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	168,940
112,271	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.687%, 3/25/2036(b)	92,920
431,636	JP Morgan Mortgage Trust, Series 2005-S3, Class 1A11, 6.000%, 1/25/2036	375,304
451,908	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.684%, 1/25/2036(b)(c)	310,019
188,872	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	185,594
313,050	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.692%, 3/25/2035(b)	254,003

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$580,243	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.339%, 1/25/2047(b)	$417,503
539,552	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	381,998
118,419	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.852%, 5/25/2036(b)	102,180
477,823	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	372,403
387,622	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	390,431
638,328	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 2.204%, 1/25/2047(b)	563,615
120,511	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.919%, 4/25/2047(b)	107,429
436,336	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.123%, 8/25/2046(b)	271,871

		9,964,739

	ABS Other — 0.4%
350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	349,665
260,819	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	281,764

		631,429

	Aerospace & Defense — 1.2%
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,252,500
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	827,697

		2,080,197

	Airlines — 0.4%
345,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	351,038
6,613	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	6,844
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	210,849
168,101	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	172,085

		740,816

	Automotive — 1.4%
1,805,000	General Motors Co., 4.875%, 10/02/2023, 144A	1,764,387
635,000	General Motors Co., 6.250%, 10/02/2043, 144A	625,475

		2,389,862

	Banking — 2.7%
2,100,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	876,461
375,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	733,655
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	771,702
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	900,359

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
65,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(n)	$67,051
740,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(n)	781,166
250,000	Societe General S.A., (fixed rate to 9/04/2019, variable rate thereafter), 9.375%, (EUR)(n)	388,099

		4,518,493

	Building Materials — 1.9%
296,000	CPG Merger Sub LLC, 8.000%, 10/01/2021, 144A	300,810
1,280,000	HD Supply, Inc., 7.500%, 7/15/2020, 144A	1,326,400
50,000	Masco Corp., 6.500%, 8/15/2032	49,625
345,000	Masco Corp., 7.750%, 8/01/2029	381,055
1,000,000	Odebrecht Finance Ltd., 4.375%, 4/25/2025, 144A	867,500
900,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	336,947

		3,262,337

	Chemicals — 3.3%
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,343,900
850,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	879,750
601,350	Reichhold Industries, Inc., 9.000% (11.000% PIK), 5/08/2017, 144A(d)(e)	463,040
635,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	649,287
1,600,000	Tronox Finance LLC, 6.375%, 8/15/2020	1,584,000
600,000	U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375%, 5/01/2021, 144A	627,000

		5,546,977

	Collateralized Mortgage Obligations — 0.0%
78,305	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.875%, 1/25/2036(b)	73,614

	Commercial Mortgage-Backed Securities — 1.4%
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	1,652,075
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	125,637
525,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.760%, 4/12/2049(b)	557,389

		2,335,101

	Consumer Cyclical Services — 0.9%
615,000	ServiceMaster Co. (The), 7.000%, 8/15/2020	581,175
1,095,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	876,000

		1,457,175

	Consumer Products — 1.1%
2,040,000	Visant Corp., 10.000%, 10/01/2017	1,897,200

	Electric — 1.0%
15,993	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	16,872
617,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	624,289
819,294	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(d)	540,734

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Electric — continued
$455,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020	$479,457

		1,661,352

	Entertainment — 0.1%
151,000	DreamWorks Animation SKG, Inc., 6.875%, 8/15/2020, 144A	156,663

	Environmental — 0.2%
255,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020, 144A	269,025

	Food & Beverage — 0.5%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	643,640
600,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	237,558

		881,198

	Gaming — 0.5%
740,000	MGM Resorts International, 6.750%, 10/01/2020	777,000

	Healthcare — 2.4%
465,000	DaVita HealthCare Partners, Inc., 5.750%, 8/15/2022	459,769
170,000	HCA, Inc., 7.050%, 12/01/2027	162,775
640,000	HCA, Inc., 7.500%, 12/15/2023	652,800
470,000	HCA, Inc., 7.690%, 6/15/2025	481,163
480,000	HCA, Inc., 8.360%, 4/15/2024	516,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	832,300
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	504,700
635,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	538,162

		4,147,669

	Home Construction — 4.4%
845,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	887,250
1,200,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A(f)	168,000
1,625,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A(g)	390,000
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	660,000
500,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	541,250
1,210,000	KB Home, 7.250%, 6/15/2018	1,302,262
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035(h)	2,696,100
495,000	Pulte Group, Inc., 6.375%, 5/15/2033	441,788
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	78,750
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(g)	34,000
1,100,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(g)	187,000

		7,386,400

	Independent Energy — 2.6%
1,140,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	815,100
115,000	Halcon Resources Corp., 8.875%, 5/15/2021	117,875
10,000	Halcon Resources Corp., 9.250%, 2/15/2022, 144A	10,400
685,000	Halcon Resources Corp., 9.750%, 7/15/2020	724,387
220,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	215,600
4,400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(f)	704,000
1,000,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	160,000
810,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	818,100

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$200,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	$198,000
675,000	SandRidge Energy, Inc., 8.125%, 10/15/2022	681,750

		4,445,212

	Local Authorities — 0.8%
1,085,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	1,294,803

	Lodging — 0.1%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	189,900

	Media Cable — 0.8%
685,000	Nara Cable Funding II Ltd., 8.500%, 3/01/2020, 144A, (EUR)	1,051,808
200,000	Numericable Finance & Co. SCA, 8.750%, 2/15/2019, 144A, (EUR)	305,744

		1,357,552

	Media Non-Cable — 1.3%
335,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	314,062
1,230,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	1,208,475
50,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	51,875
335,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	346,725
230,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	242,650

		2,163,787

	Metals & Mining — 4.4%
2,395,000	ArcelorMittal, 7.250%, 3/01/2041	2,191,425
985,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	898,813
495,000	Barrick Gold Corp., 3.850%, 4/01/2022	437,774
515,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	486,675
780,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	612,300
660,000	Inmet Mining Corp., 7.500%, 6/01/2021, 144A	676,500
200,000	Murray Energy Corp., 8.625%, 6/15/2021, 144A	200,500
2,375,000	United States Steel Corp., 6.650%, 6/01/2037	1,941,562

		7,445,549

	Non-Captive Consumer — 2.2%
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	542,700
1,230,000	SLM Corp., 5.500%, 1/25/2023	1,126,171
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	1,151,625
445,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	462,800
445,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	465,025

		3,748,321

	Non-Captive Diversified — 0.7%
65,000	CIT Group, Inc., 5.000%, 8/15/2022	63,538
70,000	CIT Group, Inc., 5.000%, 8/01/2023	67,772
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	612,056
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	444,787

		1,188,153

	Oil Field Services — 1.9%
730,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	706,275

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — continued
$1,745,000	Edgen Murray Corp., 8.750%, 11/01/2020, 144A	$1,771,175
113,000	Hercules Offshore, Inc., 7.500%, 10/01/2021, 144A	113,000
655,000	Hercules Offshore, Inc., 8.750%, 7/15/2021, 144A	694,300

		3,284,750

	Packaging — 0.4%
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	698,375

	Pharmaceuticals — 1.4%
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,601,600
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	564,450
145,000	VPII Escrow Corp., 6.750%, 8/15/2018, 144A	155,150
70,000	VPII Escrow Corp., 7.500%, 7/15/2021, 144A	75,425

		2,396,625

	Property & Casualty Insurance — 0.5%
786,000	Hockey Merger Sub 2, Inc., 7.875%, 10/01/2021, 144A	786,983

	Retailers — 1.2%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	40,400
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	471,975
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	219,350
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	38,850
1,440,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,242,000

		2,012,575

	Sovereigns — 0.8%
1,050,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	428,044
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,012,668

		1,440,712

	Supermarkets — 1.0%
205,000	New Albertson’s, Inc., 7.450%, 8/01/2029	164,513
1,135,000	New Albertson’s, Inc., 7.750%, 6/15/2026	925,025
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	673,200

		1,762,738

	Supranational — 0.5%
2,000,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	901,412

	Technology — 3.1%
2,500,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,112,500
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,611,550
450,000	First Data Corp., 10.625%, 6/15/2021, 144A	456,750
960,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	1,010,400

		5,191,200

	Textile — 1.3%
2,605,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,018,875
175,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	178,937

		2,197,812

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.1%
$275,000	APL Ltd., 8.000%, 1/15/2024(e)	$257,180

	Treasuries — 9.3%
65,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	87,874
60,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	84,225
395,000	Italy Buoni Poliennali Del Tesoro, 5.500%, 11/01/2022, (EUR)	577,126
55,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	81,162
56,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	493,422
184,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	1,848,821
229,000(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	2,018,468
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	247,474
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)(h)	3,100,597
850,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	958,198
1,525,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	1,790,768
2,525,000	Spain Government Bond, 4.650%, 7/30/2025, (EUR)(h)	3,469,677
20,391,050	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	994,354

		15,752,166

	Wireless — 2.8%
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	429,115
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	252,000
4,501,000	Sprint Capital Corp., 6.875%, 11/15/2028(h)	4,017,142
70,000	Sprint Capital Corp., 8.750%, 3/15/2032	71,138

		4,769,395

	Wirelines — 5.6%
332,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(i)	310,420
2,590,000	CenturyLink, Inc., 7.650%, 3/15/2042	2,305,100
1,145,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,021,912
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	118,300
650,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	686,562
300,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	405,855
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	26,754
735,000	Frontier Communications Corp., 9.000%, 8/15/2031	720,300
605,000	Level 3 Communications, Inc., 8.875%, 6/01/2019	647,350
1,090,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	1,100,900
350,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	417,625
420,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	345,430
85,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	73,008
35,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	32,521
85,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	81,815
1,125,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,194,072

		9,487,924

	Total Non-Convertible Bonds (Identified Cost $126,497,719)	122,950,371

Convertible Bonds — 11.7%
	Automotive — 0.6%
530,000	Ford Motor Co., 4.250%, 11/15/2016	1,047,081

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Construction Machinery — 1.5%
$640,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	$930,000
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,607,390

		2,537,390

	Healthcare — 0.2%
255,000	Hologic, Inc., Series 2010, (accretes to principal after 12/15/2016), 2.000%, 12/15/2037(i)	286,875

	Home Construction — 2.1%
565,000	KB Home, 1.375%, 2/01/2019	573,828
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	90,300
530,000	Lennar Corp., 2.750%, 12/15/2020, 144A	898,350
530,000	Lennar Corp., 3.250%, 11/15/2021, 144A	879,800
925,000	Standard Pacific Corp., 1.250%, 8/01/2032	1,141,219

		3,583,497

	Independent Energy — 0.8%
800,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	786,000
550,000	Cobalt International Energy, Inc., 2.625%, 12/01/2019	581,625

		1,367,625

	Metals & Mining — 1.0%
1,235,000	Peabody Energy Corp., 4.750%, 12/15/2066	991,088
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	180,056
440,000	United States Steel Corp., 2.750%, 4/01/2019	487,025

		1,658,169

	Non-Captive Diversified — 0.1%
155,000	Jefferies Group LLC, 3.875%, 11/01/2029	162,459

	Oil Field Services — 0.2%
200,000	Hornbeck Offshore Services, Inc., 1.500%, 9/01/2019	258,500

	Pharmaceuticals — 1.0%
315,000	Gilead Sciences, Inc., Series D, 1.625%, 5/01/2016	872,156
285,000	Mylan, Inc., 3.750%, 9/15/2015	825,966

		1,698,122

	REITs – Mortgage — 0.6%
310,000	iStar Financial, Inc., 3.000%, 11/15/2016	386,531
630,000	Redwood Trust, Inc., 4.625%, 4/15/2018	663,863

		1,050,394

	Retailers — 0.5%
658,000	priceline.com, Inc., 0.350%, 6/15/2020, 144A	688,844
85,000	priceline.com, Inc., 1.000%, 3/15/2018	109,225

		798,069

	Technology — 3.1%
1,355,000	Ciena Corp., 0.875%, 6/15/2017	1,379,559
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	213,603
390,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	731,006
1,185,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	2,266,313
80,000	SanDisk Corp., 1.500%, 8/15/2017	105,800

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$355,000	Xilinx, Inc., 2.625%, 6/15/2017	$575,988

		5,272,269

	Wirelines — 0.0%
379,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(e)(i)(j)(k)	43,333

	Total Convertible Bonds (Identified Cost $15,905,075)	19,763,783

	Total Bonds and Notes (Identified Cost $142,402,794)	142,714,154

Senior Loans — 1.9%
	Automotive — 0.3%
472,625	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	477,058

	Consumer Products — 0.0%
9,896	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	9,580

	Healthcare — 0.3%
428,925	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(b)	431,777

	Media Non-Cable — 0.1%
264,392	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	204,639

	Oil Field Services — 0.3%
568,257	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	556,608

	Other Utility — 0.2%
30,000	Power Team Services LLC, Delayed Draw Term Loan, 3.250%, 5/06/2020(m)	29,512
234,413	Power Team Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	230,603
95,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	94,763

		354,878

	Wirelines — 0.7%
1,243,750	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	1,251,698
25,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	25,605

		1,277,303

	Total Senior Loans (Identified Cost $3,351,594)	3,311,843

Shares
Preferred Stocks — 5.7%
Convertible Preferred Stocks — 3.6%
	Automotive — 1.2%
39,522	General Motors Co., Series B, 4.750%(h)	1,982,028

	Independent Energy — 0.3%
390	Chesapeake Energy Corp., 5.000%	36,231
245	Chesapeake Energy Corp., Series A, 5.750%, 144A	270,265

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Independent Energy — continued
2,521	SandRidge Energy, Inc., 7.000%	$251,470

		557,966

	Metals & Mining — 0.9%
21,500	ArcelorMittal, 6.000%	462,035
54,082	Cliffs Natural Resources, Inc., 7.000%	1,069,201

		1,531,236

	Non-Captive Diversified — 0.1%
94	Bank of America Corp., Series L, 7.250%	101,520

	Pipelines — 0.7%
20,675	El Paso Energy Capital Trust I, 4.750%	1,160,488

	REITs – Diversified — 0.2%
6,611	Weyerhaeuser Co., Series A, 6.375%	350,251

	REITs – Mortgage — 0.2%
8,025	iStar Financial, Inc., Series J, 4.500%	444,425

	Total Convertible Preferred Stocks (Identified Cost $5,757,904)	6,127,914

Non-Convertible Preferred Stocks — 2.1%
	Banking — 1.8%
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	2,109,862
965	Ally Financial, Inc., Series G, 7.000%, 144A	922,058

		3,031,920

	Non-Captive Diversified — 0.3%
12,925	iStar Financial, Inc., Series E, 7.875%	305,288
7,500	iStar Financial, Inc., Series F, 7.800%	175,725
550	iStar Financial, Inc., Series G, 7.650%	12,650

		493,663

	Total Non-Convertible Preferred Stocks (Identified Cost $3,279,861)	3,525,583

	Total Preferred Stocks (Identified Cost $9,037,765)	9,653,497

Common Stocks — 2.4%
	Automobiles — 0.5%
53,720	Ford Motor Co.	906,256

	Chemicals — 0.1%
1,087	Ashland, Inc.	100,526

	Diversified Telecommunication Services — 0.0%
68	FairPoint Communications, Inc.(f)	649
593	Hawaiian Telcom Holdco, Inc.(f)	15,774

		16,423

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Gas Utilities — 0.7%
17,600	National Fuel Gas Co.	$1,210,176

	Household Durables — 0.5%
46,500	KB Home	837,930

	Oil, Gas & Consumable Fuels — 0.3%
14,882	Kinder Morgan, Inc.	529,353

	Pharmaceuticals — 0.2%
6,875	Merck & Co., Inc.	327,319

	Trading Companies & Distributors — 0.1%
2,696	United Rentals, Inc.(f)	157,150

	Total Common Stocks (Identified Cost $2,778,432)	4,085,133

Warrants — 0.1%
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(e)(f)(j)	—
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(f)	111,885

	Total Warrants (Identified Cost $29,892)	111,885

Principal Amount (‡)
Short-Term Investments — 4.4%
$14,071	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $14,071 on 10/01/2013 collateralized by $20,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $18,584 including accrued interest (Note 2 of Notes to Financial Statements)	14,071
7,123,593	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $7,123,593 on 10/01/2013 collateralized by $7,090,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $7,267,250 including accrued interest (Note 2 of Notes to Financial Statements)	7,123,593
420,000	U.S. Treasury Bill, 0.071%, 01/30/2014(l)	419,989

	Total Short-Term Investments (Identified Cost $7,557,564)	7,557,653

	Total Investments — 98.7% (Identified Cost $165,158,041)(a)	167,434,165
	Other assets less liabilities — 1.3%	2,144,991

	Net Assets — 100.0%	$169,579,156

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $165,964,509 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,648,394
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,178,738)

	Net unrealized appreciation	$1,469,656

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	The issuer is making partial payments with respect to principal.
(d)

Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer paid out 100% of the interest payments in-kind.

(e)	Illiquid security. At September 30, 2013, the value of these securities amounted to $763,553 or 0.5% of net assets.
(f)	Non-income producing security.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $43,333 or less than 0.1% of net assets.
(k)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(l)	A portion of this security has been pledged as initial margin for open futures contracts.
(m)	Unfunded loan commitment. Represents a contractual obligation for future funding at the option of the Borrower. The fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.
(n)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $41,394,061 or 24.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
PHP	Philippine Peso
USD	U.S. Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2013

Loomis Sayles High Income Fund – (continued)

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy	10/31/2013	Euro	1,530,000	$2,070,009	$42,038
Sell	10/31/2013	Euro	10,230,000	13,840,649	(314,769)

Total					$(272,731)

1 Counterparty is Barclays Bank PLC.

At September 30, 2013, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2013	7	$933,625	$(11,224)

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	9.3%
Home Construction	6.5
Wirelines	6.3
Metals & Mining	6.3
Technology	6.2
ABS Home Equity	5.9
Banking	4.5
Independent Energy	3.7
Automotive	3.5
Chemicals	3.4
Healthcare	2.9
Wireless	2.8
Pharmaceuticals	2.6
Oil Field Services	2.4
Non-Captive Consumer	2.2
Other Investments, less than 2% each	25.8
Short-Term Investments	4.4

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 97.1% of Net Assets
Non-Convertible Bonds — 96.9%
	Australia — 1.3%
185,000	New South Wales Treasury Corp., 6.000%, 5/01/2020, (AUD)	$192,212

	Belgium — 3.3%
100,000	Anheuser-Busch InBev NV, EMTN, 1.250%, 3/24/2017, (EUR)	136,330
130,000	Belgium Government Bond, 2.250%, 6/22/2023, (EUR)	170,967
120,000	Belgium Government Bond, 8.000%, 3/28/2015, (EUR)	180,817

		488,114

	Brazil — 1.0%
350,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	142,681

	Canada — 2.2%
100,000	Ford Auto Securitization Trust, Series 2013-R1A, Class A2, 1.676%, 9/15/2016, 144A, (CAD)	97,242
90,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)(b)	130,741
95,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	101,397

		329,380

	Finland — 3.4%
120,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)	155,199
220,000	Finland Government Bond, 4.000%, 7/04/2025, 144A, (EUR)(b)	349,590

		504,789

	France — 4.5%
50,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	71,187
100,000	Bouygues S.A., 3.641%, 10/29/2019, (EUR)	146,310
320,000	French Treasury Note BTAN, 1.750%, 2/25/2017, (EUR)	447,761

		665,258

	Germany — 7.5%
275,000	Bundesrepublik Deutschland, 1.750%, 7/04/2022, (EUR)(b)	378,358
30,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	46,177
450,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)(b)	694,743

		1,119,278

	Ireland — 1.2%
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)	182,600

	Italy — 7.1%
50,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	81,052
290,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)(b)	346,997
400,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	571,606
45,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	66,025

		1,065,680

	Japan — 25.0%
80,000,000	Japan Finance Organization for Municipalities, 1.900%, 6/22/2018, (JPY)	879,007
43,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	439,431

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Japan — continued
78,900,000	Japan Government Ten Year Bond, 1.700%, 12/20/2016, (JPY)	$842,618
40,500,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)(b)	436,715
26,000,000	Japan Government Thirty Year Bond, 2.000%, 9/20/2040, (JPY)	282,582
76,000,000	Japan Government Twenty Year Bond, 1.900%, 12/20/2028, (JPY)	850,986

		3,731,339

	Jersey — 1.0%
100,000	Heathrow Funding Ltd., 4.375%, 1/25/2019, (EUR)	148,437

	Korea — 1.4%
1,000,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)	161,261
2,300,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	54,436

		215,697

	Luxembourg — 0.3%
50,000	ArcelorMittal, 6.000%, 3/01/2021	51,250

	Malaysia — 1.2%
580,000	Malaysia Government Bond, 3.314%, 10/31/2017, (MYR)	176,588

	Mexico — 3.5%
65,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	523,388

	Netherlands — 3.1%
50,000	BMW Finance NV, 2.375%, 1/24/2023, (EUR)	67,434
55,000	Netherlands Government Bond, 2.250%, 7/15/2022, 144A, (EUR)	76,068
135,000	Netherlands Government Bond, 4.500%, 7/15/2017, 144A, (EUR)	207,828
75,000	Volkswagen International Finance NV, EMTN, 1.875%, 5/15/2017, (EUR)	104,061

		455,391

	New Zealand — 0.9%
155,000	New Zealand Government Bond, 6.000%, 4/15/2015, (NZD)	134,437

	Norway — 2.0%
10,000	Eksportfinans ASA, 2.000%, 9/15/2015	9,750
1,590,000	Norway Government Bond, 4.250%, 5/19/2017, (NOK)	285,464

		295,214

	Philippines — 0.8%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	123,737

	Poland — 2.0%
400,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	132,987
150,000	Poland Government International Bond, EMTN, 2.625%, 5/12/2015, (CHF)(b)	171,438

		304,425

	Spain — 2.6%
50,000	Iberdrola Finanzas SAU, EMTN, 6.000%, 7/01/2022, (GBP)	88,130
35,000	Spain Government Bond, 4.200%, 1/31/2037, (EUR)	41,934
125,000	Spain Government Bond, 4.300%, 10/31/2019, (EUR)	176,480
75,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	76,797

		383,341

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — 7.1%
90,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	$154,113
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	94,331
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	194,540
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	92,232
100,000	FCE Bank PLC, EMTN, 4.825%, 2/15/2017, (GBP)	175,088
40,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)(b)	66,394
70,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)(b)	128,636
40,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	79,399
40,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)(b)	78,506

		1,063,239

	United States — 14.5%
25,000	Ally Financial, Inc., 3.500%, 7/18/2016	25,250
35,000	Ally Financial, Inc., 4.750%, 9/10/2018	34,844
130,000	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C, 2.380%, 6/10/2019	129,199
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	137,082
50,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.710%, 8/17/2017, (EUR)(c)	67,313
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	90,834
45,000	Continental Resources, Inc., 4.500%, 4/15/2023	44,156
45,000	HCA, Inc., 8.360%, 4/15/2024	48,375
150,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)(b)	220,783
50,000	International Lease Finance Corp., 5.875%, 8/15/2022	49,250
45,000	iStar Financial, Inc., 3.875%, 7/01/2016	45,113
50,000	JPMorgan Chase & Co., EMTN, REGS, 3.875%, 9/23/2020, (EUR)	74,470
50,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	68,525
50,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	72,378
15,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	24,389
50,000	Pfizer, Inc., 4.550%, 5/15/2017, (EUR)	76,071
75,000	Sprint Communications, Inc., 6.000%, 11/15/2022	69,000
450,000	U.S. Treasury Note, 0.125%, 7/31/2014	450,105
25,000	U.S. Treasury Note, 0.250%, 11/30/2013(d)	25,008
45,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	45,788
45,000	US Airways Pass Through Trust, Series 2013-1, Class 1A, 3.950%, 5/15/2027	41,625
17,000	Verizon Communications, Inc., 2.500%, 9/15/2016	17,522
24,000	Verizon Communications, Inc., 6.400%, 9/15/2033	26,652
25,000	Verizon Communications, Inc., 6.550%, 9/15/2043	28,223
100,000	Wells Fargo & Co., 4.125%, 11/03/2016, (EUR)	147,640
30,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	30,075
50,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	70,348

		2,160,018

	Total Non-Convertible Bonds (Identified Cost $15,150,432)	14,456,493

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 0.2%
	United States — 0.2%
$20,000	Intel Corp., 2.950%, 12/15/2035 (Identified Cost $20,907)	$21,650

	Total Bonds and Notes (Identified Cost $15,171,339)	14,478,143

Shares
Preferred Stocks — 0.4%
	United States — 0.4%
449	Dominion Resources, Inc., Series A, 6.125%	23,950
305	Dominion Resources, Inc., Series B, 6.000%	16,302
326	iStar Financial, Inc., Series J, 4.500%	18,054

	Total Preferred Stocks (Identified Cost $54,870)	58,306

Principal Amount (‡)
Short-Term Investments — 1.7%
$259,970	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $ 259,970 on 10/01/2013 collateralized by $265,000 U.S. Treasury Note, 0.375% due 11/15/2015 valued at $265,373 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $259,970)	259,970

	Total Investments — 99.2% (Identified Cost $15,486,179)(a)	14,796,419
	Other assets less liabilities — 0.8%	116,150

	Net Assets — 100.0%	$14,912,569

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized depreciation on investments based on a cost of $15,680,469 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$259,187
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,143,237)

	Net unrealized depreciation	$(884,050)

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(d)	All of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $1,101,624 or 7.4% of net assets.
EMTN	Euro Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	10/02/2013	Brazilian Real	330,000	$148,897	$1,312
Sell[1]	10/02/2013	Brazilian Real	330,000	148,897	(9,312)
Sell[1]	11/04/2013	Brazilian Real	330,000	147,737	(1,233)
Buy[3]	12/18/2013	Canadian Dollar	515,694	499,685	4,348
Buy[1]	12/18/2013	Euro	215,000	290,921	5,670
Sell[1]	12/23/2013	Philippine Peso	900,000	20,667	181
Buy[2]	12/11/2013	South Korean Won	104,700,000	96,997	2,271
Buy[1]	12/11/2013	South Korean Won	575,000,000	532,693	11,860
Sell[2]	12/11/2013	South Korean Won	104,700,000	96,996	(1,021)
Buy[1]	12/24/2013	Thai Baht	4,300,000	136,793	(1,169)
Sell[1]	12/24/2013	Thai Baht	4,300,000	136,793	(1,743)
Buy[2]	12/17/2013	Turkish Lira	224,000	109,394	(2,149)
Sell[2]	12/17/2013	Turkish Lira	224,000	109,394	190

Total					$9,205

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

At September 30, 2013, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
10/03/2013	Japanese Yen	11,104,440	Thai Baht[2]	3,700,000	$5,308
10/03/2013	Japanese Yen	4,813,984	Singapore Dollar[1]	62,000	445
12/04/2013	Japanese Yen	8,430,870	Malaysian Ringgit[2]	285,000	1,281
12/04/2013	Malaysian Ringgit	905,000	Japanese Yen[2]	26,432,063	(7,525)
10/03/2013	Singapore Dollar	62,000	Japanese Yen[1]	4,874,260	168
12/24/2013	South Korean Won	187,000,000	Japanese Yen[2]	16,958,682	(479)
12/24/2013	South Korean Won	32,000,000	Japanese Yen[2]	2,938,745	292
10/03/2013	Thai Baht	3,700,000	Japanese Yen[2]	11,877,370	2,556

Total					$2,046

1 Counterparty is Barclays Bank PLC.

2 Counterparty is Credit Suisse International.

3 Counterparty is UBS AG.

At September 30, 2013, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
German Euro BOBL	12/06/2013	5	$841,744	$13,655

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	59.7%
Government Guaranteed	5.9
Banking	4.0
Media Non-Cable	2.4
Automotive	2.4
Wirelines	2.3
Local Authorities	2.2
Sovereigns	2.1
Other Investments, less than 2% each	16.5
Short-Term Investments	1.7

Total Investments	99.2
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles International Bond Fund – (continued)

Currency Exposure Summary at September 30, 2013 (Unaudited)

Euro	37.9%
Japanese Yen	25.0
United States Dollar	10.7
British Pound	10.3
Mexican Peso	3.5
Other, less than 2% each	11.8

Total Investments	99.2
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.7% of Net Assets
	ABS Car Loan — 2.4%
$2,200,000	Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 2.100%, 3/20/2019, 144A	$2,194,049
910,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	912,724
1,275,000	Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A, 1.210%, 10/15/2020, 144A	1,274,634
1,653,436	First Investors Auto Owner Trust, Series 2012-2A, Class A2, 1.470%, 5/15/2018, 144A	1,663,311
787,370	First Investors Auto Owner Trust, Series 2013-1A, Class A2, 0.900%, 10/15/2018, 144A	784,372
1,526,885	Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.090%, 2/15/2018, 144A	1,529,136
2,000,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class A3, 1.110%, 12/15/2017	2,003,204
392,110	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 6/15/2016, 144A	393,171
2,697,462	Tidewater Auto Receivables Trust, Series 2012-AA, Class A2, 1.210%, 8/15/2015, 144A	2,696,992
3,000,000	Tidewater Auto Receivables Trust, Series 2012-AA, Class A3, 1.990%, 4/15/2019, 144A	3,009,462

		16,461,055

	ABS Credit Card — 1.0%
3,220,000	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A, 1.760%, 9/15/2022	3,082,397
3,400,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	3,504,842

		6,587,239

	ABS Home Equity — 0.1%
347,840	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	355,395
230,755	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 6.200%, 1/25/2028(b)	236,703

		592,098

	ABS Other — 0.6%
3,000,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.540%, 9/15/2019	2,963,874
1,250,000	CCG Receivables Trust, Series 2013-1, Class A2, 1.050%, 8/14/2020, 144A	1,250,029

		4,213,903

	ABS Student Loan — 0.2%
1,332,312	Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1, 0.780%, 9/20/2022(b)	1,336,443

	Collateralized Mortgage Obligations — 34.3%
209,414	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.740%, 5/15/2023(b)	217,037
138,447	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.890%, 8/15/2023(b)	144,069

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$494,681	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	$554,394
847,785	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.582%, 11/15/2032(b)	848,426
3,804,878	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,074,587
5,851,004	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	6,174,348
3,631,000	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	4,025,000
3,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,829,835
6,238,638	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034	6,522,383
9,502,333	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	10,416,913
4,014,850	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 4.733%, 6/15/2048(b)	4,304,376
5,019,863	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.642%, 12/15/2036(b)	5,352,746
390,100	Federal Home Loan Mortgage Corp., REMIC, Series 3802, Class BA, 4.500%, 11/15/2028	406,708
157,734	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 2.120%, 9/25/2022(b)	165,061
131,424	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 2.070%, 4/25/2024(b)	137,385
3,110,293	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034	3,263,182
2,323,070	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	2,576,842
5,491,175	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.057%, 8/25/2038(b)	5,449,348
116,870	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 2.140%, 4/25/2023(b)	121,889
2,057,636	FHLMC, 2.715%, 3/01/2038(b)	2,194,478
1,183,924	FHLMC, 2.823%, 12/01/2034(b)	1,261,889
1,628,906	FHLMC, 5.181%, 11/01/2038(b)	1,729,023
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,541,164
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,567,226
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,658,135
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	714,522
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,624,115

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$7,910,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$7,913,251
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	33,444,141
16,343,859	FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A, 0.529%, 4/25/2019(b)	16,349,089
7,192,381	FNMA, 2.217%, 9/01/2037(b)	7,613,879
1,903,508	FNMA, 2.270%, 9/01/2036(b)	2,017,989
5,222,685	FNMA, 2.314%, 11/01/2033(b)	5,488,912
599,924	FNMA, 2.424%, 8/01/2035(b)	639,230
2,533,024	FNMA, 2.530%, 4/01/2037(b)	2,687,981
5,804,229	FNMA, 2.587%, 7/01/2037(b)	6,200,562
1,141,332	FNMA, 2.596%, 10/01/2033(b)	1,211,082
2,727,553	FNMA, 4.738%, 8/01/2038(b)	2,931,376
857,804	Government National Mortgage Association, Series 1998-19, Class ZB, 6.500%, 7/20/2028	984,356
3,772,942	Government National Mortgage Association, Series 2012-124, Class HT, 7.214%, 7/20/2032(b)	4,354,639
8,322,427	Government National Mortgage Association, Series 2012-H29, Class HF, 0.686%, 10/20/2062(b)	8,264,836
13,260,000	Government National Mortgage Association, Series 2013-52, Class KX, 4.914%, 8/16/2051(b)	15,008,145
7,988,727	Government National Mortgage Association, Series 2013-H02, Class GF, 0.686%, 12/20/2062(b)	7,939,500
5,108,432	Government National Mortgage Association, Series 2013-H10, Class FA, 0.586%, 3/20/2063(b)	5,044,300
15,330,000	Government National Mortgage Association, Series 2013-H22, Class FT, 0.770%, 4/20/2063(b)	15,279,698
781,103	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.524%, 12/07/2020(b)	781,931
1,603,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,665,052
1,481,910	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.624%, 10/07/2020(b)	1,490,401
5,625,654	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.734%, 12/08/2020(b)	5,653,782
124,116	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 0.734%, 12/08/2020(b)	125,280

		234,964,493

	Commercial Mortgage-Backed Securities — 15.1%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.793%, 4/10/2049(b)	1,992,361
375,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	410,837
1,445,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,584,165
3,490,000	CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class A2, 1.282%, 5/15/2030, 144A(b)	3,488,178
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.336%, 12/10/2049(b)	1,675,169
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,537,980

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Commercial Mortgage-Backed Securities — continued
$1,139,501	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047	$1,267,811
1,135,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,104,554
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,908,117
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,885,589
3,000,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.252%, 2/15/2041(b)	3,398,481
1,000,000	Del Coronado Trust, Series 2013-HDC, Class A, 0.983%, 3/15/2026, 144A(b)	998,187
1,200,000	Extended Stay America Trust, Series 2013-ESFL, Class A2FL, 0.882%, 12/05/2031, 144A(b)	1,193,591
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,532,300
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,736,242
6,840,000	GS Mortgage Securities Corp. II, Series 2013-KYO, Class A, 1.032%, 11/08/2029, 144A(b)	6,776,894
295,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/2043	322,368
2,785,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,076,645
5,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,525,930
3,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class A, 0.962%, 4/15/2030, 144A(b)	3,464,394
1,659,972	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	1,826,034
3,039,101	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	3,400,298
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,286,259
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,925,949
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,596,010
3,620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2, 3.085%, 8/15/2046	3,758,418
3,485,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.760%, 4/12/2049(b)	3,771,042
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.107%, 6/11/2049(b)	1,680,294
2,622,562	Motel 6 Trust, Series 2012-MTL6, Class A1, 1.500%, 10/05/2025, 144A	2,602,339
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,841,598
3,775,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	4,176,426
1,450,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class A2, 2.900%, 8/15/2046	1,489,701

		103,234,161

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — 19.3%
$2,166,788	FHLMC, 2.204%, 6/01/2037(b)	$2,287,391
6,948,454	FHLMC, 2.211%, 5/01/2037(b)	7,359,092
2,422,734	FHLMC, 2.295%, 4/01/2036(b)	2,566,223
3,960,038	FHLMC, 2.345%, 7/01/2033(b)	4,198,899
2,987,614	FHLMC, 2.378%, 3/01/2036(b)	3,160,814
989,313	FHLMC, 2.385%, 2/01/2035(b)	1,052,005
6,586,699	FHLMC, 2.409%, 2/01/2036(b)	6,989,788
2,087,445	FHLMC, 2.412%, 4/01/2035(b)	2,228,306
3,082,265	FHLMC, 2.424%, 2/01/2036(b)	3,255,138
3,392,060	FHLMC, 2.476%, 11/01/2036(b)	3,613,038
1,125,904	FHLMC, 2.725%, 4/01/2037(b)	1,202,765
3,475,926	FHLMC, 2.741%, 4/01/2037(b)	3,698,677
4,694,932	FHLMC, 2.899%, 9/01/2035(b)	4,955,620
1,414,000	FHLMC, 3.158%, 11/01/2038(b)	1,506,440
545,148	FHLMC, 4.072%, 9/01/2038(b)	574,790
3,357,931	FHLMC, 4.897%, 9/01/2038(b)	3,541,797
308,001	FHLMC, 5.251%, 12/01/2037(b)	331,415
877,930	FHLMC, 5.412%, 3/01/2037(b)	930,964
296,079	FNMA, 1.909%, 2/01/2037(b)	313,787
3,726,162	FNMA, 1.997%, 7/01/2035(b)	3,946,603
1,150,811	FNMA, 2.306%, 9/01/2034(b)	1,222,610
850,818	FNMA, 2.310%, 12/01/2034(b)	899,244
722,330	FNMA, 2.314%, 4/01/2033(b)	765,761
2,633,772	FNMA, 2.330%, 4/01/2034(b)	2,788,703
2,999,421	FNMA, 2.341%, 6/01/2036(b)	3,178,000
4,398,853	FNMA, 2.347%, 8/01/2035(b)	4,619,111
10,073,532	FNMA, 2.356%, 10/01/2034(b)	10,713,673
1,935,981	FNMA, 2.356%, 1/01/2036(b)	2,044,132
7,857,127	FNMA, 2.384%, 4/01/2034(b)	8,348,535
5,401,407	FNMA, 2.405%, 6/01/2037(b)	5,748,506
2,445,719	FNMA, 2.412%, 6/01/2033(b)	2,560,453
1,505,028	FNMA, 2.419%, 8/01/2034(b)	1,619,423
3,435,869	FNMA, 2.492%, 10/01/2033(b)	3,650,779
729,015	FNMA, 2.552%, 8/01/2033(b)	776,990
3,008,531	FNMA, 2.557%, 4/01/2037(b)	3,189,999
685,486	FNMA, 2.647%, 8/01/2036(b)	733,149
6,492,040	FNMA, 2.673%, 3/01/2037(b)	6,895,166
2,080,440	FNMA, 2.679%, 5/01/2035(b)	2,231,455
2,041,883	FNMA, 2.695%, 2/01/2047(b)	2,173,840
3,511,442	FNMA, 3.223%, 6/01/2035(b)	3,725,837
6,587,814	FNMA, 5.754%, 9/01/2037(b)	7,055,779

		132,654,697

	Mortgage Related — 25.5%
9,796,632	FHLMC, 2.388%, 3/01/2037(b)	10,383,060
2,652,998	FHLMC, 2.409%, 9/01/2038(b)	2,813,376
17,269,252	FHLMC, 3.000%, with various maturities from 2026 to 2027(c)	17,862,834
1,637,653	FHLMC, 4.000%, with various maturities from 2024 to 2042(c)	1,721,881

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$1,470,458	FHLMC, 4.500%, with various maturities from 2025 to 2034(c)	$1,555,710
692,079	FHLMC, 5.500%, 10/01/2023	746,847
57,207	FHLMC, 6.000%, 11/01/2019	62,483
1,858,391	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	2,076,776
27,574	FHLMC, 7.000%, 2/01/2016	28,648
1,428	FHLMC, 7.500%, with various maturities from 2014 to 2026(c)	1,553
2,460	FHLMC, 8.000%, 9/01/2015	2,568
2,546	FHLMC, 10.000%, 7/01/2019	2,887
40,100	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	44,404
6,923,485	FNMA, 2.343%, 4/01/2037(b)	7,306,213
5,663,088	FNMA, 2.406%, 7/01/2035(b)	5,972,738
9,006,655	FNMA, 3.000%, with various maturities from 2027 to 2042(c)	9,319,943
1,454,195	FNMA, 4.000%, with various maturities in 2019(c)	1,543,031
3,179,126	FNMA, 4.500%, 1/01/2025	3,378,757
4,888,529	FNMA, 5.000%, with various maturities from 2037 to 2038(c)	5,311,842
2,285,579	FNMA, 5.500%, with various maturities from 2018 to 2033(c)	2,478,633
4,256,965	FNMA, 6.000%, with various maturities from 2017 to 2022(c)	4,662,057
679,932	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	759,614
29,447	FNMA, 7.000%, 12/01/2022	29,537
166,863	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	190,894
10,024	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	10,475
5,712,717	GNMA, 1.963%, 2/20/2061(b)	5,936,158
4,801,226	GNMA, 2.085%, 2/20/2063(b)	5,025,577
5,379,142	GNMA, 2.355%, 3/20/2063(b)	5,719,959
3,490,776	GNMA, 2.578%, 2/20/2063(b)	3,725,524
4,856,384	GNMA, 4.479%, 2/20/2062	5,225,867
4,930,852	GNMA, 4.521%, 12/20/2061	5,401,995
2,459,153	GNMA, 4.528%, 3/20/2062	2,700,287
7,368,617	GNMA, 4.532%, 12/20/2062	8,139,972
2,580,427	GNMA, 4.560%, 3/20/2062	2,831,103
12,850,769	GNMA, 4.583%, 11/20/2062	14,184,975
1,522,464	GNMA, 4.599%, 4/20/2063	1,688,607
4,429,947	GNMA, 4.604%, 6/20/2062	4,882,418
1,536,899	GNMA, 4.616%, 8/20/2061	1,686,647
1,993,984	GNMA, 4.639%, 3/20/2062	2,195,476
8,945,554	GNMA, 4.659%, 2/20/2062	9,851,918
2,036,241	GNMA, 4.698%, 7/20/2061	2,235,061
8,817,323	GNMA, 4.700%, with various maturities in 2061(c)	9,685,315
2,000,447	GNMA, 4.717%, 3/20/2061	2,190,039
1,699,625	GNMA, 4.808%, 8/20/2062	1,875,456
969,892	GNMA, 5.167%, 4/20/2061	1,066,326
32,934	GNMA, 6.000%, 12/15/2031	36,848
140,592	GNMA, 6.500%, 5/15/2031	163,942
116,824	GNMA, 7.000%, 10/15/2028	133,130

		174,849,361

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 0.2%
$1,245,000	U.S. Treasury Note, 1.875%, 4/30/2014	$1,257,985

	Total Bonds and Notes (Identified Cost $672,076,077)	676,151,435

Short-Term Investments — 1.7%
11,602,796	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $11,602,796 on 10/01/2013 collateralized by $12,020,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $11,839,700 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,602,796)	11,602,796

	Total Investments — 100.4% (Identified Cost $683,678,873)(a)	687,754,231
	Other assets less liabilities — (0.4)%	(2,522,236)

	Net Assets — 100.0%	$685,231,995

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2013, the net unrealized appreciation on investments based on a cost of $683,694,920 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,636,690
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,577,379)

	Net unrealized appreciation	$4,059,311

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $34,231,463 or 5.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2013 (Unaudited)

Collateralized Mortgage Obligations	34.3%
Mortgage Related	25.5
Hybrid ARMs	19.3
Commercial Mortgage-Backed Securities	15.1
ABS Car Loan	2.4
Other Investments, less than 2% each	2.1
Short-Term Investments	1.7

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Statements of Assets and Liabilities

September 30, 2013

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$1,355,726,449	$165,158,041	$15,486,179	$683,678,873
Net unrealized appreciation (depreciation)	(13,480,452)	2,276,124	(689,760)	4,075,358

Investments at value	1,342,245,997	167,434,165	14,796,419	687,754,231
Due from brokers (Note 2)	—	280,000	—	—
Foreign currency at value (identified cost $0, $0, $137,430 and $0)	—	—	136,546	—
Receivable for Fund shares sold	4,448,067	1,051,012	2,544	1,388,652
Receivable from investment adviser (Note 6)	—	—	1,565	—
Receivable for securities sold	12,163	1,095,413	365,175	—
Receivable for delayed delivery securities sold (Note 2)	13,592,669	—	—	—
Dividends and interest receivable	15,672,800	2,404,800	166,886	3,304,959
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	42,038	35,882	—
Tax reclaims receivable	227,999	5,230	—	—
Receivable for variation margin on futures contracts (Note 2)	—	438	1,823	—

TOTAL ASSETS	1,376,199,695	172,313,096	15,506,840	692,447,842

LIABILITIES
Payable for securities purchased	18,347,857	1,531,727	374,452	5,114,484
Payable for delayed delivery securities purchased (Note 2)	33,726,500	—	—	—
Payable for Fund shares redeemed	6,903,081	143,535	84,251	1,125,382
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	314,769	24,631	—
Distributions payable	—	—	—	312,285
Management fees payable (Note 6)	432,911	107,001	—	231,413
Deferred Trustees’ fees (Note 6)	305,053	131,631	54,700	282,234
Administrative fees payable (Note 6)	47,467	6,058	552	24,811
Payable to distributor (Note 6d)	14,206	2,510	158	3,740
Other accounts payable and accrued expenses	145,403	496,709	55,527	121,498

TOTAL LIABILITIES	59,922,478	2,733,940	594,271	7,215,847

NET ASSETS	$1,316,277,217	$169,579,156	$14,912,569	$685,231,995

NET ASSETS CONSIST OF:
Paid-in capital	$1,332,158,662	$158,973,265	$15,467,205	$689,513,173
Undistributed (Distributions in excess of) net investment income	2,382,095	(316,940)	(67,205)	(594,519)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(4,810,603)	8,926,236	174,800	(7,762,017)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(13,452,937)	1,996,595	(662,231)	4,075,358

NET ASSETS	$1,316,277,217	$169,579,156	$14,912,569	$685,231,995

See accompanying notes to financial statements.

67  |

Statements of Assets and Liabilities (continued)

September 30, 2013

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$436,199,023	$45,790,748	$8,982,779	$355,212,046

Shares of beneficial interest	34,310,010	9,965,403	915,338	30,402,246

Net asset value and redemption price per share	$12.71	$4.59	$9.81	$11.68

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.31	$4.81	$10.27	$12.04

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,180,466	$385,262	$—	$5,930,124

Shares of beneficial interest	92,419	83,513	—	508,103

Net asset value and offering price per share	$12.77	$4.61	$—	$11.67

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$232,033,764	$15,232,940	$3,328,363	$71,962,992

Shares of beneficial interest	18,243,181	3,307,859	342,240	6,154,090

Net asset value and offering price per share	$12.72	$4.61	$9.73	$11.69

Class N shares:
Net assets	$19,247,368	$—	$—	$—

Shares of beneficial interest	1,503,208	—	—	—

Net asset value, offering and redemption price per share	$12.80	$—	$—	$—

Class Y shares:
Net assets	$627,616,596	$108,170,206	$2,601,427	$252,126,833

Shares of beneficial interest	49,031,902	23,571,512	264,909	21,512,608

Net asset value, offering and redemption price per share	$12.80	$4.59	$9.82	$11.72

See accompanying notes to financial statements.

|  68

Statements of Operations

For the Year Ended September 30, 2013

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$64,023,129	$12,810,818	$440,076	$13,737,988
Dividends	201,329	667,117	1,088	—

	64,224,458	13,477,935	441,164	13,737,988

Expenses
Management fees (Note 6)	5,998,038	1,291,330	108,272	2,916,904
Service and distribution fees (Note 6)	4,252,851	346,163	67,566	1,771,210
Administrative fees (Note 6)	695,722	95,200	7,984	307,970
Trustees’ fees and expenses (Note 6)	75,651	33,311	21,856	57,294
Transfer agent fees and expenses (Note 6)	1,242,995	241,445	19,964	476,024
Audit and tax services fees	50,111	49,644	50,363	70,543
Custodian fees and expenses	102,913	53,526	34,815	39,180
Corporate tax expenses (Note 10)	—	—	—	224,327
Legal fees	21,261	2,950	248	29,626
Registration fees	163,740	91,391	46,889	102,867
Shareholder reporting expenses	162,253	36,578	3,566	52,396
Miscellaneous expenses	43,144	16,988	9,838	23,559

Total expenses	12,808,679	2,258,526	371,361	6,071,900
Fee/expense recovery (Note 6)	—	24,894	—	14,643
Less waiver and/or expense reimbursement (Note 6)	(8,278)	—	(159,428)	(19)

Net expenses	12,800,401	2,283,420	211,933	6,086,524

Net investment income	51,424,057	11,194,515	229,231	7,651,464

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	10,029,173	10,158,421	235,643	960,423
Futures contracts	—	(1,775)	(5,412)	—
Foreign currency transactions	(24,182)	(435,456)	54,309	—
Net change in unrealized appreciation (depreciation) on:
Investments	(79,720,230)	(6,157,229)	(1,126,244)	(14,157,642)
Futures contracts	—	(11,224)	13,655	—
Foreign currency translations	(12,231)	(28,484)	(10,290)	—

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(69,727,470)	3,524,253	(838,339)	(13,197,219)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,303,413)	$14,718,768	$(609,108)	$(5,545,755)

See accompanying notes to financial statements.

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|  70

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$51,424,057	$30,039,229	$11,194,515	$8,987,512
Net realized gain on investments, futures contracts and foreign currency transactions	10,004,991	27,486,451	9,721,190	1,577,793
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(79,732,461)	52,784,145	(6,196,937)	17,666,689

Net increase (decrease) in net assets resulting from operations	(18,303,413)	110,309,825	14,718,768	28,231,994

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(22,049,388)	(13,530,505)	(4,012,237)	(4,924,736)
Class B	(57,416)	(83,437)	(24,416)	(37,943)
Class C	(9,800,300)	(6,193,213)	(826,420)	(960,754)
Class N	(139,775)	—	—	—
Class Y	(32,556,568)	(14,560,785)	(7,718,674)	(4,576,130)
Net realized capital gains
Class A	(7,656,569)	(4,420,850)	(224,929)	(5,086,896)
Class B	(28,613)	(45,406)	(1,686)	(56,566)
Class C	(4,172,024)	(2,475,931)	(52,693)	(1,334,655)
Class Y	(10,215,543)	(2,888,997)	(409,949)	(4,826,965)

Total distributions	(86,676,196)	(44,199,124)	(13,271,004)	(21,804,645)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	28,754,694	804,488,815	(56,084,432)	103,343,166

Net increase (decrease) in net assets	(76,224,915)	870,599,516	(54,636,668)	109,770,515
NET ASSETS
Beginning of the year	1,392,502,132	521,902,616	224,215,824	114,445,309

End of the year	$1,316,277,217	$1,392,502,132	$169,579,156	$224,215,824

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$2,382,095	$5,332,135	$(316,940)	$437,961

See accompanying notes to financial statements.

71  |

Statements of Changes in Net Assets (continued)

See accompanying notes to financial statements.

	International Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$229,231	$360,175	$7,651,464	$8,290,284
Net realized gain on investments, futures contracts and foreign currency transactions	284,540	453,943	960,423	4,423,642
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(1,122,879)	688,866	(14,157,642)	8,386,594

Net increase (decrease) in net assets resulting from operations	(609,108)	1,502,984	(5,545,755)	21,100,520

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(206,411)	(793,528)	(8,021,271)	(7,335,704)
Class B	—	—	(103,744)	(161,039)
Class C	(54,617)	(546,527)	(1,101,044)	(1,216,984)
Class Y	(65,554)	(354,205)	(5,835,575)	(4,276,382)
Net realized capital gains
Class A	(216,225)	(306,969)	(122,270)	(98,584)
Class B	—	—	(2,674)	(3,508)
Class C	(81,575)	(237,383)	(26,374)	(24,502)
Class Y	(62,926)	(116,763)	(83,455)	(43,423)
Paid-in capital
Class A	—	—	(57,173)	—
Class B	—	—	(955)	—
Class C	—	—	(11,573)	—
Class Y	—	—	(40,475)	—

Total distributions	(687,308)	(2,355,375)	(15,406,583)	(13,160,126)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(3,307,652)	(3,913,509)	43,978,695	149,965,713

Net increase (decrease) in net assets	(4,604,068)	(4,765,900)	23,026,357	157,906,107
NET ASSETS
Beginning of the year	19,516,637	24,282,537	662,205,638	504,299,531

End of the year	$14,912,569	$19,516,637	$685,231,995	$662,205,638

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(67,205)	$12,535	$(594,519)	$(549,210)

|  72

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
9/30/2013	$13.52	$0.44	$(0.51)	$(0.07)	$(0.55)	$(0.19)	$(0.74)
9/30/2012	12.71	0.43	1.07	1.50	(0.50)	(0.19)	(0.69)
9/30/2011	12.75	0.52	0.03 (f)	0.55	(0.59)	—	(0.59)
9/30/2010	11.91	0.54	0.91	1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)
Class B
9/30/2013	13.57	0.33	(0.50)	(0.17)	(0.44)	(0.19)	(0.63)
9/30/2012	12.75	0.34	1.07	1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.79	0.42	0.03 (f)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)
Class C
9/30/2013	13.53	0.34	(0.51)	(0.17)	(0.45)	(0.19)	(0.64)
9/30/2012	12.71	0.33	1.08	1.41	(0.40)	(0.19)	(0.59)
9/30/2011	12.76	0.42	0.02 (f)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)
Class N
9/30/2013*	13.43	0.32	(0.59)	(0.27)	(0.36)	—	(0.36)
Class Y
9/30/2013	13.61	0.47	(0.51)	(0.04)	(0.58)	(0.19)	(0.77)
9/30/2012	12.78	0.46	1.09	1.55	(0.53)	(0.19)	(0.72)
9/30/2011	12.82	0.55	0.03 (f)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92	1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

73  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$12.71	(0.61)	$436,199	0.79	0.79	3.29	107
13.52	12.18	479,823	0.82	0.82	3.31	78
12.71	4.42	237,759	0.87	0.87	4.07	86
12.75	12.55	214,723	0.90	0.90	4.41	87
11.91	20.07	140,779	0.90	0.97	5.43	102

12.77	(1.32)	1,180	1.54	1.54	2.50	107
13.57	11.38	2,386	1.57	1.57	2.61	78
12.75	3.60	3,092	1.62	1.62	3.32	86
12.79	11.64	4,490	1.65	1.65	3.64	87
11.95	19.19	7,028	1.65	1.72	4.66	102

12.72	(1.36)	232,034	1.54	1.54	2.54	107
13.53	11.46	275,346	1.57	1.57	2.55	78
12.71	3.56	137,836	1.62	1.62	3.32	86
12.76	11.71	123,123	1.65	1.65	3.66	87
11.92	19.20	77,081	1.65	1.72	4.69	102

12.80	(2.02)	19,247	0.44	0.44	3.81	107

12.80	(0.35)	627,617	0.54	0.54	3.54	107
13.61	12.54	634,946	0.58	0.58	3.50	78
12.78	4.65	143,215	0.62	0.62	4.31	86
12.82	12.85	69,322	0.65	0.65	4.66	87
11.97	20.37	34,394	0.65	0.68	5.67	102

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
9/30/2013	$4.60	$0.24	$0.03	$0.27	$(0.27)	$(0.01)	$(0.28)
9/30/2012	4.46	0.24	0.59	0.83	(0.30)	(0.39)	(0.69)
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
Class B
9/30/2013	4.61	0.21	0.03	0.24	(0.23)	(0.01)	(0.24)
9/30/2012	4.47	0.21	0.58	0.79	(0.26)	(0.39)	(0.65)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
Class C
9/30/2013	4.61	0.21	0.04	0.25	(0.24)	(0.01)	(0.25)
9/30/2012	4.47	0.21	0.59	0.80	(0.27)	(0.39)	(0.66)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
Class Y
9/30/2013	4.59	0.25	0.04	0.29	(0.28)	(0.01)	(0.29)
9/30/2012	4.46	0.26	0.57	0.83	(0.31)	(0.39)	(0.70)
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of 0.02%, 0.01%, 0.01% and 0.01% for Class A, B, C and Y, respectively.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Effective June 1, 2009, redemption fees were eliminated.

See accompanying notes to financial statements.

75  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$ —		$4.59	6.27	$45,791	1.15	(g)	1.15	(g)	5.11	47
—		4.60	20.90	95,876	1.15		1.19		5.50	34
—		4.46	(3.30)	59,907	1.15	(h)	1.15	(h)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(i)	4.49	15.97	59,944	1.15		1.28		8.82	30

—		4.61	5.66	385	1.90	(g)	1.90	(g)	4.37	47
—		4.61	19.93	560	1.90		1.94		4.79	34
—		4.47	(4.04)	738	1.90	(h)	1.90	(h)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(i)	4.50	15.06	1,569	1.90		2.06		8.32	30

—		4.61	5.46	15,233	1.90	(g)	1.90	(g)	4.36	47
—		4.61	19.96	16,863	1.90		1.94		4.78	34
—		4.47	(4.02)	15,790	1.90	(h)	1.90	(h)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(i)	4.50	15.37	17,827	1.90		2.03		8.09	30

—		4.59	6.56	108,170	0.90	(g)	0.90	(g)	5.37	47
—		4.59	20.93	110,917	0.90		0.95		5.78	34
—		4.46	(2.86)	38,011	0.90	(h)	0.90	(h)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(i)	4.49	16.29	105,713	0.90		0.92		8.32	30

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERNATIONAL BOND FUND
Class A
9/30/2013	$10.44	$0.14	$(0.41)		$(0.27)	$(0.18)	$(0.18)	$(0.36)
9/30/2012	10.94	0.19	0.62		0.81	(0.94)	(0.37)	(1.31)
9/30/2011	11.17	0.25	0.06	(h)	0.31	(0.40)	(0.14)	(0.54)
9/30/2010	10.84	0.22	0.48		0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53		1.85	(0.20)	—	(0.20)
Class C
9/30/2013	10.37	0.06	(0.39)		(0.33)	(0.13)	(0.18)	(0.31)
9/30/2012	10.87	0.12	0.61		0.73	(0.86)	(0.37)	(1.23)
9/30/2011	11.11	0.17	0.05	(h)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46		0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53		1.77	(0.13)	—	(0.13)
Class Y
9/30/2013	10.44	0.16	(0.40)		(0.24)	(0.20)	(0.18)	(0.38)
9/30/2012	10.93	0.21	0.63		0.84	(0.96)	(0.37)	(1.33)
9/30/2011	11.16	0.28	0.06	(h)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47		0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53		1.86	(0.22)	—	(0.22)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Effective July 1, 2012, the expense limit decreased from 1.10%, 1.85% and 0.85% to 1.05%, 1.80% and 0.80% for Class A, Class C and Class Y shares, respectively.
(g)	Includes interest expense from bank overdraft charges of less than 0.01%. Without this expense the ratio of net expenses would have been 1.09%, 1.84% and 0.84% for Class A, Class C and Class Y shares, respectively.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

77  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$ 9.81	(2.62)	$8,983	1.05		1.93	1.39	107
10.44	8.42	11,898	1.09	(f)(g)	1.85	1.83	169
10.94	2.70	10,927	1.10		1.64	2.26	136
11.17	6.66	18,758	1.10		1.49	2.14	128
10.84	20.41	8,479	1.10		2.11	3.29	91

9.73	(3.27)	3,328	1.80		2.68	0.65	107
10.37	7.64	4,355	1.84	(f)(g)	2.61	1.13	169
10.87	1.87	7,503	1.85		2.40	1.52	136
11.11	5.86	6,145	1.85		2.24	1.40	128
10.82	19.58	2,955	1.85		2.93	2.56	91

9.82	(2.34)	2,601	0.80		1.68	1.64	107
10.44	8.68	3,264	0.85	(f)(g)	1.60	2.05	169
10.93	3.06	5,852	0.85		1.36	2.47	136
11.16	6.92	8,908	0.85		1.23	2.41	128
10.82	20.73	13,049	0.85		1.92	3.53	91

See accompanying notes to financial statements.

|  78

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Distributions from paid-in capital (b)	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2013	$12.04	$0.13	$(0.23)	$(0.10)	$(0.26)	$(0.00)	$(0.00)	$(0.26)
9/30/2012	11.87	0.18	0.28	0.46	(0.29)	(0.00)	—	(0.29)
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	—	(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	—	(0.36)
Class B
9/30/2013	12.03	0.04	(0.23)	(0.19)	(0.17)	(0.00)	(0.00)	(0.17)
9/30/2012	11.86	0.10	0.27	0.37	(0.20)	(0.00)	—	(0.20)
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	—	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	—	(0.27)
Class C
9/30/2013	12.05	0.04	(0.23)	(0.19)	(0.17)	(0.00)	(0.00)	(0.17)
9/30/2012	11.88	0.10	0.27	0.37	(0.20)	(0.00)	—	(0.20)
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	—	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	—	(0.27)
Class Y
9/30/2013	12.08	0.16	(0.23)	(0.07)	(0.29)	(0.00)	(0.00)	(0.29)
9/30/2012	11.91	0.21	0.28	0.49	(0.32)	(0.00)	—	(0.32)
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	—	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	—	(0.39)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes corporate tax expenses of 0.03% for Class A, B, C and Y shares. Without this expense the ratio of net expenses for Class A, B, C and Y shares would have been 0.84%, 1.59%, 1.59% and 0.59%, respectively.

See accompanying notes to financial statements.

79  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$11.68	(0.81)	$355,212	0.87	(g)	0.87	(g)	1.11	39
12.04	3.94	357,870	0.85		0.90		1.54	56
11.87	1.71	293,675	0.85		0.92		1.44	66
12.02	6.03	164,265	0.89		0.97		1.73	89
11.60	9.05	118,619	0.90		0.99		3.10	77

11.67	(1.56)	5,930	1.62	(g)	1.62	(g)	0.34	39
12.03	3.17	8,370	1.60		1.65		0.81	56
11.86	1.04	10,976	1.60		1.68		0.72	66
12.00	5.16	4,049	1.64		1.72		1.00	89
11.59	8.24	4,442	1.65		1.74		2.32	77

11.69	(1.55)	71,963	1.62	(g)	1.62	(g)	0.36	39
12.05	3.17	75,522	1.60		1.65		0.80	56
11.88	0.96	68,776	1.60		1.67		0.68	66
12.03	5.24	75,984	1.64		1.72		0.98	89
11.61	8.24	50,973	1.65		1.74		2.32	77

11.72	(0.56)	252,127	0.62	(g)	0.62	(g)	1.35	39
12.08	4.19	220,444	0.60		0.65		1.77	56
11.91	2.05	130,874	0.60		0.67		1.68	66
12.05	6.20	95,847	0.63		0.71		1.94	89
11.64	9.40	28,004	0.65		0.72		3.42	77

See accompanying notes to financial statements.

|  80

Notes to Financial Statements

September 30, 2013

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Effective February 1, 2013, Core Plus Bond Fund began offering Class N Shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

81  |

Notes to Financial Statements (continued)

September 30, 2013

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees for Class N). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price.

|  82

Notes to Financial Statements (continued)

September 30, 2013

Credit default swap agreements are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results

83  |

Notes to Financial Statements (continued)

September 30, 2013

of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the

|  84

Notes to Financial Statements (continued)

September 30, 2013

contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are valued daily, and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or

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September 30, 2013

received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

No credit default swaps were held by the Funds during the year ended September 30, 2013.

g.  Due from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. Due from brokers’ balances in the Statements of Asset and Liabilities for High Income Fund represent cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits. Cash pledged as collateral for forward foreign currency contracts is held for the benefit of the counterparty at a third party custodian.

h.  Federal and Foreign Income Taxes.  Each Trust treats each fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if

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September 30, 2013

applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, return of capital and capital gain distributions received, taxable overdistribution and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, dividends payable, trust preferred securities adjustments, contingent payment debt instruments, return of capital distributions received and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 were as follows:

	2013 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Core Plus Bond Fund	$78,998,718	$7,677,478	$—	$86,676,196
High Income Fund	12,581,747	689,257	—	13,271,004
International Bond Fund	523,768	163,540	—	687,308
Limited Term Government and Agency Fund	15,061,634	234,773	110,176	15,406,583

	2012 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$38,311,608	$5,887,516	$44,199,124
High Income Fund	12,336,748	9,467,897	21,804,645
International Bond Fund	2,051,571	303,804	2,355,375
Limited Term Government and Agency Fund	12,349,174	810,952	13,160,126

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September 30, 2013

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$2,687,149	$1,913,587	$96,805	$—
Undistributed long-term capital gains	8,484,736	7,747,131	284,970	—

Total undistributed earnings	11,171,885	9,660,718	381,775	—

Capital loss carryforward:
Short-term:
No expiration date	—	—	—	(107,452)
Long-term:
No expiration date	—	—	—	(82,408)
Late year ordinary and post-October capital loss deferrals*	(9,747,912)	—	—	(7,556,110)
Unrealized appreciation (depreciation)	(17,000,364)	1,474,081	(881,711)	4,059,311

Total accumulated earnings (losses)	$(15,576,391)	$11,134,799	$(499,936)	$(3,686,659)

*	Under current tax law, capital losses, foreign currency losses, and losses on contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

j.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are

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September 30, 2013

recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2013, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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n.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management has evaluated the impact of the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in

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Notes to Financial Statements (continued)

September 30, 2013

good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$1,787,489	$8,485,775	(b)	$10,273,264
Airlines	—	—	4,343,325	(b)	4,343,325
All Other Non-Convertible Bonds(a)	—	1,223,393,299	—		1,223,393,299

Total Non-Convertible Bonds	—	1,225,180,788	12,829,100		1,238,009,888

Convertible Bonds(a)	—	—	1,513,625	(c)	1,513,625

Total Bonds and Notes	—	1,225,180,788	14,342,725		1,239,523,513

Senior Loans(a)	—	44,961,565	—		44,961,565
Preferred Stocks
Media Cable	—	8,855,550	—		8,855,550
All Other Preferred Stocks(a)	2,591,006	—	—		2,591,006

Total Preferred Stocks	2,591,006	8,855,550	—		11,446,556

Short-Term Investments	—	46,314,363	—		46,314,363

Total	$2,591,006	$1,325,312,266	$14,342,725		$1,342,245,997

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s investment adviser.

A preferred stock valued at $497,669 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2013

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$—	$740,816	(b)	$740,816
All Other Non-Convertible Bonds(a)	—	122,209,555	—		122,209,555

Total Non-Convertible Bonds	—	122,209,555	740,816		122,950,371

Convertible Bonds
Wirelines	—	—	43,333	(c)	43,333
All Other Convertible Bonds(a)	—	19,720,450	—		19,720,450

Total Convertible Bonds	—	19,720,450	43,333		19,763,783

Total Bonds and Notes	—	141,930,005	784,149		142,714,154

Senior Loans(a)	—	3,311,843	—		3,311,843
Preferred Stocks(a)	9,653,497	—	—		9,653,497
Common Stocks(a)	4,085,133	—	—		4,085,133
Warrants(d)	111,885	—	—		111,885
Short-Term Investments	—	7,557,653	—		7,557,653

Total Investments	13,850,515	152,799,501	784,149		167,434,165

Forward Foreign Currency Contracts (unrealized appreciation)	—	42,038	—		42,038

Total	$13,850,515	$152,841,539	$784,149		$167,476,203

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(314,769)	$—		$(314,769)
Futures Contracts (unrealized depreciation)	(11,224)	—	—		(11,224)

Total	$(11,224)	$(314,769)	$—		$(325,993)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s investment adviser.
(d)	Includes a security fair valued at zero using Level 2 inputs.

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Notes to Financial Statements (continued)

September 30, 2013

A preferred stock valued at $902,727 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$—	$2,118,393	$41,625	(b)	$2,160,018
All Other Non-Convertible Bonds(a)	—	12,296,475	—		12,296,475

Total Non-Convertible Bonds	—	14,414,868	41,625		14,456,493

Convertible Bonds(a)	—	21,650	—		21,650

Total Bonds and Notes	—	14,436,518	41,625		14,478,143

Preferred Stocks(a)	58,306	—	—		58,306
Short-Term Investments	—	259,970	—		259,970

Total Investments	58,306	14,696,488	41,625		14,796,419

Forward Foreign Currency Contracts (unrealized appreciation)	—	35,882	—		35,882
Futures Contracts (unrealized appreciation)	13,655	—	—		13,655

Total	$71,961	$14,732,370	$41,625		$14,845,956

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(24,631)	$—		$(24,631)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

For the year ended September 30, 2013, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2013

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Student Loan	$—	$—	$1,336,443	(b)	$1,336,443
Collateralized Mortgage Obligations	—	196,625,256	38,339,237	(b)	234,964,493
All Other Non-Convertible Bonds(a)	—	439,850,499	—		439,850,499

Total Bonds and Notes	—	636,475,755	39,675,680		676,151,435

Short-Term Investments	—	11,602,796	—		11,602,796

Total	$—	$648,078,551	$39,675,680		$687,754,231

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(115,948)	$8,601,723
Airlines	—	601	476	(210,277)	—
Convertible Bonds
Wirelines	—	3,354	(18)	187,954	2,644,671

Total	$—	$3,955	$458	$(138,271)	$11,246,394

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Notes to Financial Statements (continued)

September 30, 2013

Core Plus Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$8,485,775	$(115,948)
Airlines	(76,878)	4,629,403	—	4,343,325	(210,277)
Convertible Bonds
Wirelines	(1,322,336)	—	—	1,513,625	187,954

Total	$(1,399,214)	$4,629,403	$—	$14,342,725	$(138,271)

Debt securities valued at $4,629,403 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$8,946	$3,517	$(13,324)	$345,000
Transportation Services	234,438	—	—	—	—
Convertible Bonds
Wirelines	—	—	(8)	(6,852)	100,386

Total	$234,438	$8,946	$3,509	$(20,176)	$445,386

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Notes to Financial Statements (continued)

September 30, 2013

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$(16,827)	$413,504	$—	$740,816	$(13,324)
Transportation Services	—	—	(234,438)	—	—
Convertible Bonds
Wirelines	(50,193)	—	—	43,333	(6,852)

Total	$(67,020)	$413,504	$(234,438)	$784,149	$(20,176)

Debt securities valued at $413,504 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

A debt security valued at $234,438 was transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
United States	$—	$—	$—	$(3,375)	$45,000

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Notes to Financial Statements (continued)

September 30, 2013

International Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
United States	$—	$—	$—	$41,625	$(3,375)

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$910,501	$—	$—	$—	$—
ABS Student Loan	—	—	—	4,130	—
Collateralized Mortgage Obligations	—	—	(65)	(656,484)	31,068,310
Mortgage Related	1,982,780	—	—	—	—

Total	$2,893,281	$—	$(65)	$(652,354)	$31,068,310

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Notes to Financial Statements (continued)

September 30, 2013

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
ABS Car Loan	$—	$—	$(910,501)	$—	$—
ABS Student Loan	(2,413,414)	3,745,727	—	1,336,443	4,130
Collateralized Mortgage Obligations	(1,241,557)	9,169,033	—	38,339,237	(656,484)
Mortgage Related	—	—	(1,982,780)	—	—

Total	$(3,654,971)	$12,914,760	$(2,893,281)	$39,675,680	$(652,354)

Debt securities valued at $12,914,760 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $2,893,281 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that High Income Fund and International Bond Fund used during the period include forward foreign currency contracts and futures contracts.

High Income Fund and International Bond Fund are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain

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Notes to Financial Statements (continued)

September 30, 2013

exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended September 30, 2013, High Income Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

High Income Fund and International Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2013, High Income Fund used futures contracts for hedging purposes and International Bond Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$42,038	$—	$42,038

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(314,769)	$—	$(314,769)
Exchange traded/cleared liability derivatives
Interest rate contracts	—	(11,224)	(11,224)

Total liability derivatives	$(314,769)	$(11,224)	$(325,993)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Transactions in derivative instruments for High Income Fund during the year ended September 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(1,775)	$—
Foreign exchange contracts	—	(1,753,937)

Total	$(1,775)	$(1,753,937)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$(11,224)	$—
Foreign exchange contracts	—	(29,497)

Total	$(11,224)	$(29,497)

[2]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for International Bond Fund as of September 30, 2013, as reflected within the Statement of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$35,882	$—	$35,882
Exchange traded/cleared asset derivatives
Interest rate contracts	—	13,655	13,655

Total asset derivatives	$35,882	$13,655	$49,537

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(24,631)	$—	$(24,631)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Transactions in derivative instruments for International Bond Fund during the year ended September 30, 2013, as reflected within the Statement of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(5,412)	$—
Foreign exchange contracts	—	56,806

Total	$(5,412)	$56,806

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$13,655	$—
Foreign exchange contracts	—	(5,153)

Total	$13,655	$(5,153)

[2]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. As of September 30, 2013, the fair

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value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
High Income Fund	Barclays Bank PLC	$(272,731)	$280,000

Timing differences may exist between when contracts under the ISDA agreement are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is under collateralized for over-the-counter derivatives; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings. Additionally, cash or securities held at or pledged to counterparties for initial/variation margin or as collateral may be subject to bankruptcy court proceedings. Based on balances reflected on each Fund’s Statements of Assets and Liabilities, including cash and/or securities held at or pledged to counterparties for initial/variation margin or as collateral that could be subject to the terms of a final settlement in a bankruptcy court proceeding, the maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of September 30, 2013:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$342,476	$300,438
International Bond Fund	62,713	38,082

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The volume of forwards foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2013:

High Income Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	6.55%	0.07%
Highest Notional Amount Outstanding	11.53%	0.57%
Lowest Notional Amount Outstanding	2.76%	0.00%
Notional Amount Outstanding as of September 30, 2013	9.38%	0.55%

International Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	21.07%	3.19%
Highest Notional Amount Outstanding	40.96%	5.64%
Lowest Notional Amount Outstanding	12.10%	0.00%
Notional Amount Outstanding as of September 30, 2013	28.62%	5.64%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$774,038,966	$904,148,417	$900,757,676	$736,531,783
High Income Fund	2,248,929	8,271,472	91,838,487	127,974,815
International Bond Fund	2,061,085	2,076,468	16,368,287	19,566,636
Limited Term Government and Agency Fund	141,528,552	160,040,072	209,196,017	96,777,820

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September 30, 2013

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1500%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

NGAM Advisors, L.P. (“NGAM Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Prior to July 1, 2013, Core Plus Bond Fund and Limited Term Government and Agency Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

Prior to July 1, 2013, Core Plus Bond Fund paid an advisory administration fee at the following annual rates calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

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September 30, 2013

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2014 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period from July 1, 2013 to September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.80%	1.55%	1.55%	0.50%	0.55%
High Income Fund	1.15%	1.90%	1.90%	—	0.90%
International Bond Fund	1.05%	—	1.80%	—	0.80%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	—	0.55%

Prior to July 1, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.60%	0.65%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	—	0.60%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed

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Notes to Financial Statements (continued)

September 30, 2013

fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Core Plus Bond Fund	$2,999,019	$—	$2,999,019	0.191%	0.191%
High Income Fund	1,291,330	—	1,291,330	0.600%	0.600%
International Bond Fund	108,272	108,272	—	0.600%	—
Limited Term Government and Agency Fund	2,916,904	19	2,916,885	0.419%	0.419%

[1]	Management fee waivers are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$ 2,999,019	0.191%

For the year ended September 30, 2013, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Core Plus Bond Fund	$8,278
International Bond Fund	51,156

[2]	Expense reimbursements are subject to possible recovery until September 30, 2014.

For the year ended September 30, 2013, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
High Income Fund	$24,894
Limited Term Government and Agency Fund	14,643

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Notes to Financial Statements (continued)

September 30, 2013

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended September 30, 2013, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$1,332,309	$4,382	$725,754	$13,144	$2,177,262
High Income Fund	175,735	1,238	41,369	3,713	124,108
International Bond Fund	27,324	—	10,060	—	30,182
Limited Term Government and Agency Fund	924,843	18,265	193,327	54,795	579,980

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Notes to Financial Statements (continued)

September 30, 2013

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$695,722
High Income Fund	95,200
International Bond Fund	7,984
Limited Term Government and Agency Fund	307,970

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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Notes to Financial Statements (continued)

September 30, 2013

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$1,111,873
High Income Fund	184,093
International Bond Fund	14,349
Limited Term Government and Agency Fund	265,038

As of September 30, 2013, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$14,206
High Income Fund	2,510
International Bond Fund	158
Limited Term Government and Agency Fund	3,740

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2013 were as follows:

Fund	Commissions
Core Plus Bond Fund	$818,877
High Income Fund	154,433
International Bond Fund	5,540
Limited Term Government and Agency Fund	307,788

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000

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Notes to Financial Statements (continued)

September 30, 2013

for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At September 30, 2013, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Core Plus Bond Fund	0.14%
International Bond Fund	1.45%
Limited Term Government and Agency Fund	0.10%

Investment activities of affiliated shareholders could have material impacts on the Funds.

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7.  Class-Specific Transfer Agent Fees and Expenses.  For the period from February 1, 2013 through September 30, 2013, Core Plus Bond Fund incurred the following class-specific transfer agent fees and expenses:

Class N
Transfer Agent Fees and Expenses	$29

Transfer agent fees and expenses attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Corporate Tax Expense.  Loomis Sayles Limited Term Government and Agency Fund paid federal corporate income taxes in the amount of $224,327 on undistributed net long-term capital gains as of September 30, 2012.

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11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2013, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of >5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Core Plus Bond Fund	—	—	0.14%	0.14%
High Income Fund	1	8.53%	0.00%	8.53%
International Bond Fund	1	12.71%	1.45%	14.16%
Limited Term Government and Agency Fund	1	6.20%	0.10%	6.30%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	23,400,679	$312,055,029	27,370,858	$355,172,674
Issued in connection with the reinvestment of distributions	1,815,759	23,994,065	1,087,023	14,031,796
Redeemed	(26,393,734)	(344,871,782)	(11,683,801)	(151,134,746)

Net change	(1,177,296)	$(8,822,688)	16,774,080	$218,069,724

Class B
Issued from the sale of shares	3,363	$45,726	18,163	$232,753
Issued in connection with the reinvestment of distributions	5,269	70,185	8,025	103,306
Redeemed	(92,007)	(1,231,008)	(92,873)	(1,209,379)

Net change	(83,375)	$(1,115,097)	(66,685)	$(873,320)

Class C
Issued from the sale of shares	8,354,865	$111,674,557	11,681,836	$152,094,275
Issued in connection with the reinvestment of distributions	591,854	7,828,050	326,978	4,220,534
Redeemed	(11,061,448)	(144,010,707)	(2,493,106)	(32,473,101)

Net change	(2,114,729)	$(24,508,100)	9,515,708	$123,841,708

Class N*
Issued from the sale of shares	1,567,247	$19,814,495	—	$—
Issued in connection with the reinvestment of distributions	10,969	139,775	—	—
Redeemed	(75,008)	(954,522)	—	—

Net change	1,503,208	$18,999,748	—	$—

Class Y
Issued from the sale of shares	45,112,822	$603,948,919	44,233,390	$579,833,966
Issued in connection with the reinvestment of distributions	2,320,259	30,841,104	884,004	11,568,457
Redeemed	(45,057,119)	(590,589,192)	(9,666,030)	(127,951,720)

Net change	2,375,962	$44,200,831	35,451,364	$463,450,703

Increase (decrease) from capital share transactions	503,770	$28,754,694	61,674,467	$804,488,815

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

113  |

Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,989,606	$23,721,653	21,107,989	$93,628,788
Issued in connection with the reinvestment of distributions	812,256	3,817,055	2,189,836	9,162,829
Redeemed	(16,692,970)	(78,579,586)	(15,882,475)	(70,067,314)

Net change	(10,891,108)	$(51,040,878)	7,415,350	$32,724,303

Class B
Issued from the sale of shares	11,352	$52,895	5,673	$24,777
Issued in connection with the reinvestment of distributions	4,586	21,581	19,672	81,687
Redeemed	(53,925)	(252,094)	(68,910)	(305,756)

Net change	(37,987)	$(177,618)	(43,565)	$(199,292)

Class C
Issued from the sale of shares	702,239	$3,347,581	805,879	$3,533,514
Issued in connection with the reinvestment of distributions	150,549	707,094	421,300	1,752,724
Redeemed	(1,205,196)	(5,689,434)	(1,101,851)	(4,859,465)

Net change	(352,408)	$(1,634,759)	125,328	$426,773

Class Y
Issued from the sale of shares	17,170,028	$80,940,800	27,436,571	$123,173,948
Issued in connection with the reinvestment of distributions	1,311,917	6,160,472	1,416,350	5,940,281
Redeemed	(19,061,214)	(90,332,449)	(13,232,329)	(58,722,847)

Net change	(579,269)	$(3,231,177)	15,620,592	$70,391,382

Increase (decrease) from capital share transactions	(11,860,772)	$(56,084,432)	23,117,705	$103,343,166

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Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	418,554	$4,190,166	550,775	$5,589,441
Issued in connection with the reinvestment of distributions	31,172	316,920	89,124	883,291
Redeemed	(673,797)	(6,649,849)	(499,605)	(5,230,159)

Net change	(224,071)	$(2,142,763)	140,294	$1,242,573

Class C
Issued from the sale of shares	108,173	$1,088,309	119,315	$1,209,211
Issued in connection with the reinvestment of distributions	9,072	91,839	46,134	453,165
Redeemed	(194,937)	(1,913,707)	(435,796)	(4,443,773)

Net change	(77,692)	$(733,559)	(270,347)	$(2,781,397)

Class Y
Issued from the sale of shares	152,390	$1,539,901	611,695	$6,195,469
Issued in connection with the reinvestment of distributions	5,073	51,430	19,724	195,522
Redeemed	(205,113)	(2,022,661)	(854,117)	(8,765,676)

Net change	(47,650)	$(431,330)	(222,698)	$(2,374,685)

Increase (decrease) from capital share transactions	(349,413)	$(3,307,652)	(352,751)	$(3,913,509)

115  |

Notes to Financial Statements (continued)

September 30, 2013

12.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	12,850,713	$153,126,484	15,612,122	$186,297,906
Issued in connection with the reinvestment of distributions	561,467	6,662,144	513,246	6,128,335
Redeemed	(12,732,399)	(151,248,094)	(11,137,817)	(132,584,098)

Net change	679,781	$8,540,534	4,987,551	$59,842,143

Class B
Issued from the sale of shares	57,224	$682,522	67,643	$803,090
Issued in connection with the reinvestment of distributions	8,642	102,565	12,997	154,932
Redeemed	(253,623)	(3,009,576)	(310,167)	(3,693,689)

Net change	(187,757)	$(2,224,489)	(229,527)	$(2,735,667)

Class C
Issued from the sale of shares	2,982,402	$35,505,345	2,463,981	$29,387,942
Issued in connection with the reinvestment of distributions	58,167	690,850	59,828	714,780
Redeemed	(3,153,586)	(37,432,038)	(2,044,375)	(24,403,572)

Net change	(113,017)	$(1,235,843)	479,434	$5,699,150

Class Y
Issued from the sale of shares	19,772,954	$235,387,316	19,006,051	$227,577,207
Issued in connection with the reinvestment of distributions	321,692	3,829,024	205,462	2,463,226
Redeemed	(16,833,635)	(200,317,847)	(11,948,359)	(142,880,346)

Net change	3,261,011	$38,898,493	7,263,154	$87,160,087

Increase (decrease) from capital share transactions	3,640,018	$43,978,695	12,500,612	$149,965,713

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Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, and Loomis Sayles High Income Fund, Loomis Sayles International Bond Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2013 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

117  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2013, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Core Plus Bond	0.28%
High income	3.48%
International Bond	0.10%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond	$7,677,478
High Income	689,257
International Bond	163,540
Limited Term Government and Agency	234,773

Qualified Dividend Income.  For the fiscal year ended September 30, 2013 the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Core Plus Bond
High Income
International Bond

|  118

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  120

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

121  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors) and since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  122

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

123  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2000 for Natixis Funds Trust I and since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

125  |

ANNUAL REPORT

September 30, 2013

Loomis Sayles Investment Grade Bond Fund

Portfolio Review page  1

Portfolio of Investments page 12

Financial Statements page 31

Notes to Financial Statements page 37

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA	Class A	LIGRX
Daniel J. Fuss, CFA, CIC	Class B	LGBBX
Brian P. Kennedy	Class C	LGBCX
Elaine M. Stokes	Class N	LGBNX
Loomis, Sayles & Company, L.P.	Class Y	LSIIX
	Admin Class	LIGAX

Objective

High total investment return through a combination of current income and capital appreciation.

Strategy

Under normal market conditions, the Fund will invest at least 80% of its net assets in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including up to 5% in common stocks). The Fund may also invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities.

Market Conditions

The 12-month period ended September 30, 2013 began with investor attention focused on the November 2012 U.S. presidential election. Soon afterward, fears that the U.S. economy would fall off the “fiscal cliff” took center stage, and investors sought to position themselves for the scheduled automatic tax hikes and spending cuts. Ultimately, Congress and the president struck an 11th-hour deal, which helped buoy the markets through the first quarter of 2013. During the second quarter of 2013, the Federal Reserve (the Fed) introduced volatility in the fixed-income markets and tempered investor enthusiasm by indicating a potential winding down of its monthly mortgage and Treasury security purchase program, known as quantitative easing (QE). The magnitude of the resulting selloff and the overall disruption to markets tightened financial conditions significantly. Based on the Fed’s announcement, investors anticipated the Fed would begin tapering QE following the central bank’s September policy meeting. However, the Fed surprised markets and decided to delay the taper while softening its forward guidance. This announcement led to a rally in equities, emerging market currencies and fixed income markets. The 12-month period concluded with renewed uncertainty surrounding Congressional budget and debt ceiling discussions.

1  |

Performance Review

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 1.34%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned -1.96%.

Explanation of Fund Performance

Security selection among investment-grade corporate credits, particularly within the financials, industrials and utilities areas, and an overweight position in the sector contributed strongly to fund performance. Similarly, an out-of-benchmark allocation to the high-yield sector lifted results, with security selection among financials and industrials leading the way. In addition, the fund’s out-of-benchmark exposure to non-U.S.-dollar-denominated issues, including those issued in the euro, New Zealand dollar, British pound, Icelandic krona and South Korean won, contributed positively to relative performance. The fund’s position in convertible securities, another out-of-benchmark sector, also posted strong returns for the period. Tracking the performance in the equity markets, the fund’s modest preferred/equity allocation posted strong relative results. Additionally, overweight allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) aided performance.

Conversely, out-of-benchmark positions denominated in the Canadian dollar, Brazilian real, Indonesian rupiah, Australian dollar, Mexican peso and Norwegian krone weighed on relative performance. The fund’s longer yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning in U.S. Treasuries and agencies detracted as interest rates rose during the period.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be

|  2

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Growth of $10,000 Investment in Class A Shares4

September 30, 2003 through September 30, 2013

3  |

Average Annual Total Returns — September 30, 20134

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 12/31/96)
NAV	1.34%	9.53%	7.20%	—%
With 4.50% Maximum Sales Charge	-3.21	8.52	6.71	—

Class B (Inception 9/12/03)
NAV	0.57	8.67	6.33	—
With CDSC[2]	-4.22	8.38	6.33	—

Class C (Inception 9/12/03)
NAV	0.50	8.71	6.38	—
With CDSC[2]	-0.45	8.71	6.38	—

Class N (Inception 2/1/13)
NAV	—	—	—	-0.95

Class Y (Inception 12/31/96)
NAV	1.60	9.81	7.50	—

Admin Class (Inception 2/1/10)[1]
NAV	1.10	9.22	6.75	—

Comparative Performance
Barclays U.S. Government/Credit Bond Index[3]	-1.96	5.71	4.52	-1.40

Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHART

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  6

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$985.70	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class B
Actual	$1,000.00	$982.60	$7.85
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class C
Actual	$1,000.00	$981.80	$7.85
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99
Class N
Actual	$1,000.00	$986.10	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class Y
Actual	$1,000.00	$987.00	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.16	$2.94
Admin Class
Actual	$1,000.00	$984.50	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.83%, 1.58%, 1.58%, 0.65%, 0.58% and 1.08% for Class A, B, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly

|  8

categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at their meeting held in June 2013. The Agreement was continued for a one-year period. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Fund’s Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

9  |

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel and the need for the Adviser to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund currently has an expense cap in place, although the current expenses of the Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund was subject to an expense cap and the Fund’s

|  10

overall net expense ratio was below the median compared to a peer group of funds. The Trustees further noted that management had proposed to add a breakpoint to the Fund’s advisory fee given the size of the Fund and the prospect for further growth. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2014.

11  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 92.7% of Net Assets
Non-Convertible Bonds — 87.3%
	ABS Car Loan — 0.5%
$21,683,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	$23,193,069
20,999,250	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	22,599,876
5,481,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,479,670

		51,272,615

	ABS Credit Card — 0.0%
2,324,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	2,525,635

	ABS Other — 0.9%
1,272,468	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,284,762
4,462,199	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	4,551,470
17,279,230	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	17,548,596
38,198,563	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	43,153,375
15,063,930	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	15,224,737
4,157,911	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	4,086,507
9,857,026	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	10,414,481

		96,263,928

	Aerospace & Defense — 1.1%
2,100,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,089,500
1,181,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,219,315
78,795,000	Textron, Inc., 5.950%, 9/21/2021	86,623,204
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	19,835,086

		109,767,105

	Airlines — 2.9%
5,215,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	5,032,475
12,000,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	11,250,000
18,340,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	18,660,950
57,977	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	58,046
579,638	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	610,069
794,940	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	864,497
8,369,500	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	9,499,383

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$1,699,087	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	$1,907,225
3,095,792	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,312,497
52,594,416	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	56,276,025
11,158,179	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	11,422,627
23,571,356	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	26,930,274
18,418,281	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	20,812,658
3,065,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	3,164,613
1,696,675	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,887,551
11,718,882	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	12,714,987
29,029,607	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	33,710,632
2,420,207	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	2,671,304
17,033,040	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	18,651,178
5,499,714	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	5,681,204
22,121,441	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	23,006,299
546,191	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	612,062
15,830,279	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	17,373,731
9,930,000	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	9,582,450

		295,692,737

	Automotive — 1.1%
36,651,000	Cummins, Inc., 5.650%, 3/01/2098	35,274,132
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,144,585
2,426,000	Ford Motor Co., 6.375%, 2/01/2029	2,645,832
125,000	Ford Motor Co., 6.500%, 8/01/2018	144,037
255,000	Ford Motor Co., 6.625%, 2/15/2028	275,626
5,074,000	Ford Motor Co., 6.625%, 10/01/2028	5,725,634
3,243,000	Ford Motor Co., 7.400%, 11/01/2046	3,880,632
4,823,000	Ford Motor Co., 7.450%, 7/16/2031	5,885,955
240,000	Ford Motor Co., 7.500%, 8/01/2026	289,490
5,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	5,477,755
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	46,237,511
2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,346,300

		114,327,489

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — 15.4%
$22,547,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	$29,284,697
1,634,000	Ally Financial, Inc., 6.750%, 12/01/2014	1,713,657
2,285,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,542,062
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	8,349,473
35,878,000	Associates Corp. of North America, 6.950%, 11/01/2018	42,618,005
11,400,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	4,757,930
3,590,000	Bank of America Corp., 5.420%, 3/15/2017	3,939,425
9,805,000	Bank of America Corp., 6.000%, 9/01/2017	11,103,388
11,100,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	11,921,744
2,393,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,934,447
17,249,000	Bank of America NA, 5.300%, 3/15/2017	19,010,140
1,056,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	1,172,998
7,110,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	6,792,732
337,230,000,000	Barclays Financial LLC, EMTN, 8.250%, 10/27/2014, (IDR)	27,389,017
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,381,893
370,000	BNP Paribas/Australia, 7.000%, 5/24/2016, (AUD)	371,151
8,994,000	Capital One Financial Corp., 6.150%, 9/01/2016	10,016,186
2,770,000	Citigroup, Inc., 3.375%, 3/01/2023	2,635,843
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	15,340,749
51,425,000	Citigroup, Inc., 4.450%, 1/10/2017	55,681,344
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,739,733
2,700,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	2,410,328
10,000,000	Citigroup, Inc., 5.375%, 8/09/2020	11,186,230
2,740,000	Citigroup, Inc., 5.875%, 2/22/2033	2,728,213
5,445,000	Citigroup, Inc., 6.125%, 5/15/2018	6,297,932
8,705,000	Citigroup, Inc., 6.125%, 8/25/2036	8,761,086
44,910,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	38,472,540
2,398,000	Citigroup, Inc., EMTN, 1.495%, 11/30/2017, (EUR)(c)	3,150,055
4,625,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.375%, 1/19/2017	4,921,166
27,045,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.875%, 2/08/2022	27,077,968
86,800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	84,221,407
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,191,873
112,330,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	117,231,632
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,319,501
4,467,000	HBOS PLC, 6.000%, 11/01/2033, 144A	4,203,894
1,000,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,111,194
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	647,500
36,745,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	28,852,013
2,950,000	JPMorgan Chase & Co., EMTN, 1.051%, 5/30/2017, (GBP)(c)	4,548,909
12,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	991,088
16,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,328,636
100,000	Keybank NA, 6.950%, 2/01/2028	120,374
9,787,000	Lloyds Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	9,887,906
81,622,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	90,103,260

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$6,479,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	$7,152,051
4,300,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	4,735,921
103,309,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	106,401,142
3,132,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,533,727
11,641,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	13,718,977
2,652,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	3,049,641
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	41,954,823
78,200,000	Morgan Stanley, 2.125%, 4/25/2018	76,217,474
4,250,000	Morgan Stanley, 3.450%, 11/02/2015	4,405,380
53,869,000	Morgan Stanley, 3.750%, 2/25/2023	51,931,548
14,023,000	Morgan Stanley, 3.800%, 4/29/2016	14,759,558
30,000,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	27,847,967
4,585,000	Morgan Stanley, 4.875%, 11/01/2022	4,587,412
56,867,000	Morgan Stanley, 5.500%, 7/24/2020	62,768,600
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,549,643
151,076,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	133,106,927
60,800,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	62,696,615
550,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	985,374
5,400,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	5,975,446
24,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	24,109,623
9,410,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	8,776,876
3,800,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	3,738,721
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	42,634,992
5,187,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	6,021,884
9,400,000	Morgan Stanley, Series F, MTN, 0.716%, 10/18/2016(c)	9,246,047
9,044,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	10,232,183
2,239,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	3,873,042
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	3,065,607
8,638,000	National City Corp., 6.875%, 5/15/2019	10,306,896
35,900,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	36,166,378
5,250,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	7,200,124
6,150,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	9,119,302
1,650,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	2,120,593
700,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	747,506
16,175,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	17,138,723
1,000,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	1,423,848
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,898,231
1,400,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	1,421,500
5,600,000	Santander US Debt SAU, 3.724%, 1/20/2015, 144A	5,679,290
30,886,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	33,595,598
3,300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,762,429

		1,594,118,938

	Brokerage — 1.7%
55,355,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	57,292,425
13,100,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)	13,565,063

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — continued
$43,310,000	Jefferies Group LLC, 5.125%, 1/20/2023	$43,650,114
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	18,710,144
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	8,935,200
1,693,000	Jefferies Group LLC, 6.875%, 4/15/2021	1,877,825
23,835,000	Jefferies Group LLC, 8.500%, 7/15/2019	28,860,300

		172,891,071

	Building Materials — 1.2%
6,640,000	Masco Corp., 4.800%, 6/15/2015	6,938,800
10,942,000	Masco Corp., 5.850%, 3/15/2017	11,844,715
6,616,000	Masco Corp., 6.125%, 10/03/2016	7,318,950
6,058,000	Masco Corp., 6.500%, 8/15/2032	6,012,565
28,539,000	Masco Corp., 7.125%, 3/15/2020	32,177,722
5,725,000	Masco Corp., 7.750%, 8/01/2029	6,323,303
9,300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	3,481,783
4,949,000	Owens Corning, Inc., 6.500%, 12/01/2016	5,523,881
41,379,000	Owens Corning, Inc., 7.000%, 12/01/2036	45,386,142
1,037,000	USG Corp., 6.300%, 11/15/2016	1,096,627

		126,104,488

	Chemicals — 0.0%
1,700,000	Methanex Corp., 5.250%, 3/01/2022	1,763,405

	Commercial Mortgage-Backed Securities — 2.5%
50,990,525	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.872%, 6/15/2039(c)	56,101,713
34,381,273	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.953%, 9/15/2039(c)	38,233,591
6,711,090	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	7,495,012
57,694,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	65,255,549
69,500,000	Extended Stay America Trust, Series 2013, Class 7-ESH7, 3.902%, 12/05/2031, 144A	67,262,169
9,786,870	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.993%, 8/12/2045, 144A(c)	10,736,236
6,851,000	Vornado DP LLC, Series 2010-VNO, Class D, 6.356%, 9/13/2028, 144A	7,579,145
4,250,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.721%, 3/15/2044, 144A(c)	4,099,695

		256,763,110

	Construction Machinery — 0.1%
6,787,000	Toro Co., 6.625%, 5/01/2037(b)	6,709,241
400,000	United Rentals North America, Inc., 8.375%, 9/15/2020	443,000

		7,152,241

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,027,165
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	13,662,497

		21,689,662

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Diversified Manufacturing — 0.0%
$1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	$1,653,314

	Electric — 2.0%
33,118,493	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	35,135,939
10,331,144	Bruce Mansfield Unit, 6.850%, 6/01/2034	10,937,789
9,066,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	9,970,460
12,285,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	12,131,438
3,200,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	3,312,000
900,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	1,281,488
4,491,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	5,339,260
40,453,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	36,836,906
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	8,984,843
7,921,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	11,332,527
3,600,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	3,685,817
6,964,234	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)	7,249,294
50,026,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	58,159,877

		204,357,638

	Entertainment — 0.0%
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	4,136,469

	Financial Other — 1.0%
66,384,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	70,072,494
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	37,809,137

		107,881,631

	Food & Beverage — 0.0%
2,450,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	4,450,887

	Government Guaranteed — 0.5%
12,910,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	12,741,301
11,311,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	10,496,742
4,000,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	3,832,474
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	28,359,288

		55,429,805

	Government Owned – No Guarantee — 1.1%
3,720,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	4,212,900
36,975,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	43,722,938
58,060,000	DP World Ltd., 6.850%, 7/02/2037, 144A	58,350,300
26,030,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	2,223,115
27,800,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	2,343,674
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,264,850

		112,117,777

	Health Insurance — 0.0%
1,569,000	CIGNA Corp., 7.875%, 5/15/2027	1,949,009
1,174,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,576,670

		3,525,679

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 1.1%
$7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	$8,797,033
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	8,527,050
9,459,000	Express Scripts, Inc., 7.250%, 6/15/2019	11,572,699
9,278,000	HCA, Inc., 5.750%, 3/15/2014	9,451,963
802,000	HCA, Inc., 5.875%, 3/15/2022	824,055
52,905,000	HCA, Inc., 5.875%, 5/01/2023	51,979,162
2,936,000	HCA, Inc., 7.050%, 12/01/2027	2,811,220
4,119,000	HCA, Inc., 7.500%, 12/15/2023	4,201,380
1,282,000	HCA, Inc., 7.500%, 11/06/2033	1,272,385
3,807,000	HCA, Inc., 7.690%, 6/15/2025	3,897,416
4,164,000	HCA, Inc., 8.360%, 4/15/2024	4,476,300
1,199,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,216,985
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,006,640
2,256,000	Owens & Minor, Inc., 6.350%, 4/15/2016	2,443,386
2,200,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,864,500

		116,342,174

	Home Construction — 0.1%
2,006,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(e)	481,440
9,200,000	Pulte Group, Inc., 6.000%, 2/15/2035	7,912,000
3,567,000	Pulte Group, Inc., 6.375%, 5/15/2033	3,183,547

		11,576,987

	Independent Energy — 0.8%
9,787,000	EQT Corp., 8.125%, 6/01/2019	11,874,303
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	68,029,838
7,240,000	Newfield Exploration Co., 5.625%, 7/01/2024	7,004,700

		86,908,841

	Industrial Other — 0.1%
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,264,623

	Life Insurance — 0.9%
7,100,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	12,501,146
6,910,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	7,857,202
2,036,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	2,275,873
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(g)	988,339
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	8,400,097
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	16,622,985
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	10,109,314
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	6,524,480
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,284,276
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	18,692,288
4,732,000	Unum Group, 7.125%, 9/30/2016	5,411,487

		92,667,487

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — 3.0%
59,530,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	$71,041,136
800,000	City of Madrid Spain, 4.550%, 6/16/2036, (EUR)	798,203
7,448,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	6,467,052
152,895,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	156,825,899
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	17,948,651
11,815	Province of Alberta, 5.930%, 9/16/2016, (CAD)	12,467
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	616,291
29,791,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	26,135,530
26,518,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	25,600,394

		305,445,623

	Lodging — 0.5%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	54,616,640
100,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	110,655

		54,727,295

	Media Cable — 1.1%
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	19,032,745
13,630,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	12,871,954
4,101,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,459,784
64,548,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	72,086,690

		108,451,173

	Media Non-Cable — 0.4%
5,000,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	4,837,500
358,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	23,078,918
4,482,000	News America, Inc., 8.150%, 10/17/2036	5,642,211
6,250,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	6,703,125

		40,261,754

	Metals & Mining — 2.3%
15,000,000	Alcoa, Inc., 5.400%, 4/15/2021	14,828,880
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	15,061,626
45,700,000	Alcoa, Inc., 5.900%, 2/01/2027	44,194,002
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	4,889,442
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	5,873,718
430,000	ArcelorMittal, 6.000%, 3/01/2021	440,750
4,085,000	ArcelorMittal, 6.750%, 2/25/2022	4,299,463
47,920,000	ArcelorMittal, 7.250%, 3/01/2041	43,846,800
19,365,000	ArcelorMittal, 7.500%, 10/15/2039	18,348,338
20,625,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	18,820,312
4,500,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	3,532,500
24,155,000	Plains Exploration & Production Co., 6.500%, 11/15/2020	25,916,455
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	3,770,310
31,210,000	United States Steel Corp., 7.000%, 2/01/2018	33,082,600
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,706,879

		240,612,075

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)		Description	Value (†)
		Mortgage Related — 0.0%
$49,814		FHLMC, 5.000%, 12/01/2031	$53,850
7,312		FNMA, 6.000%, 7/01/2029	8,102

			61,952

		Non-Captive Consumer — 2.2%
90,196,000		SLM Corp., 5.500%, 1/25/2023	82,582,195
62,425	(††)	SLM Corp., 6.000%, 12/15/2043	1,285,123
2,270,000		SLM Corp., MTN, 4.625%, 9/25/2017	2,298,375
8,895,000		SLM Corp., MTN, 7.250%, 1/25/2022	9,050,662
641,000		SLM Corp., MTN, 8.000%, 3/25/2020	692,280
5,616,000		SLM Corp., Series A, MTN, 0.566%, 1/27/2014(c)	5,588,302
15,792,000		SLM Corp., Series A, MTN, 5.000%, 6/15/2018	15,544,445
19,496,000		SLM Corp., Series A, MTN, 5.625%, 8/01/2033	15,206,880
48,535,000		Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	50,355,062
19,414,000		Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	20,190,560
19,727,000		Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	20,614,715

			223,408,599

		Non-Captive Diversified — 2.9%
3,500,000		General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	3,483,083
10,350,000		General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 4/15/2015, (AUD)	10,055,922
1,874,000		General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	1,850,594
1,365,000		General Electric Capital Corp., GMTN, 3.100%, 1/09/2023	1,276,932
35,580,000		General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	28,830,083
14,225,000		General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	12,449,257
51,370,000		General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	43,575,080
36,850,000		General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	31,961,523
10,247,000		General Electric Capital Corp., Series A, MTN, 0.568%, 5/13/2024(c)	9,574,469
26,931,000		General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	23,343,558
210,000		International Lease Finance Corp., 3.875%, 4/15/2018	202,913
35,005,000		International Lease Finance Corp., 5.875%, 4/01/2019	36,444,266
548,000		International Lease Finance Corp., 5.875%, 8/15/2022	539,780
26,200,000		International Lease Finance Corp., 6.250%, 5/15/2019	27,510,000
60,419,000		International Lease Finance Corp., 7.125%, 9/01/2018, 144A	67,518,232

			298,615,692

		Oil Field Services — 0.3%
5,965,000		Nabors Industries, Inc., 6.150%, 2/15/2018	6,707,702
23,338,000		Rowan Cos., Inc., 7.875%, 8/01/2019	28,130,995
587,000		Transocean Ltd., 7.375%, 4/15/2018	678,394

			35,517,091

		Paper — 1.1%
4,365,000		Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	4,985,546
23,225,000		Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	25,989,356
715,000		Georgia-Pacific LLC, 7.250%, 6/01/2028	872,530

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Paper — continued
$2,672,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	$3,357,320
644,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	814,981
1,031,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,424,362
7,049,000	International Paper Co., 8.700%, 6/15/2038	9,572,422
5,270,000	Mead Corp. (The), 7.550%, 3/01/2047(b)	5,359,021
5,068,000	Westvaco Corp., 8.200%, 1/15/2030	5,952,052
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	30,047,395
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,991,900
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	16,490,055

		113,856,940

	Pipelines — 3.4%
650,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	676,131
528,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	597,273
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,147,513
14,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,025,940
17,765,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	19,507,125
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	8,377,121
55,614,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	63,677,029
303,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	326,382
27,207,950	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(b)	28,149,944
26,165,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	23,090,612
635,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	517,525
13,790,000	NiSource Finance Corp., 6.125%, 3/01/2022	15,532,091
24,110,000	NiSource Finance Corp., 6.400%, 3/15/2018	27,903,612
21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	25,471,299
9,899,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	11,356,024
47,594,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	55,629,438
1,404,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,703,435
1,880,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,135,860
15,683,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	18,499,526
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,689,358
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	22,180,865

		349,194,103

	Property & Casualty Insurance — 0.4%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,888,333
3,083,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,489,006
9,038,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	9,724,987
1,889,000	MBIA Insurance Corp., 11.528%, 1/15/2033, 144A(c)(f)	1,265,630
14,575,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	14,757,188
7,609,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	8,319,376
2,212,000	XL Group PLC, 6.250%, 5/15/2027	2,487,887
1,463,000	XL Group PLC, 6.375%, 11/15/2024	1,677,691

		44,610,098

	Property Trust — 0.4%
36,192,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	43,032,795

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Railroads — 0.1%
$9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	$12,001,553
237,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(b)	213,300
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	1,411,830
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)	177,630

		13,804,313

	Real Estate Operations/Development — 0.1%
10,276,000	First Industrial LP, 5.950%, 5/15/2017	10,912,136

	Refining — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	7,716,278

	REITs – Apartments — 0.3%
12,243,000	Camden Property Trust, 5.000%, 6/15/2015	13,015,937
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	18,334,925

		31,350,862

	REITs – Diversified — 0.3%
4,140,000	Duke Realty LP, 5.950%, 2/15/2017	4,618,075
19,574,000	Duke Realty LP, 6.500%, 1/15/2018	22,520,180

		27,138,255

	REITs – Healthcare — 0.1%
5,972,000	Health Care REIT, Inc., 6.500%, 3/15/2041	6,369,586

	REITs – Office Property — 0.4%
20,817,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	22,912,710
11,306,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	13,279,824

		36,192,534

	REITs – Shopping Centers — 0.1%
4,893,000	Equity One, Inc., 6.000%, 9/15/2017	5,464,933

	REITs – Single Tenant — 0.4%
5,862,000	Realty Income Corp., 5.750%, 1/15/2021	6,471,361
25,529,000	Realty Income Corp., 6.750%, 8/15/2019	30,116,536

		36,587,897

	REITs – Warehouse/Industrials — 0.6%
3,873,000	ProLogis LP, 5.625%, 11/15/2015	4,151,217
11,179,000	ProLogis LP, 5.625%, 11/15/2016	12,370,871
10,889,000	ProLogis LP, 5.750%, 4/01/2016	11,980,176
9,698,000	ProLogis LP, 6.625%, 5/15/2018	11,339,668
18,869,000	ProLogis LP, 7.375%, 10/30/2019	23,128,450

		62,970,382

	Restaurants — 0.1%
10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	9,987,582

	Retailers — 0.3%
5,296,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	4,157,360
6,397,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	4,461,908
6,076,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,070,920

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	$11,794,163
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,221,393

		32,705,744

	Sovereigns — 1.3%
43,590,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	17,769,961
23,848,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	10,733,375
52,555,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	56,036,769
33,600,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	34,524,000
1,415,381,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	8,219,568
391,985,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	2,311,398
820,777,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	5,204,827

		134,799,898

	Supermarkets — 0.4%
4,130,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	4,935,350
1,120,000	Delhaize Group S.A., 5.700%, 10/01/2040	1,094,079
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,767,336
6,595,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,292,488
7,875,000	New Albertson’s, Inc., 8.000%, 5/01/2031	6,477,187
979,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	704,880
17,290,000	SUPERVALU, Inc., 6.750%, 6/01/2021, 144A	16,425,500

		38,696,820

	Supranational — 0.6%
11,745,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	5,293,543
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	9,641,880
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	11,372,896
15,070,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	12,039,099
58,420,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	24,208,333

		62,555,751

	Technology — 2.1%
4,600,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,887,000
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,174,078
1,507,000	Avnet, Inc., 6.625%, 9/15/2016	1,704,574
56,271,000	Corning, Inc., 7.000%, 5/15/2024	67,420,086
7,487,000	Corning, Inc., 7.250%, 8/15/2036	8,977,984
7,051,000	Equifax, Inc., 7.000%, 7/01/2037	8,022,459
112,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	114,800
70,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	75,363,968
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	8,684,791
19,078,000	KLA-Tencor Corp., 6.900%, 5/01/2018	22,470,507
1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,527,893
2,115,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,563,289
5,603,000	Tyco Electronics Group S.A., 6.550%, 10/01/2017	6,460,629

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)		Description	Value (†)
		Technology — continued
$561,000		Xerox Corp., 6.350%, 5/15/2018	$644,317
7,110,000		Xerox Corp., 6.750%, 2/01/2017	8,125,194

			217,141,569

		Textile — 0.0%
3,755,000		Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,350,584

		Transportation Services — 0.7%
8,436,000		Erac USA Finance Co., 6.375%, 10/15/2017, 144A	9,791,834
2,824,000		Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,193,012
51,504,000		Erac USA Finance Co., 7.000%, 10/15/2037, 144A	61,025,905

			74,010,751

		Treasuries — 20.5%
106,195,000		Canadian Government, 1.000%, 8/01/2016, (CAD)	101,946,375
206,210,000		Canadian Government, 2.250%, 8/01/2014, (CAD)	202,168,080
372,145,000		Canadian Government, 2.500%, 6/01/2015, (CAD)	369,348,629
90,055,000		Canadian Government, 2.750%, 9/01/2016, (CAD)	90,729,943
156,655,000		Canadian Government, 3.000%, 12/01/2015, (CAD)	157,807,803
79,485,000		Canadian Government, 3.750%, 6/01/2019, (CAD)	84,326,405
4,159,000		Canadian Government, 4.000%, 6/01/2016, (CAD)	4,320,789
183,949,000		Canadian Government, 4.250%, 6/01/2018, (CAD)	197,980,234
1,130,000		Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,527,663
1,130,000		Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,586,232
1,120,000		Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,652,745
2,105,000	(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	18,383,254
109,763,000		New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	98,484,137
974,276,000		Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	174,918,450
802,302,000		Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	140,465,458
18,786,446		Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	21,177,818
4,599,829		Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, 144A, (EUR)	5,591,159
43,375,000		Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	50,934,143
6,000,000		Singapore Government Bond, 1.375%, 10/01/2014, (SGD)	4,832,531
227,965,000		U.S. Treasury Bond, 2.750%, 11/15/2042	188,676,600
235,390,000		U.S. Treasury Bond, 2.875%, 5/15/2043	199,787,262

			2,116,645,710

		Wireless — 0.9%
559,910,000		America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	40,044,334
31,416,000		Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/2018	40,259,164
6,373,000		Sprint Capital Corp., 6.875%, 11/15/2028	5,687,902
2,594,000		Sprint Capital Corp., 6.900%, 5/01/2019	2,665,335
612,000		Sprint Capital Corp., 8.750%, 3/15/2032	621,945

			89,278,680

		Wirelines — 4.7%
406,000		Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	489,778
2,936,000		BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,727,350
62,040,000		CenturyLink, Inc., 6.450%, 6/15/2021	61,729,800
4,990,000		CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,540,900

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$2,708,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	$2,416,890
103,506,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	120,960,424
24,103,000	Embarq Corp., 7.995%, 6/01/2036	24,538,565
825,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	833,250
200,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	220,500
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	2,054,848
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	10,082,659
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	25,628,737
200,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	282,746
300,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	410,945
1,698,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,833,840
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,451,950
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,435,550
3,469,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,278,205
333,000	Qwest Corp., 6.500%, 6/01/2017	375,332
14,480,000	Qwest Corp., 6.875%, 9/15/2033	14,026,718
4,668,000	Qwest Corp., 7.200%, 11/10/2026	4,670,451
9,077,000	Qwest Corp., 7.250%, 9/15/2025	10,152,243
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,298,210
46,411,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	38,170,866
23,660,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	20,322,094
4,200,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	4,027,703
525,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	537,513
975,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	998,363
14,375,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	15,257,582
1,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	2,762,645
2,700,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	4,250,532
2,100,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	3,223,347
8,800,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	14,947,989
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	14,801,544
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	58,030,715
2,642,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,082,176
2,095,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	2,038,512

		489,891,472

	Total Non-Convertible Bonds (Identified Cost $8,358,005,814)	9,023,012,663

Convertible Bonds — 4.6%
	Automotive — 0.7%
34,827,000	Ford Motor Co., 4.250%, 11/15/2016	68,805,092

	Independent Energy — 0.4%
34,700,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	34,092,750
11,225,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	11,589,812

		45,682,562

	Life Insurance — 0.8%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	86,176,416

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — 0.2%
$17,800,000	United States Steel Corp., 2.750%, 4/01/2019	$19,702,375

	REITs – Warehouse/Industrials — 0.3%
27,359,000	ProLogis LP, 3.250%, 3/15/2015	30,966,968

	Technology — 2.2%
35,120,000	Intel Corp., 2.950%, 12/15/2035	38,017,400
137,016,000	Intel Corp., 3.250%, 8/01/2039	169,642,935
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	13,853,984
385,192	Liberty Media LLC, 3.500%, 1/15/2031	198,374
30,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	56,231
85,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	162,563

		221,931,487

	Wirelines — 0.0%
2,926,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	3,551,433

	Total Convertible Bonds (Identified Cost $379,234,419)	476,816,333

Municipals — 0.8%
	District of Columbia — 0.2%
14,680,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	16,697,766

	Illinois — 0.5%
530,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	490,165
24,640,000	State of Illinois, 5.100%, 6/01/2033	21,846,564
33,395,000	State of Illinois, Series B, 5.520%, 4/01/2038	27,745,234

		50,081,963

	Michigan — 0.0%
2,345,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,848,188

	Ohio — 0.0%
5,075,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047	3,794,831

	Virginia — 0.1%
13,845,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	9,585,447

	Total Municipals (Identified Cost $88,240,612)	82,008,195

	Total Bonds and Notes (Identified Cost $8,825,480,845)	9,581,837,191

Senior Loans — 0.5%
	Non-Captive Diversified — 0.4%
27,638,933	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 7/16/2018(c)	27,638,933
17,078,112	AWAS Finance Luxembourg S.A.R.L., Term Loan B, 3.500%, 6/10/2016(c)	17,056,765

		44,695,698

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarket — 0.1%
$9,200,651	Supervalu, Inc., Refi Term Loan B, 5.000%, 3/21/2019(c)	$9,166,149

	Total Senior Loans (Identified Cost $53,917,697)	53,861,847

Shares
Common Stocks — 2.5%
	Electronic Equipment, Instruments & Components — 2.5%
17,550,000	Corning, Inc. (Identified Cost $226,654,590)	256,054,500

Preferred Stocks — 0.2%
	Independent Energy — 0.0%
43,031	Chesapeake Energy Corp., 5.000%	3,997,580

	Metals & Mining — 0.1%
340,285	ArcelorMittal, 6.000%	7,312,725

	REITs – Diversified — 0.1%
258,873	Weyerhaeuser Co., Series A, 6.375%	13,715,091

	Total Preferred Stocks (Identified Cost $25,066,559)	25,025,396

Principal Amount (‡)
Short-Term Investments — 2.9%
$147,553	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000%, to be repurchased at $147,553 on 10/01/2013 collateralized by $170,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $157,960 including accrued interest (Note 2 of Notes to Financial Statements)	147,553
296,199,438	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $296,199,438 on 10/01/2013 collateralized by $294,755,000 U.S. Treasury Note, 2.625% due 7/31/2014 valued at $302,123,875 including accrued interest (Note 2 of Notes to Financial Statements)	296,199,438

	Total Short-Term Investments (Identified Cost $296,346,991)	296,346,991

	Total Investments — 98.8% (Identified Cost $9,427,466,682)(a)	10,213,125,925
	Other assets less liabilities — 1.2%	125,684,550

	Net Assets — 100.0%	$10,338,810,475

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $9,504,169,521 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$892,918,119
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(183,961,715)

	Net unrealized appreciation	$708,956,404

(b)	Illiquid security. At September 30, 2013, the value of these securities amounted to $68,797,084 or 0.7% of net assets.
(c)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Non-income producing security.
(g)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $1,699,623,657 or 16.4% of net assets.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Investment Grade Bond Fund – (continued)

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	20.5%
Banking	15.4
Wirelines	4.8
Technology	4.2
Pipelines	3.4
Non-Captive Diversified	3.3
Local Authorities	3.0
Airlines	2.9
Metals & Mining	2.6
Commercial Mortgage-Backed Securities	2.5
Electronic Equipment, Instruments & Components	2.5
Non-Captive Consumer	2.2
Electric	2.0
Other Investments, less than 2% each	26.6
Short-Term Investments	2.9

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	68.4%
Canadian Dollar	13.8
New Zealand Dollar	5.1
Australian Dollar	3.3
Norwegian Krone	3.1
Euro	2.2
Other, less than 2% each	2.9

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

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|  30

Statement of Assets and Liabilities

September 30, 2013

ASSETS
Investments at cost	$9,427,466,682
Net unrealized appreciation	785,659,243

Investments at value	10,213,125,925
Foreign currency at value (identified cost $1,679,739)	1,724,764
Receivable for Fund shares sold	21,839,560
Dividends and interest receivable	130,471,616
Tax reclaims receivable	734,782

TOTAL ASSETS	10,367,896,647

LIABILITIES
Payable for Fund shares redeemed	24,056,987
Management fees payable (Note 5)	3,404,117
Deferred Trustees’ fees (Note 5)	492,590
Administrative fees payable (Note 5)	376,817
Payable to distributor (Note 5d)	161,763
Other accounts payable and accrued expenses	593,898

TOTAL LIABILITIES	29,086,172

NET ASSETS	$10,338,810,475

NET ASSETS CONSIST OF:
Paid-in capital	$9,346,058,338
Undistributed net investment income	15,275,810
Accumulated net realized gain on investments and foreign currency transactions	191,516,235
Net unrealized appreciation on investments and foreign currency translations	785,960,092

NET ASSETS	$10,338,810,475

See accompanying notes to financial statements.

31  |

Statement of Assets and Liabilities (continued)

September 30, 2013

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,431,718,261

Shares of beneficial interest	199,014,246

Net asset value and redemption price per share	$12.22

Offering price per share (100/95.50 of net asset value) (Note 1)	$12.80

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,972,156

Shares of beneficial interest	655,817

Net asset value and offering price per share	$12.16

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,746,822,151

Shares of beneficial interest	144,193,411

Net asset value and offering price per share	$12.11

Class N shares:
Net assets	$40,883

Shares of beneficial interest	3,345

Net asset value, offering and redemption price per share	$12.22

Class Y shares:
Net assets	$6,130,700,412

Shares of beneficial interest	501,383,381

Net asset value, offering and redemption price per share	$12.23

Admin Class shares:
Net assets	$21,556,612

Shares of beneficial interest	1,767,279

Net asset value, offering and redemption price per share	$12.20

See accompanying notes to financial statements.

|  32

Statement of Operations

For the Year Ended September 30, 2013

INVESTMENT INCOME
Interest	$547,242,625
Dividends	7,420,149

554,662,774

Expenses
Management fees (Note 5)	47,342,571
Service and distribution fees (Note 5)	28,567,568
Administrative fees (Note 5)	5,235,915
Trustees’ fees and expenses (Note 5)	264,476
Transfer agent fees and expenses (Notes 5 and 6)	13,449,033
Audit and tax services fees	57,997
Custodian fees and expenses	533,563
Legal fees	160,605
Registration fees	294,328
Shareholder reporting expenses	1,371,260
Miscellaneous expenses	280,964

Total expenses	97,558,280
Less waiver and/or expense reimbursement (Note 5)	(11)

Net expenses	97,558,269

Net investment income	457,104,505

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	287,686,240
Foreign currency transactions	(8,428,307)
Net change in unrealized appreciation (depreciation) on:
Investments	(589,055,516)
Foreign currency translations	(372,050)

Net realized and unrealized loss on investments and foreign currency transactions	(310,169,633)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,934,872

See accompanying notes to financial statements.

33  |

Statement of Changes in Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$457,104,505	$448,965,654
Net realized gain on investments and foreign currency transactions	279,257,933	183,960,071
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(589,427,566)	573,143,807

Net increase in net assets resulting from operations	146,934,872	1,206,069,532

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(137,547,979)	(140,578,594)
Class B	(434,962)	(558,660)
Class C	(86,375,065)	(93,060,242)
Class N	(330)	—
Class Y	(341,402,630)	(295,684,484)
Admin Class	(914,415)	(455,185)
Class J	—	(1,366,652)
Net realized capital gains
Class A	(27,197,220)	(26,530,935)
Class B	(106,865)	(123,858)
Class C	(20,576,316)	(20,065,620)
Class Y	(63,063,034)	(48,043,542)
Admin Class	(171,884)	(72,361)
Class J	—	(427,583)

Total distributions	(677,790,700)	(626,967,716)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(1,217,980,423)	1,700,532,135

Net increase (decrease) in net assets	(1,748,836,251)	2,279,633,951
NET ASSETS
Beginning of the year	12,087,646,726	9,808,012,775

End of the year	$10,338,810,475	$12,087,646,726

UNDISTRIBUTED NET INVESTMENT INCOME	$15,275,810	$95,851,767

See accompanying notes to financial statements.

|  34

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Class A
9/30/2013	$12.76	$0.48	$(0.30)	$0.18	$(0.60)	$(0.12)	$(0.72)
9/30/2012	12.12	0.51	0.86	1.37	(0.62)	(0.11)	(0.73)
9/30/2011	12.56	0.57	(0.15)	0.42	(0.60)	(0.26)	(0.86)
9/30/2010	11.64	0.55	0.96	1.51	(0.56)	(0.03)	(0.59)
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)
Class B
9/30/2013	12.70	0.39	(0.31)	0.08	(0.50)	(0.12)	(0.62)
9/30/2012	12.06	0.42	0.86	1.28	(0.53)	(0.11)	(0.64)
9/30/2011	12.50	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
Class C
9/30/2013	12.66	0.39	(0.32)	0.07	(0.50)	(0.12)	(0.62)
9/30/2012	12.03	0.42	0.85	1.27	(0.53)	(0.11)	(0.64)
9/30/2011	12.47	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
Class N
9/30/2013*	12.66	0.34	(0.46)	(0.12)	(0.32)	—	(0.32)
Class Y
9/30/2013	12.77	0.52	(0.31)	0.21	(0.63)	(0.12)	(0.75)
9/30/2012	12.13	0.54	0.86	1.40	(0.65)	(0.11)	(0.76)
9/30/2011	12.56	0.60	(0.14)	0.46	(0.63)	(0.26)	(0.89)
9/30/2010	11.65	0.58	0.95	1.53	(0.59)	(0.03)	(0.62)
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
Admin Class
9/30/2013	12.74	0.45	(0.30)	0.15	(0.57)	(0.12)	(0.69)
9/30/2012	12.11	0.48	0.85	1.33	(0.59)	(0.11)	(0.70)
9/30/2011	12.55	0.54	(0.15)	0.39	(0.57)	(0.26)	(0.83)
9/30/2010**	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
**	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

35  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$12.22	1.34	$2,431,718	0.83	0.83	3.85	30
12.76	11.74	2,960,119	0.84	0.84	4.17	19
12.12	3.47	2,705,810	0.81	0.81	4.56	19
12.56	13.41	3,092,956	0.81	0.81	4.58	25
11.64	18.64	2,946,489	0.80	0.80	5.87	30

12.16	0.57	7,972	1.58	1.58	3.09	30
12.70	10.96	12,507	1.59	1.59	3.42	19
12.06	2.70	13,549	1.56	1.56	3.81	19
12.50	12.43	17,113	1.65	1.65	3.74	25
11.59	17.59	17,489	1.67	1.67	5.07	30

12.11	0.50	1,746,822	1.58	1.58	3.10	30
12.66	10.91	2,281,142	1.59	1.59	3.42	19
12.03	2.71	2,091,834	1.56	1.56	3.81	19
12.47	12.58	2,593,324	1.56	1.56	3.83	25
11.56	17.80	2,495,305	1.56	1.56	5.09	30

12.22	(0.95)	41	0.65	0.78	4.18	30

12.23	1.60	6,130,700	0.58	0.58	4.11	30
12.77	12.01	6,817,911	0.59	0.59	4.41	19
12.13	3.81	4,887,742	0.56	0.56	4.81	19
12.56	13.60	4,473,001	0.56	0.56	4.82	25
11.65	18.94	3,531,187	0.54	0.54	6.01	30

12.20	1.10	21,557	1.08	1.08	3.62	30
12.74	11.41	15,968	1.09	1.09	3.89	19
12.11	3.26	5,967	1.07	1.07	4.32	19
12.55	9.13	879	1.08	7.68	4.06	25

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2013

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y and Admin Class shares. Effective February 1, 2013, the Fund began offering Class N shares. Effective after the close of business on January 11, 2012, Class J shares were liquidated. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees for Class A, Class B, Class C and Admin Class and transfer agent fees for Class N). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

37  |

Notes to Financial Statements (continued)

September 30, 2013

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such

|  38

Notes to Financial Statements (continued)

September 30, 2013

securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency

39  |

Notes to Financial Statements (continued)

September 30, 2013

fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Fund during the year ended September 30, 2013.

e.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains

|  40

Notes to Financial Statements (continued)

September 30, 2013

on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, paydowns, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, deferred Trustees’ fees, defaulted bond accruals, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 were as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$575,333,718	$102,456,982	$677,790,700	$556,649,900	$70,317,816	$626,967,716

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$53,915,953
Undistributed long-term capital gains	230,446,858

Total undistributed earnings	284,362,811
Unrealized appreciation	709,257,253

Total accumulated earnings	$993,620,064

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby

41  |

Notes to Financial Statements (continued)

September 30, 2013

the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2013, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial instruments. Management has evaluated the impact the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in

|  42

Notes to Financial Statements (continued)

September 30, 2013

determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$29,247,839	$67,016,089	(b)	$96,263,928
Airlines	—	3,164,613	292,528,124	(b)	295,692,737
Non-Captive Consumer	1,285,123	222,123,476	—		223,408,599
All Other Non-Convertible Bonds(a)	—	8,407,647,399	—		8,407,647,399

Total Non-Convertible Bonds	1,285,123	8,662,183,327	359,544,213		9,023,012,663

Convertible Bonds(a)	—	476,816,333	—		476,816,333
Municipals(a)	—	82,008,195	—		82,008,195

Total Bonds and Notes	1,285,123	9,221,007,855	359,544,213		9,581,837,191

Senior Loans(a)	—	53,861,847	—		53,861,847
Common Stocks(a)	256,054,500	—	—		256,054,500
Preferred Stocks(a)	25,025,396	—	—		25,025,396
Short-Term Investments	—	296,346,991	—		296,346,991

Total	$282,365,019	$9,571,216,693	$359,544,213		$10,213,125,925

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

43  |

Notes to Financial Statements (continued)

September 30, 2013

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$5,642,124	$—	$—	$—	$—
ABS Other	—	—	689	(2,552,527)	4,500,000
Airlines	—	396,004	890,087	(7,113,928)	45,485,000
Banking	38,219,714	—	—	—	—
Electric	1,889,250	—	—	785,750	—

Total	$45,751,088	$396,004	$890,776	$(8,880,705)	$49,985,000

|  44

Notes to Financial Statements (continued)

September 30, 2013

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$(5,642,124)	$—	$—
ABS Other	(5,110,341)	70,178,268	—	67,016,089	(2,552,527)
Airlines	(22,678,843)	275,549,804	—	292,528,124	(7,113,928)
Banking	—	—	(38,219,714)	—	—
Electric	(2,675,000)	—	—	—	—

Total	$(30,464,184)	$345,728,072	$(43,861,838)	$359,544,213	$(9,666,455)

Debt securities valued at $43,861,838 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $345,728,072 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $2,134,441,592 and $3,171,282,334, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $1,188,157,420 and $854,961,247, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the

45  |

Notes to Financial Statements (continued)

September 30, 2013

Fund pays a management fee at the annual rate, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $15 billion	Over $15 billion
0.40%	0.38%

Prior to July 1, 2013, the Fund paid a management fee at an annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2014 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y	Admin Class
0.95%	1.70%	1.70%	0.65%	0.70%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees for the Fund were $47,342,571 (effective rate of 0.40% of average daily net assets).

For the year ended September 30, 2013, class-specific expenses of $11 have been reimbursed for Class N shares. Expense reimbursements are subject to possible recovery until September 30, 2014.

No expenses were recovered for the Fund during year ended September 30, 2013 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset

|  46

Notes to Financial Statements (continued)

September 30, 2013

Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

47  |

Notes to Financial Statements (continued)

September 30, 2013

For the year ended September 30, 2013, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$7,193,867	$26,502	$5,291,007	$51,833	$79,506	$15,873,020	$51,833

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for the Fund were $5,235,915.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $12,707,230.

As of September 30, 2013, the Fund owes NGAM Distribution $161,763 in reimbursements for sub-transfer agent fees.

|  48

Notes to Financial Statements (continued)

September 30, 2013

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution were $2,138,856 for the year ended September 30, 2013.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are

49  |

Notes to Financial Statements (continued)

September 30, 2013

normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2013, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.06% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the period from February 1, 2013 through September 30, 2013, the Fund incurred the following class-specific transfer agent fees and expenses:

Class N
Transfer Agent Fees and Expenses	$25

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2013, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

|  50

Notes to Financial Statements (continued)

September 30, 2013

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Number of > 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
1	17.28%	0.06%	17.34%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012**
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	65,384,516	$824,657,215	92,989,022	$1,143,550,708
Issued in connection with the reinvestment of distributions	11,205,711	140,613,943	11,834,759	143,943,676
Redeemed	(109,489,794)	(1,363,484,888)	(96,077,704)	(1,182,083,038)

Net change	(32,899,567)	$(398,213,730)	8,746,077	$105,411,346

Class B
Issued from the sale of shares	19,932	$250,047	63,429	$771,205
Issued in connection with the reinvestment of distributions	26,217	327,849	33,273	402,324
Redeemed	(375,212)	(4,657,988)	(234,825)	(2,875,706)

Net change	(329,063)	$(4,080,092)	(138,123)	$(1,702,177)

Class C
Issued from the sale of shares	16,055,822	$201,222,605	30,359,028	$369,971,044
Issued in connection with the reinvestment of distributions	5,110,753	63,653,947	5,302,985	63,969,788
Redeemed	(57,170,562)	(705,694,940)	(29,338,640)	(358,469,801)

Net change	(36,003,987)	$(440,818,388)	6,323,373	$75,471,031

Class N*
Issued from the sale of shares	3,814	$46,815	—	$—
Issued in connection with the reinvestment of distributions	28	330	—	—
Redeemed	(497)	(6,093)	—	—

Net change	3,345	$41,052	—	$—

51  |

Notes to Financial Statements (continued)

September 30, 2013

10.  Capital Shares (continued).

	Year Ended September 30, 2013		Year Ended September 30, 2012**
	Shares	Amount	Shares	Amount
Class Y
Issued from the sale of shares	159,420,265	$2,006,761,237	213,919,333	$2,639,613,755
Issued in connection with the reinvestment of distributions	27,504,363	345,126,073	23,000,671	280,416,666
Redeemed	(219,327,621)	(2,733,370,926)	(105,994,304)	(1,305,561,746)

Net change	(32,402,993)	$(381,483,616)	130,925,700	$1,614,468,675

Admin Class
Issued from the sale of shares	1,283,717	$16,138,159	986,859	$12,078,567
Issued in connection with the reinvestment of distributions	39,685	496,698	25,251	307,704
Redeemed	(809,135)	(10,060,506)	(251,880)	(3,084,159)

Net change	514,267	$6,574,351	760,230	$9,302,112

Class J
Issued from the sale of shares	—	$—	—	$—
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	—	—	(8,514,614)	(102,418,852)

Net change	—	$—	(8,514,614)	$(102,418,852)

Increase (decrease) from capital share transactions	(101,117,998)	$(1,217,980,423)	138,102,643	$1,700,532,135

* From	commencement of Class operations on February 1, 2013 through September 30, 2013.
** For	the period from October 1, 2011 through January 11, 2012 for Class J shares.

|  52

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Investment Grade Bond Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

53  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.   For the fiscal year ended September 30, 2013, 1.16% of dividends distributed by Investment Grade Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Investment Grade Bond Fund designated $102,456,982 as capital gains distributions for the fiscal year ended September 30, 2013, unless subsequently determined to be different.

Qualified Dividend Income.  For the fiscal year ended September 30, 2013, the Investment Grade Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2013 complete information will be reported in conjunction with Form 1099-DIV.

|  54

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

55  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  56

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

57  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  58

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee Since 2011 President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  60

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

61  |

ANNUAL REPORT

September 30, 2013

Loomis Sayles Strategic Income Fund

Portfolio Review  page 1

Portfolio of Investments  page  12

Financial Statements  page 35

Notes to Financial Statements  page 41

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA	Class A	NEFZX
Daniel J. Fuss, CFA, CIC	Class B	NEZBX
Elaine M. Stokes	Class C	NECZX
Loomis, Sayles & Company, L.P.	Class N	NEZNX
	Class Y	NEZYX
	Admin Class	NEZAX

Objective

High current income with a secondary objective of capital growth.

Strategy

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks.

Market Conditions

Following an event-driven fourth quarter of 2012, investor optimism surged in early 2013 following a last-minute deal that prevented the U.S. from plummeting over the “fiscal cliff” of scheduled tax increases and spending cuts. However, the credit markets struggled for much of the second quarter, as speculation concerning the potential winding down of the Federal Reserve’s (the Fed’s) asset purchase program prompted fears that interest rates would rise sooner rather than later. These fears receded in September, when the Fed surprised the markets by delaying any action to begin tapering its bond purchases.

Macroeconomic indicators, led by domestic housing market data, were largely positive during the period, underscoring the potential for a strengthening U.S. recovery. Pressure on European sovereign bonds mounted as instability in Italy, in the wake of a contentious parliamentary election, was quickly followed by the early-2013 banking crisis in Cyprus. These fears faded over the course of the summer, and the euro zone emerged from recession.

Performance Results

For the 12 months ended September 30, 2013, Class A shares of Loomis Sayles Strategic Income Fund returned 9.43%. The fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -1.68%.

1  |

Explanation of Fund Performance

Investment grade corporate holdings and out-of-benchmark allocations, including positions in high-yield bonds, convertible securities and specific non-U.S.-dollar-denominated credits, primarily accounted for the fund’s outperformance relative to its benchmark.

Allocations to common stocks bolstered return, as the equity markets generally trended upward during the period. In addition, strong performance from individual convertible securities led to positive returns for the sector. Significant stock market gains during much of the 12-month period also buoyed equity-sensitive issues. Investment grade and high yield corporate securities generated positive results and attractive relative returns, as resurgent investor optimism and high levels of new issuance bolstered both segments of the credit market at various points during the period. Higher-beta (higher risk/reward potential) industrial names generally led the way within the high-yield and investment-grade segments, while financial issues also aided results. Non-U.S.-dollar-denominated holdings benefited from intermittent bouts of optimism and contributed to return. Issues denominated in the euro, Swiss franc, New Zealand dollar and Icelandic krona were the largest contributors within the allocation.

Emerging market debt rallied during the first six months of the period but sold off sharply in the latter half, as fresh concerns about China’s slowing economic growth dampened prospects for the sector. The downturn weighed heavily on the fund’s supranational holdings. Similarly, certain U.S. dollar-deonominated holdings detracted from performance in the second half of the period. Specifically, the Brazilian real, Canadian dollar and Indonesian rupiah suffered the brunt of fiscal reform and diminished growth expectations in China.

Outlook

Our outlook for the U.S. and global economies remains largely consistent despite political and policy uncertainty. We believe U.S. gross domestic product (GDP) growth will move toward 3.0% next year, based on acceleration in the housing sector as well as momentum in autos and energy. However, deflationary pressures remain a concern in the short run as wage growth is slow, unemployment is still high (though slowly improving), and the output gap remains decidedly negative. Due primarily to weak economic growth, we expect the Fed to maintain accommodative monetary policy and to employ a slow, cautious approach to rate increases. Our forecast for the 10-year U.S. Treasury yield is approximately 2.75% at year-end, moving to 3.25% a year from now.

Several key risks may affect our outlook. We expect to see steady, perhaps even increased, volatility during the final quarter of 2013. Investor anxiety regarding upcoming economic releases and their impact on future Fed policy will likely contribute to market turbulence. The U.S. government shutdown and debt ceiling debates will likely occupy the headlines, adding another source of volatility. Europe remains an ongoing concern; however, economic and fiscal conditions appear stable for now.

Based on our long-term views, we have not made material asset allocation changes. Our strategy centers on research-based security selection, with a focus on sectors that can be

|  2

LOOMIS SAYLES STRATEGIC INCOME FUND

uncorrelated with U.S. interest rates, and we continue to build diversification into the fund. We intend to maintain reduced term structure risk and continue to decrease nominal duration through sector and security selection. The fund’s ability to invest in what we view as the best risk-adjusted opportunities across a full range of global markets, sectors and securities may be an advantage as the economic recovery unfolds and the investment landscape evolves.

Growth of a $10,000 Investment in Class A Shares5

September 30, 2003 through September 30, 2013

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Average Annual Total Returns — September 30, 20135

	1 Year	5 Years	10 Years	Since Class N Inception

Class A (Inception 5/1/95)
NAV	9.43%	12.30%	8.79%	—%
With 4.50% Maximum Sales Charge	4.51	11.28	8.29	—

Class B (Inception 5/1/95)
NAV	8.58	11.47	7.97	—
With CDSC[2]	3.58	11.21	7.97	—

Class C (Inception 5/1/95)
NAV	8.61	11.48	7.98	—
With CDSC[2]	7.61	11.48	7.98	—

Class N (Inception 2/1/13)
NAV	—	—	—	4.01

Class Y (Inception 12/1/99)
NAV	9.72	12.60	9.07	—

Admin Class (Inception 2/1/10)[1]
NAV	9.12	12.01	8.47	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	-1.68	5.41	4.59	-1.12
Barclays U.S. Universal Bond Index[4]	-1.00	5.93	4.91	-0.97
Past performance does not guarantee future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Barclays U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because this fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2013 through September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period column as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  6

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2013	ENDING ACCOUNT VALUE 9/30/2013	EXPENSES PAID DURING PERIOD* 4/1/2013 – 9/30/2013
Class A
Actual	$1,000.00	$1,029.40	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81
Class B
Actual	$1,000.00	$1,025.80	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.54
Class C
Actual	$1,000.00	$1,025.90	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.55	$8.59
Class N
Actual	$1,000.00	$1,031.00	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19
Class Y
Actual	$1,000.00	$1,030.70	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55
Admin Class
Actual	$1,000.00	$1,028.20	$6.10
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

*	Expenses are equal to the Fund’s annualized expense ratio: 0.95%, 1.69%, 1.70%, 0.63%, 0.70% and 1.20% for Class A, B, C, N, Y and Admin Class respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-

|  8

party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at their meeting held in June 2013. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis. The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreement, that the performance of the

9  |

Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2012, the Fund has an expense cap in place, and the Trustees considered that the current expenses are below the cap. The Trustees noted that the Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees, including that: (1) the Fund’s advisory fee rate was not significantly above its peer group median; (2) the Fund had not yet reached asset levels at which the advisory fee breakpoints would have an impact on fees; and (3) the Fund’s net expense ratio was below the median of a peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

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Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted the Fund is subject to breakpoints in its advisory fees. The Trustees further noted that the Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2014.

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Portfolio of Investments — as of September 30, 2013

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 68.1% of Net Assets
Non-Convertible Bonds — 58.8%
	ABS Car Loan — 0.0%
$4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$4,405,788

	ABS Home Equity — 0.0%
3,841,885	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.719%, 4/25/2035(b)	3,861,805

	Aerospace & Defense — 0.4%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	638,882
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,741,000
2,425,000	Ducommun, Inc., 9.750%, 7/15/2018	2,691,750
8,236,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	8,483,080
8,636,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	7,211,060
20,755,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	19,087,606
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,692,712

		54,546,090

	Airlines — 2.3%
13,620,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	13,255,716
5,215,000	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	5,032,475
14,600,000	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027, 144A	13,687,500
5,400,000	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	5,197,500
3,280,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	3,292,300
21,015,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	21,382,763
4,275	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015(c)(d)	4,275
643,667	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	644,440
592,492	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	613,229
2,270,517	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	2,358,499
1,240,443	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	1,303,705
1,233,941	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,400,524
1,437,966	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,614,117
2,033,641	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	2,097,192

See accompanying notes to financial statements.

|  12

Portfolio of Investments — as of September 30, 2013

Loomis Sayles Strategic Income Fund — (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$1,844,668	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	$1,973,794
1,063,631	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,130,108
10,452,388	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	11,184,055
18,348,237	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	18,783,090
16,056,235	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	18,344,248
14,834,915	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	16,763,454
3,980,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	4,109,350
1,219,022	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,356,163
5,862,372	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	6,360,674
17,763,723	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	18,030,179
1,697,809	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	1,751,121
16,687,590	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	17,355,093
768,064	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	860,693
14,522,729	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	15,248,866
33,943,761	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	35,725,808
47,534,220	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	53,475,997
14,822,754	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	15,638,006
14,069,606	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	14,702,738
7,274,752	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	7,929,479
5,675,691	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	5,845,962
7,200,000	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	6,840,000

		345,293,113

	Automotive — 0.8%
630,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	705,600
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	20,733,682
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,318,683

See accompanying notes to financial statements.

13  |

Portfolio of Investments — as of September 30, 2013

Loomis Sayles Strategic Income Fund — (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$74,829,000	Ford Motor Co., 6.625%, 10/01/2028	$84,438,989
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,754,669
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,622,350
6,000,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	6,240,000
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,927,230

		122,741,203

	Banking — 7.4%
1,175,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	1,526,124
30,607,000	Ally Financial, Inc., 8.000%, 12/31/2018	34,432,875
29,332,000	Ally Financial, Inc., 8.000%, 11/01/2031	32,998,500
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	24,428,320
63,900,000	Banco Santander Brasil S.A./Cayman Islands, 8.000%, 3/18/2016, 144A, (BRL)	26,669,449
900,000	Bank of America Corp., 5.490%, 3/15/2019	982,102
265,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	284,618
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(l)	1,631,250
1,130,000	Barclays Bank PLC, (fixed rate to 12/15/2017, variable rate thereafter), 6.000%, (GBP)(l)	1,641,849
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	38,109,997
7,320,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, (EUR)(l)	7,823,264
57,792,000,000	Barclays Financial LLC, EMTN, 3.500%, 11/29/2016, (KRW)	54,896,955
1,600,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(l)	2,199,735
5,331,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 144A(l)	5,384,843
4,000,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(d)	3,570,856
24,610,000	Citigroup, Inc., 5.875%, 2/22/2033	24,504,128
8,999,000	Citigroup, Inc., 6.000%, 10/31/2033	9,069,831
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	6,099,045
22,091,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	18,924,446
3,350,000	Citigroup, Inc., EMTN, 1.495%, 11/30/2017, (EUR)(b)	4,400,620
3,035,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.375%, 1/19/2017	3,229,349
17,730,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrecht, 3.875%, 2/08/2022	17,751,613
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	406,090
34,060,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	35,546,242
11,000,000	HBOS Capital Funding LP, (fixed rate to 6/30/2014, variable rate thereafter), 6.071%, 144A(l)	10,766,250
32,705,000	HBOS PLC, 6.000%, 11/01/2033, 144A	30,778,675
50,604,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	56,230,861
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	8,408,250
45,620,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	35,820,624
260,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	21,473,575

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
227,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	$18,850,017
27,555,000	Lloyds Bank PLC, MTN, 6.500%, 9/14/2020, 144A	30,418,212
18,500,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 144A(l)	16,650,000
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,322,685
1,900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	2,092,616
6,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,900,538
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,994,047
1,235,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	1,420,176
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	836,462
35,325,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	32,790,981
55,795,000	Morgan Stanley, 4.875%, 11/01/2022	55,824,348
74,310,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	65,471,523
100,265,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	103,392,698
950,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,702,010
1,000,000	Morgan Stanley, GMTN, 4.500%, 2/23/2016, (EUR)	1,446,944
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	79,731,823
17,175,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	16,019,432
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	11,186,710
6,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	7,365,098
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	9,171,560
12,100,000	Morgan Stanley, Series F, MTN, 0.716%, 10/18/2016(b)	11,901,826
5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	5,894,479
2,850,000	RBS Capital Trust A, 2.321%, (EUR)(b)(l)	3,200,168
1,905,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, (EUR)(l)	2,106,845
7,925,000	RBS Capital Trust I, 2.113%(b)(l)	6,914,563
4,050,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(l)	3,665,250
2,085,000	RBS Capital Trust III, (fixed rate to 9/30/2014, variable rate thereafter), 5.512%(l)	1,912,988
930,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(l)	959,340
15,100,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(l)	15,940,001
17,700,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	17,831,334
9,990,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.640%(l)	9,490,500
850,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	1,165,734
7,750,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	11,491,804
2,150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	2,763,197
700,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	747,506
1,300,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	1,851,002
1,800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	1,898,231
1,500,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	1,523,036

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
4,140,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, (EUR)(l)	$5,617,603
18,054,000	Societe Generale S.A., (fixed rate to 4/05/2017, variable rate thereafter), 5.922%, 144A(l)	18,415,080

		1,114,868,703

	Brokerage — 0.8%
2,655,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,747,925
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	43,362,875
20,010,000	Jefferies Group LLC, 6.250%, 1/15/2036	19,201,456
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	15,519,300
39,040,000	Jefferies Group LLC, 6.875%, 4/15/2021	43,301,997

		124,133,553

	Building Materials — 0.9%
6,995,000	Masco Corp., 6.500%, 8/15/2032	6,942,538
5,510,000	Masco Corp., 7.125%, 3/15/2020	6,212,525
2,630,000	Masco Corp., 7.750%, 8/01/2029	2,904,853
32,100,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	12,017,766
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	39,464,303
46,412,000	USG Corp., 6.300%, 11/15/2016	49,080,690
14,155,000	USG Corp., 9.750%, 1/15/2018	16,384,413

		133,007,088

	Chemicals — 0.4%
20,070,000	Hercules, Inc., 6.500%, 6/30/2029	17,862,300
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,382,000
4,555,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	4,452,512
23,584,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(d)	19,338,880
7,789,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(d)	7,010,100
8,757,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(d)	7,443,450

		61,489,242

	Commercial Mortgage-Backed Securities — 0.2%
35,060,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.993%, 8/10/2045(b)	34,273,219

	Construction Machinery — 0.1%
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,516,588
11,655,000	United Rentals North America, Inc., 7.625%, 4/15/2022	12,674,812
525,000	United Rentals North America, Inc., 8.375%, 9/15/2020	581,438

		14,772,838

	Consumer Cyclical Services — 0.0%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	644,875
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,400,000

		5,044,875

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Products — 0.0%
$1,335,000	Visant Corp., 10.000%, 10/01/2017	$1,241,550

	Electric — 2.0%
1,540,000	AES Corp., 4.875%, 5/15/2023	1,439,900
756,974	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	798,608
45,322,516	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	48,083,382
62,180,200	Bruce Mansfield Unit, 6.850%, 6/01/2034	65,831,422
2,441,011	CE Generation LLC, 7.416%, 12/15/2018	2,407,447
28,105,000	Edison Mission Energy, 7.625%, 5/15/2027(e)	18,619,562
42,200,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	41,672,500
14,800,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	15,318,000
500,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	693,376
100,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	142,387
3,570,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	4,244,302
13,642,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	12,422,542
1,435,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	1,431,470
2,732,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	3,908,656
108,541,101	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.250% (12.250% PIK), 12/01/2018, 144A(f)	71,637,127
5,940,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020, 144A	6,237,000
555,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	642,371
2,755,000	PPL Energy Supply LLC, 4.600%, 12/15/2021	2,718,339

		298,248,391

	Financial Other — 0.3%
19,005,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	20,060,975
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	28,096,260

		48,157,235

	Food & Beverage — 0.2%
25,280,000	Crestview DS Merger Sub II, Inc., 10.000%, 9/01/2021, 144A	26,038,400
4,880,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	5,099,600
4,370,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	4,629,345

		35,767,345

	Government Guaranteed — 0.4%
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	66,199,296

	Government Owned – No Guarantee — 0.5%
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	19,597,500
70,300,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	6,004,033
499,300,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	42,093,404

		67,694,937

	Government Sponsored — 0.1%
1,000,000	EDP Finance BV, EMTN, 2.250%, 2/11/2021, (CHF)	943,661
10,807,000	Eksportfinans ASA, 2.000%, 9/15/2015	10,536,825
9,005,000	Eksportfinans ASA, 2.375%, 5/25/2016	8,712,338

		20,192,824

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Healthcare — 2.1%
$2,795,000	HCA Holdings, Inc., 6.250%, 2/15/2021	$2,840,419
9,960,000	HCA, Inc., 5.875%, 3/15/2022	10,233,900
108,560,000	HCA, Inc., 5.875%, 5/01/2023	106,660,200
14,620,000	HCA, Inc., 7.050%, 12/01/2027	13,998,650
20,447,000	HCA, Inc., 7.500%, 12/15/2023	20,855,940
24,215,000	HCA, Inc., 7.500%, 11/06/2033	24,033,388
46,148,000	HCA, Inc., 7.690%, 6/15/2025	47,244,015
32,745,000	HCA, Inc., 8.360%, 4/15/2024	35,200,875
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	16,052,225
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	9,302,160
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	27,593,752

		314,015,524

	Home Construction — 0.7%
1,350,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	1,296,000
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(e)	2,703,600
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	11,756,800
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	16,597,437
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	6,620,225
11,315,000	KB Home, 7.250%, 6/15/2018	12,177,769
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	40,643,600
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	11,772,075

		103,567,506

	Independent Energy — 0.2%
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	59,400
17,935,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	12,823,525
2,990,000	Halcon Resources Corp., 9.250%, 2/15/2022, 144A	3,109,600
12,635,000	QEP Resources, Inc., 6.875%, 3/01/2021	13,424,687
1,975,000	Rosetta Resources, Inc., 5.625%, 5/01/2021	1,876,250
2,780,000	SandRidge Energy, Inc., 7.500%, 2/15/2023	2,752,200

		34,045,662

	Industrial Other — 0.1%
7,475,000	Permian Holdings, Inc., 10.500%, 1/15/2018, 144A	7,288,125
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	10,759,500

		18,047,625

	Life Insurance — 1.1%
34,562,000	American International Group, Inc., 6.250%, 3/15/2087	33,870,760
27,655,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	32,370,177
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	22,315,136
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,826,590
23,200,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(l)	22,301,000
1,000,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(l)	1,647,232

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Life Insurance — continued
1,350,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	$1,922,056
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	16,622,985
1,475,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	1,873,250
8,145,000	MetLife, Inc., 10.750%, 8/01/2069	11,973,150
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	9,037,013
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	4,471,280

		161,230,629

	Local Authorities — 2.0%
86,645,000	Autonomous Community of Madrid Spain, 4.300%, 9/15/2026, 144A, (EUR)	103,399,282
900,000	City of Madrid, Spain, 4.550%, 6/16/2036, (EUR)	897,979
8,095,000	City of Rome, Italy, EMTN, 5.345%, 1/27/2048, (EUR)	9,856,192
3,905,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,390,687
82,840,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	84,969,800
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	66,373,969
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	25,805,058

		294,692,967

	Media Cable — 0.7%
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,132,675
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	26,971,594
540,000	Time Warner Cable, Inc., 4.500%, 9/15/2042	394,828
44,800,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	59,698,585
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	10,428,431

		100,626,113

	Media Non-Cable — 1.2%
1,035,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	970,313
3,760,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	3,694,200
64,250,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	62,161,875
90,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	5,801,963
11,620,000	Intelsat Jackson Holdings S.A., 5.500%, 8/01/2023, 144A	10,864,700
3,995,000	Intelsat Luxembourg S.A., 6.750%, 6/01/2018, 144A	4,144,812
28,785,000	Intelsat Luxembourg S.A., 7.750%, 6/01/2021, 144A	29,792,475
16,000,000	Intelsat Luxembourg S.A., 8.125%, 6/01/2023, 144A	16,880,000
3,730,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	3,748,650
8,335,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	8,939,287
28,455,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	31,585,050

		178,583,325

	Metals & Mining — 0.9%
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	3,949,426
2,565,000	Alcoa, Inc., 5.900%, 2/01/2027	2,480,473
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,247,896
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,382,012
25,271,000	ArcelorMittal, 7.250%, 3/01/2041	23,122,965
29,695,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	27,096,687
7,825,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	6,565,848

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$21,905,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	$17,195,425
4,200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	4,221,000
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	15,512,188
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,541,833
7,490,000	United States Steel Corp., 6.875%, 4/01/2021	7,546,175
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	17,421,100

		136,283,028

	Non-Captive Consumer — 3.1%
22,945,000	SLM Corp., 5.500%, 1/25/2023	21,008,121
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,263,504
7,515,000	SLM Corp., MTN, 4.625%, 9/25/2017	7,608,937
17,600,000	SLM Corp., MTN, 7.250%, 1/25/2022	17,908,000
2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,332,800
3,750,000	SLM Corp., Series A, MTN, 0.566%, 1/27/2014(b)	3,731,505
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	14,238,247
50,910,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	39,709,800
81,320,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	91,688,300
137,545,000	Springleaf Finance Corp., 7.750%, 10/01/2021, 144A	142,702,937
55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023, 144A	57,215,600
10,120,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	10,448,900
800,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	824,000
55,730,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	58,237,850

		469,918,501

	Non-Captive Diversified — 3.8%
7,855,000	Aircastle Ltd., 7.625%, 4/15/2020	8,679,775
57,000,000	General Electric Capital Corp., GMTN, 4.250%, 1/17/2018, (NZD)	46,186,474
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	69,168,860
25,320,000	General Electric Capital Corp., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	21,477,925
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	50,730,786
15,305,000	General Electric Capital Corp., Series A, MTN, 0.568%, 5/13/2024(b)	14,300,502
245,797,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	213,054,716
325,000	International Lease Finance Corp., 3.875%, 4/15/2018	314,031
2,665,000	International Lease Finance Corp., 5.875%, 4/01/2019	2,774,574
24,750,000	International Lease Finance Corp., 5.875%, 8/15/2022	24,378,750
1,995,000	International Lease Finance Corp., 6.250%, 5/15/2019	2,094,750
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	23,031,675
10,245,000	International Lease Finance Corp., 8.250%, 12/15/2020	11,679,300
4,000,000	iStar Financial, Inc., 3.875%, 7/01/2016	4,010,000
11,995,000	iStar Financial, Inc., 4.875%, 7/01/2018	11,635,150
23,175,000	iStar Financial, Inc., 5.850%, 3/15/2017	24,044,063
8,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	8,652,750
19,240,000	iStar Financial, Inc., 7.125%, 2/15/2018	20,634,900
19,915,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	20,836,069

		577,685,050

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Oil Field Services — 0.3%
$41,550,000	Edgen Murray Corp., 8.750%, 11/01/2020, 144A	$42,173,250
7,170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,170,000

		49,343,250

	Paper — 0.8%
14,715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	17,957,038
47,875,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	60,585,764
775,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,070,689
4,865,000	Westvaco Corp., 7.950%, 2/15/2031	5,619,046
23,365,000	Westvaco Corp., 8.200%, 1/15/2030	27,440,744
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,278,388

		115,951,669

	Pharmaceuticals — 0.4%
52,735,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	54,844,400

	Pipelines — 0.8%
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	762,782
8,935,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	9,388,585
39,759,324	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(d)	41,135,871
69,505,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	61,338,163
3,870,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	3,154,050
3,065,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	2,283,241
4,168,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	3,772,040

		121,834,732

	Property & Casualty Insurance — 0.4%
14,855,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	16,277,723
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,853,411
12,510,000	MBIA Insurance Corp., 11.528%, 1/15/2033, 144A(b)(g)	8,381,700
11,200,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	12,245,632
3,000,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(l)	3,083,658
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,634,115
17,870,000	XL Group PLC, (fixed rate to 4/15/2017, variable rate thereafter), 6.500%(l)	17,110,525

		62,586,764

	Railroads — 0.6%
90,000,000	Hellenic Railways Organization S.A., EMTN, 0.560%, 5/24/2016, (EUR)(b)(d)	91,317,406
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)	956,990

		92,274,396

	Retailers — 0.7%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,358,250
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,699,908
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,627,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	471,750
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022(c)	11,276,382
2,440,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	1,915,400

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$29,129,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	$20,317,477
2,800,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,876,000
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	13,831,409
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,489,232
37,646,000	Toys R Us, Inc., 7.375%, 10/15/2018	32,469,675

		98,332,983

	Sovereigns — 1.3%
64,132,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	6,069,474
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	936,978
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	66,387,662
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	25,170,413
49,120,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	23,825,294
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	19,619,000
5,226,139,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	30,349,853
1,605,660,000	Republic of Iceland, 7.250%, 10/26/2022, (ISK)	9,468,012
3,112,923,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	19,740,106

		201,566,792

	Supermarkets — 1.0%
5,871,000	American Stores Co., 7.900%, 5/01/2017	6,516,810
79,276,000	New Albertson’s, Inc., 7.450%, 8/01/2029	63,618,990
22,640,000	New Albertson’s, Inc., 7.750%, 6/15/2026	18,451,600
17,140,000	New Albertson’s, Inc., 8.000%, 5/01/2031	14,097,650
5,815,000	New Albertson’s, Inc., 8.700%, 5/01/2030	4,950,019
16,342,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	11,766,240
34,580,000	SUPERVALU, Inc., 6.750%, 6/01/2021, 144A	32,851,000

		152,252,309

	Supranational — 1.4%
16,375,000	European Bank for Reconstruction & Development, 6.250%, 2/05/2016, (BRL)	6,871,249
250,500,000,000	European Bank for Reconstruction & Development, 7.200%, 6/08/2016, (IDR)	21,082,669
128,560,000	European Bank for Reconstruction & Development, EMTN, 9.000%, 4/28/2014, (BRL)	57,942,780
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	59,498,929
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	21,419,451
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,630,692
72,900,000	International Finance Corp., GMTN, 5.000%, 12/21/2015, (BRL)	30,208,618

		203,654,388

	Technology — 1.2%
93,399,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	78,922,155
5,845,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,880,575
25,000,000	Alcatel-Lucent USA, Inc., 8.875%, 1/01/2020, 144A	26,375,000
34,955,000	Amkor Technology, Inc., 6.375%, 10/01/2022	33,382,025
14,000,000	First Data Corp., 10.625%, 6/15/2021, 144A	14,210,000

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$8,015,000	First Data Corp., 11.250%, 1/15/2021, 144A	$8,375,675
475,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	541,899
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	2,606,166
225,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	272,691
3,615,000	SunGard Data Systems, Inc., 6.625%, 11/01/2019	3,687,300

		173,253,486

	Textile — 0.0%
4,050,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	3,138,750
3,450,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	3,527,625

		6,666,375

	Transportation Services — 0.4%
10,503,000	APL Ltd., 8.000%, 1/15/2024(d)	9,822,406
6,098,586	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015(c)	6,205,311
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(c)(g)(h)	8,990,213
5,254,119	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020(c)	5,385,472
4,650,730	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016(c)	4,680,029
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(c)(g)(h)	6,215,368
2,349,241	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017(c)	2,490,196
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,703,962
4,115,000	Jack Cooper Holdings Corp., 9.250%, 6/01/2020, 144A	4,403,050

		52,896,007

	Treasuries — 11.9%
80,220,000	Canadian Government, 1.000%, 8/01/2016, (CAD)	77,010,577
272,755,000	Canadian Government, 2.250%, 8/01/2014, (CAD)	267,408,732
201,485,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	199,971,002
89,045,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	89,700,270
71,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	76,364,278
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	27,385,890
1,440,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,946,756
1,440,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	2,021,392
1,435,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	2,117,579
20,219,481(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	176,579,503
75,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	67,894,414
836,485,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	150,179,887
1,266,835,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	221,794,984
23,580,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, 144A, (EUR)	26,581,555
1,995,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, 144A, (EUR)	1,845,371
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, 144A, (EUR)	7,566,578
43,330,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, 144A, (EUR)	50,881,301

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
65,300,000	Singapore Government Bond, 1.375%, 10/01/2014, (SGD)	$52,594,048
72,860,000	U.S. Treasury Bond, 2.750%, 11/15/2042	60,303,016
81,630,000	U.S. Treasury Bond, 2.875%, 5/15/2043	69,283,462
169,985,000	U.S. Treasury Note, 0.250%, 6/30/2014	170,177,593

		1,799,608,188

	Wireless — 1.0%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	20,955,135
47,603,000	NII Capital Corp., 10.000%, 8/15/2016	45,698,880
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	27,704,093
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	30,056,430
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,361,725
23,641,000	Sprint Corp., 7.250%, 9/15/2021, 144A	23,877,410

		154,653,673

	Wirelines — 3.9%
2,825,000	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A(i)	2,641,375
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,949,654
21,480,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	23,176,629
72,320,000	CenturyLink, Inc., 6.450%, 6/15/2021	71,958,400
765,000	CenturyLink, Inc., 7.650%, 3/15/2042	680,850
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	6,743,100
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,646,263
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	318,500
17,900,000	Eircom Finance Ltd., 9.250%, 5/15/2020, 144A, (EUR)	24,216,023
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,426,318
37,225,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	37,876,437
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	36,419,200
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,981,783
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,560,881
28,505,000	Level 3 Financing, Inc., 7.000%, 6/01/2020	28,790,050
5,965,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	6,516,762
2,555,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	2,816,888
4,667,000	Oi S.A., 5.750%, 2/10/2022, 144A	4,083,625
500,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	666,279
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	19,747,693
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	40,448,538
750,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	1,060,297
800,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,095,852
16,145,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	17,436,600
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	37,789,400
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,649,945
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	30,613,275
31,060,000	Qwest Corp., 6.875%, 9/15/2033	30,087,698
3,075,000	Qwest Corp., 7.200%, 11/10/2026	3,076,614
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,472,714
36,551,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	30,061,480
22,645,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	19,450,289

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
7,200,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	$7,623,128
5,250,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	5,034,629
4,350,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,617,077
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	33,179,665
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	19,745,199
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,903,467
2,080,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	2,023,917

		588,586,494

	Total Non-Convertible Bonds (Identified Cost $8,507,337,543)	8,872,940,931

Convertible Bonds — 8.3%
	Airlines — 0.0%
1,255,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,362,227

	Automotive — 1.6%
125,580,000	Ford Motor Co., 4.250%, 11/15/2016	248,098,987

	Construction Machinery — 0.2%
4,240,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(i)	3,874,300
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	8,571,037
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	20,291,942

		32,737,279

	Healthcare — 0.5%
7,105,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(i)	7,113,881
13,415,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(i)	13,482,075
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,504,950
3,780,000	Omnicare, Inc., 3.250%, 12/15/2035	4,016,250
20,495,000	Omnicare, Inc., 3.750%, 12/15/2025	43,539,066

		70,656,222

	Home Construction — 0.6%
52,005,000	Lennar Corp., 3.250%, 11/15/2021, 144A	86,328,300

	Independent Energy — 0.4%
20,440,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	18,651,500
24,655,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	24,223,538
9,196,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	9,494,870

		52,369,908

	Life Insurance — 0.6%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	86,176,416

	Metals & Mining — 0.2%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,091,250
21,845,000	United States Steel Corp., 2.750%, 4/01/2019	24,179,684

		25,270,934

	Non-Captive Diversified — 0.0%
5,025,000	Jefferies Group LLC, 3.875%, 11/01/2029	5,266,828

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Packaging — 0.2%
$30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	$31,620,844

	Pharmaceuticals — 0.0%
1,810,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	2,065,663

	REITs – Mortgage — 0.1%
10,660,000	iStar Financial, Inc., 3.000%, 11/15/2016	13,291,688

	REITs – Warehouse/Industrials — 0.1%
19,445,000	ProLogis LP, 3.250%, 3/15/2015	22,009,309

	Technology — 3.0%
49,215,000	Ciena Corp., 0.875%, 6/15/2017	50,107,022
7,185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	10,584,403
6,075,000	Ciena Corp., 4.000%, 3/15/2015, 144A	8,250,609
2,429,000	Intel Corp., 2.950%, 12/15/2035	2,629,393
205,005,000	Intel Corp., 3.250%, 8/01/2039	253,821,816
1,055,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,269,297
5,714,290	Liberty Media LLC, 3.500%, 1/15/2031	2,942,859
52,965,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	99,276,272
8,550,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032	16,351,875
6,000,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032	11,377,500

		456,611,046

	Utility Other — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	3,454,875

	Wirelines — 0.8%
3,220,500	Axtel SAB de CV, (Step to 8.000% on 1/31/2014), 7.000%, 1/31/2020, 144A, (MXN)(c)(d)(i)(j)	368,219
6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	9,052,500
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(d)	65,633,531
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(d)	39,926,306
900,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	1,235,829

		116,216,385

	Total Convertible Bonds (Identified Cost $892,239,057)	1,253,536,911

Municipals — 1.0%
	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	4,258,177

	Illinois — 0.3%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,595,349
47,285,000	State of Illinois, 5.100%, 6/01/2033	41,924,300

		43,519,649

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Michigan — 0.1%
$12,580,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	$9,914,801

	Virginia — 0.6%
125,265,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	86,725,970

	Total Municipals (Identified Cost $179,330,492)	144,418,597

	Total Bonds and Notes (Identified Cost $9,578,907,092)	10,270,896,439

Senior Loans — 2.0%
	Automotive — 0.1%
11,422,600	TI Group Automotive Systems LLC, Term Loan B, 5.500%, 3/27/2019(b)	11,529,744

	Chemicals — 0.3%
2,000,000	Allnex USA, Inc., 2nd Lien Term Loan, 8.250%, 4/03/2020(b)	2,045,000
4,850,737	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	4,590,010
31,355,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.500%, 12/18/2020(b)	31,394,194

		38,029,204

	Consumer Products — 0.1%
8,589,669	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	8,315,144

	Diversified Manufacturing — 0.0%
6,385,000	Ameriforge Group, Inc., 2nd Lien Term Loan, 8.750%, 12/18/2020(b)	6,436,910

	Electric — 0.0%
4,788,467	Texas Competitive Electric Holdings Company LLC, Non-Extended Term Loan, 3.710%, 10/10/2014(k)	3,229,629

	Food & Beverage — 0.1%
11,501,000	DS Waters of America, Inc., New Term Loan, 5.250%, 8/19/2020(b)	11,580,127

	Healthcare — 0.1%
20,772,938	Apria Healthcare Group I, Term Loan, 6.750%, 4/05/2020(b)	20,911,078

	Media Non-Cable — 0.1%
19,475,891	SuperMedia, Inc., Exit Term Loan, 11.600%, 12/30/2016(b)	15,074,340

	Metals & Mining — 0.3%
11,503,800	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	11,659,101
33,417,450	FMG Resources (August 2006) Pty Ltd., Term Loan, 5.250%, 10/18/2017(b)	33,494,979

		45,154,080

	Non-Captive Diversified — 0.5%
78,617,233	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(b)	80,425,429

	Oil Field Services — 0.2%
26,160,164	Frac Tech International LLC, Term Loan B, 8.500%, 5/06/2016(b)	25,623,881

	Other Utility — 0.0%
1,298,000	Power Team Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	1,294,755

	Retailers — 0.0%
3,000,000	Toys R Us Property Company I LLC, New Term Loan B, 6.000%, 8/21/2019(b)	2,945,640

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supermarkets — 0.1%
$13,800,977	Supervalu, Inc., Refi Term Loan B, 5.000%, 3/21/2019(b)	$13,749,223

	Wirelines — 0.1%
17,702,607	Hawaiian Telcom Communications, Inc., Term Loan B, 5.000%, 6/06/2019(b)	17,720,309
1,495,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/21/2020(b)	1,531,209
2,645,000	Light Tower Fiber LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(b)	2,671,450

		21,922,968

	Total Senior Loans (Identified Cost $306,903,703)	306,222,152

Shares
Common Stocks — 18.8%
	Biotechnology — 0.5%
930,495	Vertex Pharmaceuticals, Inc.(g)	70,550,131

	Chemicals — 2.5%
1,364,851	Dow Chemical Co. (The)	52,410,278
2,000,000	PPG Industries, Inc.	334,120,000

		386,530,278

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(g)	13,828,893
2,304	Rock-Tenn Co., Class A	233,326

		14,062,219

	Diversified Financial Services — 0.4%
3,979,932	Bank of America Corp.	54,923,062

	Diversified Telecommunication Services — 2.2%
183,181	FairPoint Communications, Inc.(g)	1,749,379
283,397	Hawaiian Telcom Holdco, Inc.(g)	7,538,360
200,000	Telecom Italia SpA, Sponsored ADR	1,630,000
3,871,339	Telecom Italia SpA, Sponsored ADR	25,395,984
19,550,590	Telefonica S.A., Sponsored ADR(g)	302,643,133

		338,956,856

	Electric Utilities — 0.0%
94,166	Duke Energy Corp.	6,288,405

	Electronic Equipment, Instruments & Components — 3.1%
32,000,000	Corning, Inc.	466,880,000

	Food Products — 0.5%
2,309,175	ConAgra Foods, Inc.	70,060,370

	Household Durables — 0.2%
477,725	KB Home	8,608,605
549,450	Lennar Corp., Class A	19,450,530

		28,059,135

	Insurance — 0.8%
1,510,275	Prudential Financial, Inc.	117,771,244

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 2.0%
846,398	Chesapeake Energy Corp.	$21,904,780
5,351,804	Repsol YPF S.A., Sponsored ADR	132,243,077
2,134,173	Royal Dutch Shell PLC, ADR	140,172,483
141,249	Spectra Energy Corp.	4,834,953

		299,155,293

	Pharmaceuticals — 3.8%
8,514,190	Bristol-Myers Squibb Co.	394,036,713
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	86,441
1,708,077	Valeant Pharmaceuticals International, Inc.(g)	178,203,673

		572,326,827

	REITs – Apartments — 0.3%
290,904	Apartment Investment & Management Co., Class A	8,127,858
889,730	Associated Estates Realty Corp.	13,265,874
460,000	Equity Residential	24,642,200

		46,035,932

	REITs – Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	18,255,859

	REITs – Shopping Centers — 0.0%
201,557	DDR Corp.	3,166,460

	Semiconductors & Semiconductor Equipment — 2.2%
14,733,856	Intel Corp.	337,699,980

	Trading Companies & Distributors — 0.1%
176,859	United Rentals, Inc.(g)	10,309,111

	Total Common Stocks (Identified Cost $2,169,767,383)	2,841,031,162

Preferred Stocks — 4.1%
Convertible Preferred Stocks — 3.4%
	Automotive — 1.4%
3,398,365	General Motors Co., Series B, 4.750%	170,428,005
657,940	Goodyear Tire & Rubber Co. (The), 5.875%	41,897,619

		212,325,624

	Banking — 0.1%
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	9,706,373

	Electric — 0.1%
380,577	AES Trust III, 6.750%	19,181,081

	Home Construction — 0.1%
355,000	Hovnanian Enterprises, Inc., 7.250%	9,425,250

	Independent Energy — 0.4%
52,020	Chesapeake Energy Corp., 4.500%	4,601,689
66,673	Chesapeake Energy Corp., 5.000%	6,193,922
24,658	Chesapeake Energy Corp., Series A, 5.750%, 144A	27,200,856

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Independent Energy — continued
61,053	SandRidge Energy, Inc., 7.000%	$6,090,037
99,800	SandRidge Energy, Inc., 8.500%	9,999,960

		54,086,464

	Metals & Mining — 0.4%
2,837,383	ArcelorMittal, 6.000%	60,975,361
312,604	Cliffs Natural Resources, Inc., 7.000%	6,180,181

		67,155,542

	Non-Captive Diversified — 0.1%
19,062	Bank of America Corp., Series L, 7.250%	20,586,960

	Pipelines — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	13,600,130

	REITs – Diversified — 0.1%
391,776	Weyerhaeuser Co., Series A, 6.375%	20,756,292

	REITs – Healthcare — 0.0%
116,700	Health Care REIT, Inc., Series I, 6.500%	6,716,085

	REITs – Mortgage — 0.2%
450,965	iStar Financial, Inc., Series J, 4.500%	24,974,442

	Technology — 0.4%
58,020	Lucent Technologies Capital Trust I, 7.750%	58,774,260

	Total Convertible Preferred Stocks (Identified Cost $471,133,002)	517,288,503

Non-Convertible Preferred Stocks — 0.7%
	Banking — 0.4%
45,861	Ally Financial, Inc., Series G, 7.000%, 144A	43,820,185
35,000	Bank of America Corp., 6.375%	835,450
389,800	Countrywide Capital IV, 6.750%	9,706,020

		54,361,655

	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	37,937

	Government Sponsored — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(i)	27,007,500

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(g)	3,011,237

	Non-Captive Consumer — 0.0%
101,175	SLM Corp., Series A, 6.970%	4,714,755

	Non-Captive Diversified — 0.0%
10,425	iStar Financial, Inc., Series G, 7.650%	239,775
39,300	iStar Financial, Inc., Series F, 7.800%	920,799
39,200	iStar Financial, Inc., Series E, 7.875%	925,904

		2,086,478

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	$1,879,290

	REITs – Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	6,570,658

	Total Non-Convertible Preferred Stocks (Identified Cost $63,496,051)	99,669,510

	Total Preferred Stocks (Identified Cost $534,629,053)	616,958,013

Closed End Investment Companies — 0.0%
681,131	NexPoint Credit Strategies Fund (Identified Cost $10,230,353)	5,210,652

Principal Amount (‡)
Short-Term Investments — 5.4%
$393,355,166	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2013 at 0.000% to be repurchased at $393,355,166 on 10/01/2013 collateralized by $51,105,000 Federal Home Loan Mortgage Corp., 2.500% due 4/01/2028 valued at $49,226,638; $300,000,000 Government National Mortgage Association, 2.500% due 3/20/2028 valued at $290,716,608; $62,655,000 Government National Mortgage Association, 2.500% due 2/20/2028 valued at $60,203,864; $1,195,000 Federal National Mortgage Association, 2.080% due 11/02/2022 valued at $1,110,365 including accrued interest (Note 2 of Notes to Financial Statements)	393,355,166
417,982,882	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2013 at 0.000% to be repurchased at $417,982,882 on 10/01/2013 collateralized by $155,000 U.S. Treasury Note, 1.750% due 1/31/2014 valued at $156,356; $10,965,000 U.S. Treasury Note, 1.375% due 12/31/2018 valued at $10,951,294; $60,875,000 U.S. Treasury Note, 2.000% due 2/15/2022 valued at $59,353,125; $143,030,000 U.S. Treasury Note, 1.750% due 5/15/2022 valued at $136,571,337; $23,990,000 U.S. Treasury Note, 0.250% due 6/30/2014 valued at $24,019,988; $55,425,000 U.S. Treasury Note, 0.875% due 7/31/2019 valued at $53,011,241; $82,895,000 U.S. Treasury Note, 0.625% due 8/31/2017 valued at $81,651,575; $53,855,000 U.S. Treasury Note, 0.375% due 11/15/2015 valued at $53,930,720; $7,005,000 U.S. Treasury Note, 1.125% due 4/30/2020 valued at $6,698,531 including accrued interest (Note 2 of Notes to Financial Statements)	417,982,882

	Total Short-Term Investments (Identified Cost $811,338,048)	811,338,048

	Total Investments — 98.4% (Identified Cost $13,411,775,632)(a)	14,851,656,466
	Other assets less liabilities — 1.6%	241,140,767

	Net Assets — 100.0%	$15,092,797,233

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2013, the net unrealized appreciation on investments based on a cost of $13,514,566,951 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,909,527,193
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(572,437,678)

	Net unrealized appreciation	$1,337,089,515

(b)	Variable rate security. Rate as of September 30, 2013 is disclosed.
(c)	Fair valued by the Fund’s investment adviser. At September 30, 2013, the value of these securities amounted to $45,615,465 or 0.3% of net assets.
(d)	Illiquid security. At September 30, 2013, the value of these securities amounted to $286,528,290 or 1.9% of net assets.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)

Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2013, the issuer has paid out 100% of the interest payments in-kind.

(g)	Non-income producing security.
(h)	Maturity has been extended under the terms of a plan of reorganization.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Convertible dollar-indexed note. Coupon rate is based on MXN denominated par value and is payable in USD.
(k)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2013.
(l)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, the value of Rule 144A holdings amounted to $2,239,444,894 or 14.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Industry Summary at September 30, 2013 (Unaudited)

Treasuries	11.9%
Banking	7.9
Wirelines	4.8
Technology	4.6
Non-Captive Diversified	4.4
Pharmaceuticals	4.2
Automotive	3.9
Chemicals	3.2
Non-Captive Consumer	3.1
Electronic Equipment, Instruments & Components	3.1
Healthcare	2.7
Airlines	2.3
Diversified Telecommunication Services	2.2
Semiconductors & Semiconductor Equipment	2.2
Electric	2.1
Oil, Gas & Consumable Fuels	2.0
Local Authorities	2.0
Other Investments, less than 2% each	26.4
Short-Term Investments	5.4

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2013

Loomis Sayles Strategic Income Fund – (continued)

Currency Exposure Summary at September 30, 2013 (Unaudited)

United States Dollar	73.9%
Canadian Dollar	5.9
New Zealand Dollar	4.2
Euro	3.4
Australian Dollar	3.0
Norwegian Krone	2.5
Other, less than 2% each	5.5

Total Investments	98.4
Other assets less liabilities	1.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities

September 30, 2013

ASSETS
Investments at cost	$13,411,775,632
Net unrealized appreciation	1,439,880,834

Investments at value	14,851,656,466
Cash	57,463
Foreign currency at value (identified cost $43,898,433)	44,047,639
Receivable for Fund shares sold	44,019,660
Receivable for securities sold	17,655,162
Dividends and interest receivable	167,229,616
Tax reclaims receivable	569,154

TOTAL ASSETS	15,125,235,160

LIABILITIES
Payable for securities purchased	2,385,072
Payable for Fund shares redeemed	20,852,453
Foreign taxes payable (Note 2)	80,099
Management fees payable (Note 5)	6,834,449
Deferred Trustees’ fees (Note 5)	947,921
Administrative fees payable (Note 5)	542,955
Payable to distributor (Note 5d)	141,503
Other accounts payable and accrued expenses	653,475

TOTAL LIABILITIES	32,437,927

NET ASSETS	$15,092,797,233

NET ASSETS CONSIST OF:
Paid-in capital	$13,687,473,125
Distributions in excess of net investment income	(30,654,351)
Accumulated net realized loss on investments and foreign currency transactions	(3,731,751)
Net unrealized appreciation on investments and foreign currency translations	1,439,710,210

NET ASSETS	$15,092,797,233

See accompanying notes to financial statements.

35  |

Statement of Assets and Liabilities (continued)

September 30, 2013

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$5,239,885,221

Shares of beneficial interest	328,902,989

Net asset value and redemption price per share	$15.93

Offering price per share (100/95.50 of net asset value) (Note 1)	$16.68

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$57,275,860

Shares of beneficial interest	3,568,486

Net asset value and offering price per share	$16.05

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$4,912,727,307

Shares of beneficial interest	306,486,670

Net asset value and offering price per share	$16.03

Class N shares:
Net assets	$12,921,017

Shares of beneficial interest	811,624

Net asset value, offering and redemption price per share	$15.92

Class Y shares:
Net assets	$4,789,321,725

Shares of beneficial interest	300,857,969

Net asset value, offering and redemption price per share	$15.92

Admin Class shares:
Net assets	$80,666,103

Shares of beneficial interest	5,076,823

Net asset value, offering and redemption price per share	$15.89

See accompanying notes to financial statements.

|  36

Statement of Operations

For the Year Ended September 30, 2013

INVESTMENT INCOME
Interest	$653,593,604
Dividends	108,188,288
Less net foreign taxes withheld	(2,349,214)

759,432,678

Expenses
Management fees (Note 5)	83,160,819
Service and distribution fees (Note 5)	64,330,676
Administrative fees (Note 5)	6,600,818
Trustees’ fees and expenses (Note 5)	367,149
Transfer agent fees and expenses (Note 5)	10,837,860
Audit and tax services fees	55,710
Custodian fees and expenses	1,139,578
Legal fees	200,256
Registration fees	427,128
Shareholder reporting expenses	1,158,344
Miscellaneous expenses	336,512

Total expenses	168,614,850

Net investment income	590,817,828

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	340,991,782
Foreign currency transactions	(3,780,062)
Net change in unrealized appreciation (depreciation) on:
Investments	376,449,673
Foreign currency translations	(683,725)

Net realized and unrealized gain on investments and foreign currency transactions	712,977,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,303,795,496

See accompanying notes to financial statements.

37  |

Statement of Changes in Net Assets

	Year Ended September 30, 2013	Year Ended September 30, 2012
FROM OPERATIONS:
Net investment income	$590,817,828	$642,076,865
Net realized gain on investments and foreign currency transactions	337,211,720	288,184,441
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	375,765,948	835,269,437

Net increase in net assets resulting from operations	1,303,795,496	1,765,530,743

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(257,191,132)	(300,094,602)
Class B	(3,107,922)	(4,942,822)
Class C	(209,818,508)	(241,863,153)
Class N	(310,035)	—
Class Y	(237,288,037)	(208,703,036)
Admin Class	(3,078,138)	(1,997,277)

Total distributions	(710,793,772)	(757,600,890)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(197,955,273)	820,378,728

Net increase in net assets	395,046,451	1,828,308,581
NET ASSETS
Beginning of the year	14,697,750,782	12,869,442,201

End of the year	$15,092,797,233	$14,697,750,782

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(30,654,351)	$38,251,969

See accompanying notes to financial statements.

|  38

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Class A
9/30/2013	$15.30	$0.65	$0.76	$1.41	$(0.78)	$—	$(0.78)
9/30/2012	14.21	0.72	1.21	1.93	(0.84)	—	(0.84)
9/30/2011	14.69	0.77	(0.42)	0.35	(0.83)	—	(0.83)
9/30/2010	13.39	0.80	1.31	2.11	(0.81)	—	(0.81)
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)
Class B
9/30/2013	15.41	0.54	0.76	1.30	(0.66)	—	(0.66)
9/30/2012	14.30	0.61	1.23	1.84	(0.73)	—	(0.73)
9/30/2011	14.78	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)
Class C
9/30/2013	15.39	0.54	0.76	1.30	(0.66)	—	(0.66)
9/30/2012	14.29	0.61	1.23	1.84	(0.74)	—	(0.74)
9/30/2011	14.77	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)
Class N*
9/30/2013	15.78	0.46	0.16	0.62	(0.48)	—	(0.48)
Class Y
9/30/2013	15.29	0.69	0.76	1.45	(0.82)	—	(0.82)
9/30/2012	14.20	0.75	1.22	1.97	(0.88)	—	(0.88)
9/30/2011	14.68	0.81	(0.43)	0.38	(0.86)	—	(0.86)
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)
Admin Class
9/30/2013	15.27	0.61	0.75	1.36	(0.74)	—	(0.74)
9/30/2012	14.18	0.67	1.23	1.90	(0.81)	—	(0.81)
9/30/2011	14.66	0.73	(0.42)	0.31	(0.79)	—	(0.79)
9/30/2010**	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
**	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

39  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$15.93	9.43	$5,239,885	0.95	0.95	4.14	22
15.30	14.02	5,155,287	0.96	0.96	4.84	30
14.21	2.20	5,262,765	0.95	0.95	5.10	25
14.69	16.20	5,758,070	0.96	0.96	5.67	27
13.39	20.56	5,544,029	0.99	0.99	7.74	39

16.05	8.58	57,276	1.70	1.70	3.39	22
15.41	13.15	89,552	1.70	1.70	4.11	30
14.30	1.48	107,400	1.70	1.70	4.35	25
14.78	15.39	137,268	1.71	1.71	4.92	27
13.46	19.62	148,887	1.74	1.74	7.02	39

16.03	8.61	4,912,727	1.70	1.70	3.39	22
15.39	13.18	5,064,186	1.71	1.71	4.08	30
14.29	1.42	4,666,077	1.70	1.70	4.35	25
14.77	15.40	5,146,164	1.71	1.71	4.92	27
13.45	19.66	4,894,546	1.74	1.74	6.95	39

15.92	4.01	12,921	0.63	0.63	4.38	22

15.92	9.72	4,789,322	0.70	0.70	4.39	22
15.29	14.31	4,339,240	0.71	0.71	5.05	30
14.20	2.46	2,807,777	0.70	0.70	5.35	25
14.68	16.50	2,521,337	0.71	0.71	5.92	27
13.38	20.91	2,057,888	0.72	0.72	7.76	39

15.89	9.12	80,666	1.20	1.20	3.89	22
15.27	13.79	49,486	1.21	1.21	4.52	30
14.18	1.98	25,424	1.21	1.21	4.87	25
14.66	9.61	4,379	1.24	1.24	5.52	27

See accompanying notes to financial statements.

|  40

Notes to Financial Statements

September 30, 2013

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Strategic Income Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C, Class Y and Admin Class shares. Effective February 1, 2013, the Fund began offering Class N shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are primarily intended for employer-sponsored retirement plans. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees for Class N). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial

41  |

Notes to Financial Statements (continued)

September 30, 2013

statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service, recommended by the investment adviser and approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market is valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid prices may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities; such securities are fair valued on a daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities

|  42

Notes to Financial Statements (continued)

September 30, 2013

market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes.  The Trust treats each fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

43  |

Notes to Financial Statements (continued)

September 30, 2013

companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2013 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, defaulted bond adjustments, paydown gains and losses, preferred securities adjustments, capital gains tax, contingent payment debt instruments and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, return of capital distributions received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest.

|  44

Notes to Financial Statements (continued)

September 30, 2013

Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2013 and 2012 was as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$710,793,772	$ —	$710,793,772	$757,600,890	$ —	$757,600,890

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$42,481,716
Undistributed long-term capital gains	32,224,505

Total undistributed earnings	74,706,221

Unrealized appreciation	1,336,918,891

Total accumulated earnings	$1,411,625,112

Capital loss carryforward utilized in the current year	$243,155,719

f.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other

45  |

Notes to Financial Statements (continued)

September 30, 2013

extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. Excess collateral in the amount of $2,997,679 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of the Fund.

For the year ended September 30, 2013, the Fund did not loan securities under this agreement.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

i.  New Accounting Pronouncement.  In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU creates new disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial instruments. Management has evaluated the impact of the adoption of ASU 2011-11 and will incorporate the new disclosures required in the March 31, 2014 report.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  46

Notes to Financial Statements (continued)

September 30, 2013

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$20,657,366	$324,635,747	(b)	$345,293,113
Non-Captive Consumer	2,263,504	467,654,997	—		469,918,501
Retailers	—	87,056,601	11,276,382	(c)	98,332,983
Transportation Services	—	18,929,418	33,966,589	(c)	52,896,007
All Other Non- Convertible Bonds(a)	—	7,906,500,327	—		7,906,500,327

Total Non-Convertible Bonds	2,263,504	8,500,798,709	369,878,718		8,872,940,931

Convertible Bonds
Wirelines	—	115,848,166	368,219	(c)	116,216,385
All Other Convertible Bonds(a)	—	1,137,320,526	—		1,137,320,526

Total Convertible Bonds	—	1,253,168,692	368,219		1,253,536,911

Municipals(a)	—	144,418,597	—		144,418,597

Total Bonds and Notes	2,263,504	9,898,385,998	370,246,937		10,270,896,439

Senior Loans(a)	—	306,222,152	—		306,222,152
Common Stocks(a)	2,841,031,162	—	—		2,841,031,162
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	44,086,504	9,999,960	—		54,086,464
All Other Convertible Preferred Stocks(a)	463,202,039	—	—		463,202,039

Total Convertible Preferred Stocks	507,288,543	9,999,960	—		517,288,503

47  |

Notes to Financial Statements (continued)

September 30, 2013

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Non-Convertible Preferred Stocks
Electric	$—	$37,937	$—	$37,937
Government Sponsored	—	27,007,500	—	27,007,500
REITs – Office Property	—	1,879,290	—	1,879,290
All Other Non-Convertible Preferred Stocks(a)	70,744,783	—	—	70,744,783

Total Non-Convertible Preferred Stocks	70,744,783	28,924,727	—	99,669,510

Total Preferred Stocks	578,033,326	38,924,687	—	616,958,013

Closed End Investment Companies	5,210,652	—	—	5,210,652
Short-Term Investments	—	811,338,048	—	811,338,048

Total	$3,426,538,644	$11,054,870,885	$370,246,937	$14,851,656,466

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices ($324,631,472) or fair valued by the Fund’s investment adviser ($4,275).
(c)	Fair valued by the Fund’s investment adviser.

A preferred stock valued at $42,901,535 was transferred from Level 2 to Level 1 during the period ended September 30, 2013. At September 30, 2013, this security was valued at the last sale price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices are reviewed on a daily basis

|  48

Notes to Financial Statements (continued)

September 30, 2013

by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012 and/or September 30, 2013:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Airlines	$—	$222,134	$1,639,432	$(1,015,750)	$53,430,000
Banking	18,800,082	—	—	—	—
Electric	12,874,750	—	—	5,360,250	—
Retailers	—	31,176	—	(103,144)	—
Sovereigns	21,173,458	6,238,806	(5,733,038)	28,113,763	4,435
Transportation Services	8,953,808	—	717,131	6,372,092	—
Convertible Bonds
Wirelines	—	—	(12)	(132,809)	1,002,079

Total	$61,802,098	$6,492,116	$(3,376,487)	$38,594,402	$54,436,514

49  |

Notes to Financial Statements (continued)

September 30, 2013

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2013
Bonds and Notes
Non-Convertible Bonds
Airlines	$(39,805,433)	$310,165,364	$—	$324,635,747	$(1,015,750)
Banking	—	—	(18,800,082)	—	—
Electric	(18,235,000)	—	—	—	—
Retailers	—	11,348,350	—	11,276,382	(103,144)
Sovereigns	(49,797,424)	—	—	—	—
Transportation Services	(4,458,111)	31,335,477	(8,953,808)	33,966,589	6,372,092
Convertible Bonds
Wirelines	(501,039)	—	—	368,219	(132,809)

Total	$(112,797,007)	$352,849,191	$(27,753,890)	$370,246,937	$5,120,389

Debt securities valued at $352,849,191 were transferred from Level 2 to Level 3 during the period ended September 30, 2013. At September 30, 2013, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $27,753,890 were transferred from Level 3 to Level 2 during the period ended September 30, 2013. At September 30, 2013, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2013, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $2,985,491,541 and $3,230,328,525, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $140,371,862 and $250,239,816, respectively.

|  50

Notes to Financial Statements (continued)

September 30, 2013

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Over $15 billion
0.65%	0.60%	0.55%	0.54%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2014 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class N	Class Y	Admin Class
1.25%	2.00%	2.00%	0.95%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2013, the management fees for the Fund were $83,160,819 (effective rate of 0.56% of average daily net assets).

No expenses were recovered during the year ended September 30, 2013 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

51  |

Notes to Financial Statements (continued)

September 30, 2013

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

|  52

Notes to Financial Statements (continued)

September 30, 2013

For the year ended September 30, 2013, the service and distribution fees for the Fund were as follows:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$12,990,119	$185,878	$12,567,128	$164,266	$557,636	$37,701,383	$164,266

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2013, the administrative fees for the Fund were $6,600,818.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $10,129,455.

As of September 30, 2013, the Fund owes NGAM Distribution $141,503 in reimbursements for sub-transfer agent fees.

53  |

Notes to Financial Statements (continued)

September 30, 2013

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2013 amounted to $3,680,110.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are

|  54

Notes to Financial Statements (continued)

September 30, 2013

normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the period from February 1, 2013 through September 30, 2013, the Fund incurred the following class-specific transfer agent fees and expenses:

Class N
Transfer Agent Fees and Expenses	$60

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2013, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

55  |

Notes to Financial Statements (continued)

September 30, 2013

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	85,161,020	$1,344,652,662	89,649,016	$1,329,714,799
Issued in connection with the reinvestment of distributions	13,495,375	211,445,205	17,112,282	251,237,402
Redeemed	(106,628,096)	(1,673,657,377)	(140,160,164)	(2,089,858,590)

Net change	(7,971,701)	$(117,559,510)	(33,398,866)	$(508,906,389)

Class B
Issued from the sale of shares	84,938	$1,342,254	142,281	$2,116,364
Issued in connection with the reinvestment of distributions	116,207	1,831,113	185,322	2,735,333
Redeemed	(2,445,061)	(38,778,882)	(2,023,077)	(30,224,174)

Net change	(2,243,916)	$(35,605,515)	(1,695,474)	$(25,372,477)

Class C
Issued from the sale of shares	36,207,754	$574,188,840	46,818,995	$698,131,858
Issued in connection with the reinvestment of distributions	7,359,016	115,930,122	8,706,591	128,555,991
Redeemed	(66,124,686)	(1,046,914,424)	(52,957,737)	(789,494,609)

Net change	(22,557,916)	$(356,795,462)	2,567,849	$37,193,240

Class N*
Issued from the sale of shares	795,587	$12,674,081	—	$—
Issued in connection with the reinvestment of distributions	19,538	310,035	—	—
Redeemed	(3,501)	(57,560)	—	—

Net change	811,624	$12,926,556	—	$—

Class Y
Issued from the sale of shares	114,234,013	$1,799,718,390	152,377,472	$2,276,301,803
Issued in connection with the reinvestment of distributions	8,900,319	139,377,642	7,426,725	109,413,688
Redeemed	(106,030,487)	(1,668,831,214)	(73,738,087)	(1,089,758,132)

Net change	17,103,845	$270,264,818	86,066,110	$1,295,957,359

Admin Class
Issued from the sale of shares	2,237,182	$35,129,300	1,594,030	$23,654,032
Issued in connection with the reinvestment of distributions	163,798	2,563,820	108,806	1,599,070
Redeemed	(565,879)	(8,879,280)	(253,748)	(3,746,107)

Net change	1,835,101	$28,813,840	1,449,088	$21,506,995

Increase (decrease) from capital share transactions	(13,022,963)	$(197,955,273)	54,988,707	$820,378,728

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.

|  56

Report of Independent Registered Public

Accounting Firm

To the Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund, a series of Loomis Sayles Funds II (the “Fund”), at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2013

57  |

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2013, 11.18% of dividends distributed by Strategic Income Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  For the fiscal year ended September 30, 2013, the Strategic Income Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2013, complete information will be reported in conjunction with Form 1099-DIV.

|  58

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	42 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	42 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	42 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  60

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the board of other business organizations; experience as Chancellor of the University of Massachusetts Lowell; government experience (including as a member of the U.S. House of Representatives); academic experience

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	42 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  62

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	42 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

63  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee Since 2011 President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  64

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13
Loomis Sayles Funds II	$384,464	$390,231	$4,846	$4,977	$83,360	$99,229	$18,578	$—

1.	Audit-related fees consist of:

2012 & 2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2012 & 2013 – review of Registrant’s tax returns, tax consulting services and review of liquidating fund distributions.

3.	All other fees consist of:

2012 – filing and translation services with respect to Japanese shareholders in Loomis Sayles Investment Grade Bond Fund.

Aggregate fees billed to the Registrant for non-audit services during 2012 and 2013 were $106,784 and $104,206, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13	10/1/11- 9/30/12	10/1/12- 9/30/13
Control Affiliates	$—	$—	$6,838	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/11- 9/30/12	10/1/12- 9/30/13
Control Affiliates	$87,658	$73,039

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)(3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ Robert J. Blanding
Name: Robert J. Blanding
Title: Chief Executive Officer
Date: November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name: Robert J. Blanding
Title: Chief Executive Officer
Date: November 21, 2013

By:	/s/ Michael C. Kardok
Name: Michael C. Kardok
Title: Treasurer
Date: November 21, 2013